Certain dollar amounts in Exhibit E and Exhibit F herein have been excluded because they are not material and would be competitively harmful if publicly disclosed.

TRANSACTION AGREEMENT
by and between
VERTICAL CAPITAL INCOME FUND
and
CARLYLE GLOBAL CREDIT INVESTMENT MANAGEMENT, L.L.C.

DATED AS OF JANUARY 12, 2023

5.1. Corporate Organization	28
5.2. Authority; No Violation	28
5.3. Consents and Approvals	29
5.4. Regulatory Matters	29
5.5. Broker’s Fees	30
5.6. Legal Proceedings	30
5.7. Carlyle Information	30
5.8. No Financing Condition	30
5.9. Investigation	30
5.10. No Other Representations or Warranties	31
ARTICLE VI COVENANTS RELATING TO CONDUCT OF BUSINESS	31
6.1.VCIF Forbearances	31
ARTICLE VII ADDITIONAL AGREEMENTS	34
7.1. Regulatory and Other Matters	34
7.2. Access to Information; Confidentiality	36
7.3. VCIF Shareholder Approval	36
7.4. Shelf Registration Statement	37
7.5. Indemnification; Trustees’ and Officers’ Insurance	38
7.6. Additional Agreements	39
7.7. Advice of Changes	39
7.8. No Solicitation	39
7.9. Takeover Provisions	42
7.10. Shareholder Litigation	42
7.11. Publicity	42
7.12. Liquidation	42
7.13. Trustees	43
7.14. Officers	44
7.15. Application of Control Share Acquisition Statute	44
7.16. Treatment of VCIF Indebtedness	44
ARTICLE VIII CONDITIONS PRECEDENT	44
8.1. Conditions to Each Party’s Obligation To Consummate the Closing	44
8.2. Conditions to Carlyle’s Obligation to Consummate the Closing	45
8.3. Conditions to VCIF’s Obligation to Consummate the Closing	46
ARTICLE IX TERMINATION AND AMENDMENT	47
9.1. Termination	47
9.2. Effect of Termination	48
9.3. Fees and Expenses	48
9.4. Termination Fee; Expense	48
9.5. Reimbursements	48
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ARTICLE X GENERAL PROVISIONS	49
10.1. Limited Survival of Representations, Warranties, Covenants and
Agreements	49
10.2. Notices	49
10.3. Interpretation	50
10.4. Counterparts	51
10.5. Entire Agreement	51
10.6. Amendment	51
10.7. Extension; Waiver	51
10.8. Governing Law; Jurisdiction	51
10.9. Assignment; Third Party Beneficiaries	52
10.10. Remedies	52
10.11. Waiver of Jury Trial	53
10.12. Severability	53
10.13. No Suits Against Non-Parties	53

Exhibits
Exhibit A Form of Investment Advisory Agreement
Exhibit B Existing Investment Asset Exclusions
Exhibit C Form of Amended and Restated VCIF Organizational Documents
Exhibit D Liquidation Process and Milestones
Exhibit E Minimum Aggregate Fair Market Value of Assets and Cash at Closing
Exhibit F Minimum Cash Balance at Closing

Schedules
VCIF Disclosure Schedule
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TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT (this “Agreement”) is made as of January 12, 2023, by and among Vertical Capital Income Fund, a Delaware statutory trust (“VCIF”), and Carlyle Global Credit Investment Management, L.L.C., a Delaware limited liability company (“Carlyle”). Each of VCIF and Carlyle may, from time to time, be referred to individually herein as a “Party” and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in Article I.

RECITALS:

WHEREAS, VCIF is an externally managed, closed-end management investment company, registered under the Investment Company Act of 1940 (the “Investment Company Act”) and listed on the New York Stock Exchange (“NYSE”);

WHEREAS, Oakline Advisors LLC, a Delaware limited liability company (“Oakline”), currently serves as investment adviser to VCIF;

WHEREAS, the Parties desire to enter into a series of transactions pursuant to which, among other things, (a) prior to the Closing, (i) the investment objectives, strategy and policies of VCIF, including VCIF’s fundamental policy to invest over 25% of its assets in mortgage-related securities, will be changed to primarily target investments in debt and equity tranches issued by collateralized loan obligations (the “VCIF Investment Mandate Change”), (ii) the VCIF Organizational Documents will be amended and restated, as described more fully in Section 2.5 hereto (as so amended and restated, the “Amended and Restated VCIF Organizational Documents”), and (iii) all of the assets that comprise VCIF’s investment portfolio as of the date hereof, together with any investment assets (other than cash) acquired after the date hereof (all such assets, the “Existing Investment Assets”), will be liquidated, as described more fully in Section 7.12 and Exhibit D hereto (the “Liquidation”), (b) at the Closing, VCIF and Carlyle will enter into an investment advisory agreement in the form attached hereto as Exhibit A (the “Investment Advisory Agreement”) pursuant to which Carlyle will become the sole investment adviser to VCIF, and (c) following the Closing, (i) Carlyle will cause to be paid to the holders of record of VCIF Eligible Shares the Shareholder Payments, (ii) Carlyle or one of its Affiliates will commence a tender offer to acquire certain VCIF Shares and (iii) contemporaneously with the closing of such tender offer, Carlyle or one of its Affiliates will also acquire directly from VCIF certain VCIF Shares in a transaction exempt from the registration provisions of the Securities Act pursuant to Section 4(a)(2) (the foregoing (a), (b) and (c) together with the other transactions contemplated by this Agreement, the “Contemplated Transactions”);

WHEREAS, the board of trustees of VCIF (the “VCIF Board”), all of whom are trustees who are not “interested persons” of VCIF as defined in Section 2(a)(19) of the Investment Company Act, at electronically conducted meetings (in lieu of in-person meetings in reliance on SEC Order Investment Company Act Release No. 33897) duly called and held at which all members thereof were present, has duly and unanimously adopted resolutions (a) determining that this Agreement, the Investment Advisory Agreement and the Contemplated Transactions are advisable, fair to and in the best interests of VCIF and the holders of VCIF Shares (the “VCIF

Shareholders”); (b) directing that the VCIF Investment Mandate Change, the Amended and Restated VCIF Organizational Documents, the Liquidation, the Investment Advisory Agreement and the Designated Trustee Appointment Matters (together, the “VCIF Shareholder Approval Matters”) be submitted to the VCIF Shareholders, once the VCIF Board has completed its approval of the Amended and Restated VCIF Organizational Documents as described more fully in Section 2.5 hereto, for approval at a special meeting of VCIF Shareholders to be duly called and held therefor (the “VCIF Shareholder Meeting”); (c) recommending that the VCIF Shareholders so approve the VCIF Shareholder Approval Matters, in accordance with applicable Law, at the VCIF Shareholder Meeting (such recommendation, the “VCIF Board Recommendation”); and (d) setting a record date in connection with the VCIF Shareholder Meeting;

WHEREAS, on the date hereof, each of Relative Value Partners, LLC, Saba Capital Management, L.P. and certain of its clients, Bulldog Investors, LLP, Almitas Capital, LLC and High Income Securities Fund (together, the “Voting and Support Agreement Counterparties”) entered into voting, support and standstill agreements with VCIF and Carlyle related to the transactions contemplated hereunder (the “Voting and Support Agreements”); and

WHEREAS, the Parties desire to make certain representations, warranties and agreements in connection with the Contemplated Transactions and to prescribe certain conditions to the Contemplated Transactions.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINED TERMS

1.1.       Defined Terms. For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Acceptable Confidentiality Agreement” has the meaning set forth in Section 7.8(c).

“Adverse Recommendation Change” has the meaning set forth in Section 7.8(e).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided that, with respect to Carlyle, the term “Affiliate” shall not include any portfolio companies of Carlyle or its Affiliates, or any funds, investment vehicles, managed accounts or other investment agreements that are launched, formed, managed, sponsored or advised by Carlyle or its Affiliates, unless such entities directly hold VCIF Shares.

“Affiliate Transaction” has the meaning set forth in Section 4.19.

“Agreement” has the meaning set forth in the preamble to this Agreement.

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“Alternative Acquisition Agreement” has the meaning set forth in Section 7.8(b)(iv).

“Amended and Restated VCIF Certificate of Trust” means the VCIF Certificate of Trust as amended and restated pursuant to Section 2.5.

“Amended and Restated VCIF Organizational Documents” has the meaning set forth in the Recitals to this Agreement.

“Bankruptcy and Equity Exception” has the meaning set forth in Section 4.3(a).

“Benefit Plan” has the meaning set forth in Section 4.11.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable Law to close.

“Carlyle” has the meaning set forth in the preamble to this Agreement.

“Carlyle Expenses” has the meaning set forth in Section 9.4(b).

“Carlyle Fundamental Reps” has the meaning set forth in Section 8.3(a)(i).

“Carlyle Material Adverse Effect” means any occurrence, change, event, effect or development that, individually or in the aggregate, (a) has or would reasonably be expected to have, a material adverse effect on the financial condition, results of operations, assets, liabilities or business of Carlyle (provided, however, that, with respect to this subsection (a) only, the determination of whether a “Carlyle Material Adverse Effect” exists or has occurred shall not include effects to the extent attributable to (i) changes, after the date hereof, in GAAP, (ii) changes, after the date hereof, in laws, rules or regulations of general applicability to companies in the industry in which Carlyle operates, (iii) actions or omissions taken with the prior express written consent of VCIF, (iv) changes, after the date hereof, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which Carlyle operates, (v) conditions arising out of acts of terrorism, war, weather conditions or other force majeure events or (vi) the public disclosure of this Agreement or the Contemplated Transactions, except, with respect to clauses (i), (ii), (iv) and (v), to the extent that such effects disproportionately impact the financial condition, results of operations, assets, liabilities or business of Carlyle, as compared to other businesses in the industry in which Carlyle operates, in which case such disproportionate effect shall be taken into account); or (b) materially impairs the ability of Carlyle to consummate, or prevents or materially delays, any of the Contemplated Transactions or would reasonably be expected to do so.

“Carlyle Regulatory Agreement” has the meaning set forth in Section 5.4(a).

“Carlyle Regulatory Approvals” has the meaning set forth in Section 5.3(a).

“Carlyle Related Parties” has the meaning set forth in Section 10.13(e)(i).

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“Cash Equivalents” means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six months from the date of acquisition, (ii) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $10,000,000,000.00, (iii) repurchase obligations of any commercial bank satisfying the requirements of clause (ii) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government and (iv) shares of any money market mutual or similar fund that invests exclusively in assets satisfying the requirements of clauses (i) through (iii) of this definition.

“Claim” means any claim, action, litigation, suit, inquiry, proceeding, enforcement proceeding, audit or investigation by or before any Governmental Entity, or any similar legal, administrative, arbitral or other proceeding or mediation, whether civil, criminal or administrative.

“Closing” has the meaning set forth in Section 3.2.

“Closing Date” has the meaning set forth in Section 3.2.

“Closing NAV and Balance Sheet Statement” has the meaning set forth in Section 3.1(b).

“Closing Payment” means an amount equal to $10,000,000.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Competing Proposal” means any inquiry, proposal, offer, indication of interest, request, discussions, negotiations or other form of communication, whether oral or written, formal or informal, public or non-public or otherwise (any “Proposal”), to effect, or which could reasonably be expected to lead to or result in a Proposal to effect, any of the following:

(a)               a purchase or other acquisition, directly or indirectly, in one transaction or a series of transactions, and whether through any merger, reorganization, consolidation, tender offer, self-tender, exchange offer, beneficial interest acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction, or otherwise, of (i) 10% or more of any class of beneficial interests, other equity securities or voting power of VCIF or any resulting parent company of VCIF, or (ii) assets or businesses of VCIF that generate 10% or more of the total investment income, net investment income or net increase in net assets resulting from operations (for the 12-month period ending on the last day of VCIF’s most recently completed fiscal quarter) or that represent 10% or more of the total assets (based on fair market value) of VCIF immediately prior to such purchase or other acquisition, except for, in either case within this clause (ii), the Liquidation;

(b)               any direct or indirect transaction or series of transactions that would result in (i) Oakline or any of its Affiliates remaining as the investment adviser to VCIF, (ii) VCIF becoming

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an internally managed closed-ended fund or (iii) any Person other than Carlyle serving as the external investment adviser to VCIF;

(c)               any direct or indirect transaction or series of transactions that would result in the replacement of 50% or more of the members of the VCIF Board with Persons that are not Designated Trustees; or

(d)               any voluntary or involuntary liquidation, bankruptcy, dissolution or winding up of VCIF (including any transaction pursuant to which all or any substantial portion of VCIF’s assets are sold), in each case, except for the Liquidation, in each case, other than as contemplated pursuant to the Contemplated Transactions. “Confidentiality Agreement” has the meaning set forth in Section 7.2(c).

“Contemplated Transactions” has the meaning set forth in the Recitals to this Agreement.

“Contract” has the meaning set forth in Section 4.3(b).

“Control Share Acquisition Statute” means Subchapter III (entitled Control Beneficial Interest Acquisitions) of the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq.

“Core Existing Investment Assets” means all Existing Investment Assets except those listed on Exhibit B.

“Delaware Courts” has the meaning set forth in Section 10.8.

“Designated Trustee” has the meaning set forth in Section 7.13(a).

“Designated Trustee Appointment Matters” has the meaning set forth in Section 7.13(b).

“ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder.

“ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) which is treated with VCIF as a single employer within the meaning of Section 414 of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations thereunder.

“Existing Investment Assets” has the meaning set forth in the Recitals to this Agreement.

“Fraud” means, solely with respect to the representations and warranties contained in Article IV or Article V, as applicable, or in any certificate delivered pursuant to this Agreement, intentional or willful (but not merely negligent) misrepresentation of facts which constitutes common law fraud under Delaware Law.

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“GAAP” means United States generally accepted accounting principles consistently applied during the periods involved.

“Governmental Entity” means any federal, state, local or foreign government or subdivision thereof, or any other governmental, administrative, judicial, arbitral, legislative, executive, regulatory or self-regulatory authority, instrumentality, agency, commission or body, or any SRO.

“Indebtedness” means, with respect to any Person, (i) all obligations of such Person for borrowed money, or with respect to unearned advances of any kind to such Person, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all capitalized lease obligations of such Person, (iv) all obligations of such Person under installment sale contracts, (v) all obligations of such Person that are secured by collateral or any other type of Lien on the property or assets of such Person, (vi) all guarantees and arrangements having the economic effect of a guarantee of such Person of any Indebtedness of any other Person and (vii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position of others or to purchase the obligations of others.

“Infringe” has the meaning set forth in Section 4.15.

“Intellectual Property” means all intellectual property and proprietary rights, including patents, copyrights (including copyrights in IT Assets), trade secrets, algorithms, methods, processes, inventions, know-how and trademarks, service marks, trade, corporate or d/b/a names, logos, domain names and social or mobile media identifiers and other source indicators and all goodwill symbolized thereby and registrations or applications for any of the foregoing.

“Investment Advisers Act” means the Investment Advisers Act of 1940, and the rules and regulations thereunder.

“Investment Advisory Agreement” has the meaning set forth in the Recitals to this Agreement.

“Investment Company Act” has the meaning set forth in the Recitals to this Agreement.

“IRS” means the United States Internal Revenue Service.

“Issue Price Per Share” has the meaning set forth in Section 2.4.

“IT Assets” means hardware, software, code, systems, networks, websites, databases, applications and other information technology assets and equipment and the data stored therein or processed thereby.

“Law” means (a) any federal, state, local, municipal, or foreign law, constitution, treaty, statute, code, ordinance, rule, provision of common law, administrative interpretation, regulation or directive (including those of any SRO), and (b) any approval, judgment, order, writ, decree or injunction, in each case of any Governmental Entity.

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“Liens” means, collectively, pledges, claims, liens, charges, options, rights of first refusal, encumbrances, collateral and security interests of any kind or nature whatsoever (including any limitation on voting, sale, transfer or other disposition or exercise of any attribute of ownership).

“Liquidation” has the meaning set forth in the Recitals to this Agreement.

“Liquidation Broker” has the meaning set forth in Section 7.12(a).

“Liquidation Consultants” has the meaning set forth in Section 7.12(a).

“Liquidation Diligence Firm” has the meaning set forth in Section 7.12(a).

“Liquidation Statement” has the meaning set forth in Section 3.1(a).

“NAV” has the meaning set forth in Section 2.3.

“No MAE Rep” has the meaning set forth in Section 8.2(a)(i).

“Notice of Adverse Recommendation” has the meaning set forth in Section 7.8(f).

“Notice of Superior Proposal” has the meaning set forth in Section 7.8(f).

“NYSE” has the meaning set forth in the Recitals to this Agreement.

“Oakline” has the meaning set forth in the Recitals to this Agreement.

“Offered NAV Per Share” has the meaning set forth in Section 2.3.

“Organizational Documents” means, with respect to a Person other than a natural person, (i) the articles or certificate of incorporation and the bylaws of a corporation, (ii) the certificate of formation and operating agreement of a limited liability company, (iii) the partnership agreement and any statement of partnership of a general partnership, (iv) the limited partnership agreement and the certificate of limited partnership of a limited partnership, (v) the certificate of trust and governing instrument of a statutory trust, (vi) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any other Person, (vii) any shareholder or similar agreement among holders of securities of an issuer and (viii) any amendment to any of the foregoing.

“Other Plan Laws” has the meaning set forth in Section 4.12.

“Outgoing VCIF Officer” has the meaning set forth in Section 7.14.

“Outgoing VCIF Trustee” has the meaning set forth in Section 7.13(b).

“Outside Date” has the meaning set forth in Section 9.1(c).

“Outside Date Extension Request” has the meaning set forth in Section 9.1(c).

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“Party” and “Parties” have the meaning set forth in the preamble to this Agreement.

“Payment Agent” has the meaning set forth in Section 2.2(b).

“Payment Agent Agreement” has the meaning set forth in Section 2.2(b).

“Payment Fund” has the meaning set forth in Section 2.2(b).

“Payoff Amount” has the meaning set forth in Section 7.16.

“Permit” means any license, permit, variance, exemption, franchise, consent, approval, authorization, qualification, or order of any Governmental Entity.

“Permitted Liens” means (i) Liens for current Taxes and assessments not yet past due or the amount or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (ii) Liens arising under the VCIF Debt Documents, (iii) mechanics’, workmen’s, repairmen’s, warehousemen’s and carriers’ Liens arising in the ordinary course of business consistent with past practice and (iv) any Liens and other imperfections of title that do not, individually or in the aggregate, materially impair the continued ownership, use and operation of the assets to which they relate in the business of VCIF as currently conducted.

“Person” means an individual, corporation, partnership, limited liability company, association, joint venture, estate, trust, sole proprietorship, unincorporated organization, other entity, organization, group (as defined in Section 13(d) of the Exchange Act) or any other business entity or any Governmental Entity, including a government or political subdivision or an agency or instrumentality thereof.

“Personal Information” means information or data that (i) alone or in combination with other data, can be used to identify an individual persona, device or household or (ii) is defined as “personal data,” “personal information,” “personally identifiable information” or similar terms under applicable Laws.

“Plan” means (i) any employee benefit plan (within the meaning of Section 3(3) of ERISA), whether or not such plan is subject to Title I of ERISA, (ii) a plan, individual retirement account or other arrangement that is described in Section 4975 of the Code, whether or not subject to Section 4975 of the Code, (iii) any plan, fund or other similar program that is established or maintained outside of the United States which provides for retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, (iv) an insurance company using general account assets, if such general account assets are deemed to include assets of any of the foregoing types of plans, accounts or arrangements for purposes of Title I of ERISA or Section 4975 of the Code under Section 401(c) of ERISA or the regulations promulgated thereunder, and (v) an entity which is deemed to hold the assets of any of the foregoing types of plans, accounts or arrangements, pursuant to ERISA or otherwise.

“Pre-Closing Statements” has the meaning set forth in Section 3.1(b).

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“Primary Issuance” has the meaning set forth in Section 2.4.

“Primary VCIF Shares” has the meaning set forth in Section 2.4.

“Private Purchase” means an acquisition by Carlyle or one of its Affiliates of certain VCIF Shares held by a Voting and Support Agreement Counterparty as described in a Voting and Support Agreement or any other binding documentation related to such purchase.

“Processing” means the collection, use, storage, sharing, transfer, disposition, protection and processing of data.

“Proxy Statement” has the meaning set forth in Section 4.17.

“Representatives” means, with respect to any Person, the employees, officers, directors, trustees, principals, bankers (including investment bankers), financial advisors, attorneys, accountants, auditors or other advisors, agents or representatives of such Person.

“RIC” has the meaning set forth in Section 4.10(b).

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, and the rules and regulations thereunder.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, and the rules and regulations thereunder.

“SRO” has the meaning set forth in Section 4.4(a).

“Shareholder Payment” has the meaning set forth in Section 2.2(a).

“Subsidiary”, when used with respect to a Person, means any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, that is required to be consolidated with such Person for financial reporting purposes under GAAP.

“Superior Proposal” means any unsolicited, bona fide, written and binding Competing Proposal of a type contemplated by clause (a) of the definition thereof (regardless of whether such Competing Proposal would also result in the occurrence of a transaction under clause (b) of the definition thereof) that is fully financed or has fully committed financing, that provides for payment by the Person making such Competing Proposal of substantially all-cash consideration to the VCIF Shareholders, and that the VCIF Board determines in good faith (after consultation with outside counsel and its financial advisor), taking into account all legal, financial, regulatory and other aspects of such Competing Proposal and the identity of the Person making such Competing Proposal, (i) is more favorable to the VCIF Shareholders from a financial point of view than the Contemplated Transactions (including any adjustment to the terms and conditions proposed by Carlyle in response to such Competing Proposal), (ii) is reasonably likely to be completed on the terms proposed on a timely basis and (iii) is contractually obligated to be approved by all Voting and Support Agreement Counterparties at any shareholder meeting at

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which such Competing Proposal is submitted to the VCIF Shareholders for approval pursuant to one or more voting and support (or similar) agreements executed by the Voting and Support Agreement Counterparties and the Person making such Competing Proposal; provided, that, for purposes of this definition of “Superior Proposal”, the references in the term “Competing Proposal” to “10%” shall be deemed to be references to “80%”; provided further, that, no Competing Proposal shall constitute a Superior Proposal unless the Person making such Competing Proposal reimburses VCIF for any Termination Fee paid by VCIF pursuant to Section 9.4(a), at the time such Termination Fee is paid by VCIF.

“Tail Period” means the twelve-month period immediately following any termination of this Agreement pursuant to Section 9.1.

“Tail Period Transaction” means VCIF’s entry into an Alternative Acquisition Agreement with respect to any Competing Proposal with a third party during the Tail Period; provided that, for purposes of this definition, the references to “10%” in the definition of Competing Proposal shall be deemed to be references to “50%”.

“Takeover Provisions” has the meaning set forth in Section 4.16.

“Tax” or “Taxes” means (i) all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, margin, backup withholding, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon and (ii) any liability for Taxes of another Person described in clause (i) above under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract or otherwise.

“Tax Return” means, with respect to a Person, (i) a report, return or other information (including any schedule or attachment thereto or any amendment thereof) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes the Person or any of its Subsidiaries or (ii) any Form 1099 or other information report required to be supplied to shareholders or other payment recipients with respect to Taxes.

“Taxing Authority” means any Governmental Entity having jurisdiction over the assessment, determination, collection, or imposition of any Taxes.

“Tender Offer” has the meaning set forth in Section 2.3.

“Termination Fee” shall mean $3,800,000.00.

“Unsold Existing Investment Asset” has the meaning set forth in Section 3.1(a).

“VCIF” has the meaning set forth in the preamble to this Agreement.

“VCIF Agreement and Declaration of Trust” means the agreement and declaration of trust of VCIF, as of the date hereof.

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“VCIF Board” has the meaning set forth in the Recitals to this Agreement.

“VCIF Board Recommendation” has the meaning set forth in the Recitals to this Agreement.

“VCIF Bylaws” means the bylaws of VCIF, as of the date hereof.

“VCIF Certificate of Trust” means the certificate of trust of VCIF, as of the date hereof.

“VCIF Debt Documents” means the credit facility evidenced by that certain Loan Agreement, dated as of July 20, 2018, by and between VCIF and Nexbank SSB, as amended by that certain First Amendment to Loan Agreement, dated as of July 21, 2021, by and between the above-named parties, and that certain Extension Letter, dated as of June 9, 2022, by and between the above-named parties.

“VCIF Disclosure Schedule” means that certain disclosure schedule of VCIF attached hereto.

“VCIF Eligible Share” has the meaning set forth in Section 2.2(a).

“VCIF Investment Mandate Change” has the meaning set forth in the Recitals to this Agreement.

“VCIF Material Adverse Effect” means any occurrence, change, event, effect or development that, individually or in the aggregate, (a) has or would reasonably be expected to have, a material adverse effect on the financial condition, results of operations, assets, liabilities or business of VCIF (provided, however, that, with respect to this subsection (a) only, the determination of whether a “VCIF Material Adverse Effect” exists or has occurred shall not include effects to the extent attributable to (i) changes, after the date hereof, in GAAP, (ii) changes, after the date hereof, in laws, rules or regulations of general applicability to companies in the industry in which VCIF operates, (iii) actions or omissions taken with the prior express written consent of Carlyle, (iv) changes, after the date hereof, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which VCIF operates, (v) conditions arising out of acts of terrorism, war, weather conditions or other force majeure events, or (vi) the public disclosure of this Agreement or the Contemplated Transactions, except, with respect to clauses (i), (ii), (iv) and (v), to the extent that such effects disproportionately impact the financial condition, results of operations, assets, liabilities or business of VCIF as compared to other companies in the industry in which VCIF operates, in which case such disproportionate effect shall be taken into account); or (b) materially impairs the ability of VCIF or Oakline to consummate, or prevents or materially delays, any of the Contemplated Transactions or would reasonably be expected to do so.

“VCIF Material Contract” has the meaning set forth in Section 4.13(a).

“VCIF Organizational Documents” means, taken together, the VCIF Agreement and Declaration of Trust, the VCIF Bylaws and the VCIF Certificate of Trust.

“VCIF Regulatory Agreement” has the meaning set forth in Section 4.5(b).

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“VCIF Regulatory Approvals” has the meaning set forth in Section 4.4(a).

“VCIF Related Parties” has the meaning set forth in Section 10.13(e)(ii).

“VCIF SEC Reports” has the meaning set forth in Section 4.5(c).

“VCIF Shares” means the outstanding shares of beneficial interest issued by VCIF.

“VCIF Shareholder Approval” has the meaning set forth in Section 4.3(a).

“VCIF Shareholder Approval Matters” has the meaning set forth in the Recitals to this Agreement.

“VCIF Shareholder Meeting” has the meaning set forth in the Recitals to this Agreement.

“VCIF Shareholders” has the meaning set forth in the Recitals to this Agreement.

“VCIF Voting Debt” means bonds, debentures, notes or other indebtedness of VCIF having the right to vote on any matters on which shareholders of VCIF may vote.

“Voting and Support Agreements” has the meaning set forth in the Recitals to this Agreement.

“Voting and Support Agreement Counterparties” has the meaning set forth in the Recitals to this Agreement.

ARTICLE II

TRANSACTIONS

2.1. Investment Advisory Agreement. At the Closing, VCIF and Carlyle shall enter into the Investment Advisory Agreement, in a form substantially as attached hereto as Exhibit A.

2.2. Shareholder Payment.

(a)                  In consideration of the consummation of the Contemplated Transactions, each VCIF Share issued and outstanding as of immediately prior to the Closing, other than any such shares that are owned or held, directly or indirectly, by Carlyle (each such share, after giving effect to the aforementioned exclusion, a “VCIF Eligible Share”), shall be entitled to receive, subject to and in accordance with Section 2.2(c), an amount in cash equal to (A) the Closing Payment divided by (B) the aggregate number of VCIF Eligible Shares (the “Shareholder Payment”).

(b)                 Prior to the Closing, Carlyle shall appoint American Stock Transfer & Trust Company, LLC (the “Payment Agent”) to act as payment agent, pursuant to a payment agent agreement to be entered into between Carlyle and the Payment Agent prior to the Closing (the “Payment Agent Agreement”), to make the Shareholder Payment. At or prior to the Closing, Carlyle shall deposit, or shall cause one of its Affiliates to deposit, with the Payment Agent the

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Closing Payment (such cash deposit, plus any interest or other income earned thereon, the “Payment Fund”). The Payment Fund shall not be used for any purpose other than to fund payments pursuant to this Section 2.2.

(c)               Promptly following the Closing, Carlyle shall instruct the Payment Agent to promptly deliver to each holder of record of VCIF Eligible Shares the Shareholder Payment for each such VCIF Eligible Share held of record by such holder (subject to deduction for any required withholding Tax). The Payment Agent may condition such payment upon receipt of such information from such holder as is required by applicable Law or the Payment Agent’s internal processes. No interest will be paid or accrued for the benefit of holders of record of VCIF Eligible Shares on their respective Shareholder Payment.

(d)               Holders of record of VCIF Eligible Shares, in their capacities as such, shall have no rights under this Agreement other than the right to receive their respective Shareholder Payment pursuant to Section 2.2(c). No other holders of shares, other securities or voting power of VCIF, in their capacities as such, shall have any rights to receive any Shareholder Payment or other payments pursuant to this Section 2.2 or otherwise.

2.3. Tender Offer. At or as promptly as reasonably practicable after the Closing, but in any event within 45 days after the Closing, Carlyle shall commence, or shall cause one of its Affiliates to commence (within the meaning of the applicable rules and regulations of the SEC), a cash tender offer (the “Tender Offer”) to purchase $25,000,000 of VCIF Eligible Shares at a price per share equal to the Offered NAV Per Share. The “Offered NAV Per Share” means the net asset value (“NAV”) per VCIF Share as of the expiration date of the Tender Offer. The initial expiration date of the Tender Offer shall be at the time that is one minute following 11:59 p.m., New York City time, on the date that is 20 Business Days after the date the Tender Offer is first commenced (within the meaning of the applicable rules and regulations of the SEC). Notwithstanding the foregoing, Carlyle or such Affiliate, as applicable, may extend the Tender Offer for the minimum period required by applicable Law or any rule, regulation or interpretation or position of the SEC or the staff thereof or NYSE applicable to the Tender Offer. If the Tender Offer is terminated or withdrawn by Carlyle or such Affiliate, as applicable, Carlyle or such Affiliate shall promptly return, and shall cause any depository acting on behalf of Carlyle or such Affiliate to return, all tendered VCIF Shares to the registered holders thereof.

2.4. Primary Issuance. On the tenth Business Day following the closing of the Tender

Offer, Carlyle shall purchase, or shall cause one of its Affiliates to purchase, and VCIF shall issue to Carlyle or such Affiliate, as applicable, at a purchase price per share equal to the Issue Price Per Share, a number of VCIF Shares with an aggregate value equal to $50,000,000 minus the aggregate consideration paid (or to be paid) by Carlyle or one of its Affiliates in connection with (a) the Tender Offer and (b) the Private Purchases (such shares being issued by VCIF, the “Primary VCIF Shares” and such issuance, the “Primary Issuance”). The “Issue Price Per Share” means the greater of (i) the NAV per VCIF Share as of the date of the Primary Issuance and (ii) the Offered NAV Per Share. The Primary Issuance shall take place remotely via the exchange of documents (which shall be on terms and conditions (including with respect to registration rights) customary for transactions of their nature) and signatures, at which time VCIF shall notify its transfer agent that Carlyle or such Affiliate, as applicable, is the owner of the

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Primary VCIF Shares purchased by Carlyle or such Affiliate against payment of the purchase price therefor as set forth in this Section 2.4.

2.5. Amendment of VCIF Organizational Documents. Prior to the filing with the SEC of the Proxy Statement, the VCIF Board shall adopt resolutions to amend and restate the VCIF Organizational Documents in the form attached hereto as Exhibit C, with such Amended and Restated VCIF Organizational Documents being effective upon the Closing.

2.6. Payments; Withholding Rights.

(a)               Except as contemplated by Section 2.2(c), all payments hereunder shall be made by wire transfer of immediately available funds in United States dollars to such account or accounts as may be designated to the payor by or on behalf of the payee at least two Business Days prior to the applicable payment date.

(b)               Carlyle, VCIF, the Payment Agent and any other Person making payments contemplated by this Agreement shall each be entitled to deduct and withhold, or cause to be deducted and withheld, from the consideration otherwise payable such amounts as such Person determines it is required to deduct and withhold under the Code or any provision of state, local or foreign Tax Law. To the extent that amounts are so deducted and withheld, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

ARTICLE III

PRE-CLOSING STATEMENTS; CLOSING; CLOSING DELIVERIES

3.1. Pre-Closing Statements.

(a)               No later than ten Business Days prior to the Closing Date, VCIF shall prepare in good faith and deliver to Carlyle a written statement (the “Liquidation Statement”) setting forth in reasonable detail (i) (A) the Existing Investment Assets sold or contemplated to be sold prior to the Closing pursuant to the Liquidation and (B) the consideration received or contemplated to be received by VCIF in connection therewith (documented on a per-Existing Investment Asset basis), along with the resulting total consideration received or contemplated to be received by VCIF in connection therewith, and (ii) (A) any Existing Investment Assets that are not contemplated to be sold prior to the Closing (each, an “Unsold Existing Investment Asset”), (B) for any Unsold Existing Investment Asset with respect to which VCIF has received a proposal from a third party to purchase such Unsold Existing Investment Asset, the greatest amount of consideration proposed to be paid for such Unsold Existing Investment Asset by a third party, and (C) for any Unsold Existing Investment Asset with respect to which VCIF has not received a proposal from a third party to purchase such Unsold Existing Investment Asset, the then-current value of such Unsold Existing Investment Asset, calculated in accordance with the applicable valuation policies of Carlyle.

(b)               No later than ten Business Days prior to the Closing Date, VCIF shall prepare in good faith and deliver to Carlyle a projected calculation of the NAV of VCIF, and a projected balance sheet of VCIF, in each case as of immediately prior to the Closing (the “Closing NAV and Balance Sheet Statement” and, together with the Liquidation Statement, the “Pre-Closing

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Statements”). The Closing NAV and Balance Sheet Statement shall take into account the Liquidation and the payment of all expenses, taxes and other costs expected to be incurred by VCIF in connection with the Liquidation and the other Contemplated Transactions, but shall not take into account any other Contemplated Transaction.

(c)               VCIF shall afford to Carlyle and its Representatives reasonable access to the individuals who have prepared the Pre-Closing Statements and to the applicable information, books, records, work papers and back-up materials (including any reports prepared by valuation agents) used in preparing the same, in order to assist Carlyle and its Representatives in reviewing the calculations undertaken pursuant to this Section 3.1. Each of the Pre-Closing Statements shall be subject to Carlyle’s prior approval, which shall not be unreasonably withheld, conditioned or delayed, and once so approved shall become final and binding for all purposes of this Agreement.

(d)               VCIF shall cause each Representative of VCIF to submit to VCIF prior to the Closing a final invoice for all services rendered by such Representative (i) in connection with the Contemplated Transactions (whether rendered before or after the Closing) and (ii) in connection with other matters (to the extent rendered before the Closing). VCIF shall reflect all amounts shown as due on each such final invoice in the Closing NAV and Balance Sheet Statement as set forth in Section 3.1(b).

3.2.       Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Contemplated Transactions (other than the Tender Offer and the Primary Issuance) (the “Closing”) shall take place (i) by remote communication and by the exchange of signatures by electronic transmission on the third Business Day after the satisfaction or (subject to applicable Law) waiver of all of the conditions set forth in Sections 8.1, 8.2 and 8.3 (other than those conditions that by their nature are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of those conditions) or (ii) at such other place, date or time as the Parties may mutually agree in writing. The date on which the Closing occurs is referred to herein as the “Closing Date”.

3.3.       Closing Deliveries. At the Closing:

(a)       Carlyle shall deliver or cause to be delivered:

(i)                 to VCIF, the officer’s certificate required by Section 8.3(d);

(ii)              to VCIF, a copy of the Payment Agent Agreement, duly executed by Carlyle and the Payment Agent; and

(iii)            to the Payment Agent, the Closing Payment.

(b)       VCIF shall:

(i)       deliver or cause to be delivered to Carlyle (A) a copy of a resignation letter duly executed by each Outgoing VCIF Trustee as set forth in Section 7.13(d) and (B) a copy of a resignation letter duly executed by each Outgoing VCIF Officer;

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(ii)              deliver or cause to be delivered to Carlyle the officer’s certificate required by Section 8.2(g); and

(iii)            file or cause to be filed with the Office of the Secretary of State of the State of Delaware the Amended and Restated VCIF Certificate of Trust.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF VCIF

Except as disclosed in (i) the VCIF SEC Reports (as defined in Section 4.5(c) below) filed at least two Business Days prior to the date of this Agreement (other than any disclosures set forth in any risk factor section or in any section relating to forward looking statements and any other disclosures included therein to the extent they are predictive, cautionary or forward-looking in nature); provided, that any matter disclosed in the VCIF SEC Reports shall not be deemed disclosed for purposes of the representations and warranties set forth in Section 4.1(a), Section 4.3(a), Section 4.3(b)(i) and Section 4.7 (collectively, the “VCIF Fundamental Reps”); or (ii) the VCIF Disclosure Schedule, VCIF hereby represents and warrants to Carlyle as follows:

4.1.       Corporate Organization.

(a)               VCIF is a statutory trust duly organized, validly existing and in good standing under the Laws of the State of Delaware. VCIF has the requisite power and authority to own and operate all of its assets and to carry on its business as it is now being conducted.

(b)               VCIF is duly licensed or qualified to do business and is in good standing in each of the jurisdictions listed in Section 4.1(b) of the VCIF Disclosure Schedule, which constitute all of the jurisdictions in which the nature of the business conducted by it or the character or location of the assets owned by it makes such licensing or qualification necessary, except such other jurisdictions where the failure to be so licensed or qualified or in good standing would not have a VCIF Material Adverse Effect.

(c)               True, complete and correct copies of the VCIF Organizational Documents have been provided and made accessible to Carlyle in the online “data room” for “Vertical Income” established by Datasite, and each such copy is in full force and effect as of the date hereof. As of the date hereof, VCIF is not, and at Closing will not be, in violation of any provision of the VCIF Organizational Documents.

(d)               VCIF has made available to Carlyle true and complete copies of the minutes (or, in the case of draft minutes, the most recent drafts thereof as of the date of this Agreement) of all meetings of the VCIF Board and each committee thereof held since January 1, 2020 (in each case redacted as necessary to preserve attorney-client privilege, to comply with applicable confidentiality restrictions or to protect commercially sensitive information, including the identity of any potential acquirer or strategic partner and the terms of any such proposal).

(e)               VCIF has no Subsidiaries.

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(f)                VCIF does not own, directly or indirectly, any equity, membership interest, partnership interest, joint venture interest or other equity or voting interest in, or any interest convertible into, exercisable or exchangeable for any of the foregoing, nor is it under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution, guarantee, credit enhancement or other investment in, or assume any liability or obligation of, any Person.

(g)               VCIF has not established or otherwise designated any Series (as such term is defined in the VCIF Agreement and Declaration of Trust) of VCIF Shares.

4.2.       Capitalization.

(a)               No VCIF Shares are held by VCIF in treasury. All of the issued and outstanding VCIF Shares are, and all such shares reserved for issuance will be when issued, duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. No VCIF Voting Debt is issued or outstanding. Except pursuant to Section 2.4, there are no outstanding (I) shares or other voting securities or equity interests of VCIF; (II) securities of VCIF convertible into or exchangeable or exercisable for shares of VCIF or other voting securities or equity interests of VCIF; (III) share appreciation rights, “phantom” share rights, performance units, interests in or rights to the ownership or earnings of VCIF or other equity equivalent or equity- based awards or rights; (IV) subscriptions, options, warrants, calls, commitments, Contracts or other rights to acquire from VCIF, or obligations of VCIF to issue, any shares of VCIF, voting securities, equity interests or securities convertible into or exchangeable or exercisable for shares or other voting securities or equity interests of VCIF or rights or interests described in the preceding clause (III); (V) obligations of VCIF to repurchase, redeem or otherwise acquire any such securities or to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold, any such securities; or (VI) obligations pursuant to which VCIF could be required to register shares of VCIF or other securities under the Securities Act. There are no shareholder agreements, voting trusts or other agreements or understandings to which VCIF is a party with respect to the holding, voting, registration, redemption, repurchase or disposition of, or that restrict the transfer of, any shares or other voting securities or equity interests of VCIF. No voting rights with respect to any of the Contemplated Transactions (except for the VCIF Investment Mandate Change) have been granted pursuant to any registration statement filed by VCIF with the SEC, as contemplated pursuant to Article V, Section 1 of the VCIF Agreement and Declaration of Trust.

(b)               Except for the amounts outstanding under the VCIF Debt Documents, VCIF does not have any indebtedness for borrowed money.

4.3.       Authority; VCIF Board Approval; No Violation.

(a)       VCIF has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Contemplated Transactions. The VCIF Board, at electronically conducted meetings (in lieu of in-person meetings in reliance on SEC Order Investment Company Act Release No. 33897) duly called and held at which all members thereof were present, duly and unanimously adopted resolutions (i) determining that this Agreement, the Investment Advisory Agreement and the Contemplated Transactions are advisable, fair to and in

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the best interests of VCIF and the VCIF Shareholders; (ii) duly and validly authorizing and approving the execution, delivery and performance of this Agreement and the Investment Advisory Agreement by VCIF and the consummation by VCIF of the Contemplated Transactions; (iii) directing that the VCIF Shareholder Approval Matters be submitted to the VCIF Shareholders, once the VCIF Board has completed its approval of the Amended and Restated VCIF Organizational Documents pursuant to Section 2.5, for approval at the VCIF Shareholder Meeting; (iv) issuing the VCIF Board Recommendation; and (v) setting a record date in connection with the VCIF Shareholder Meeting. Such resolutions have not been rescinded, modified or withdrawn in any manner. Except for (A) the approval of the Investment Advisory Agreement and the VCIF Investment Mandate Change by the affirmative vote of the holders of the lesser of (1) 67% or more of the shares present (either in person or by proxy) at the VCIF Shareholder Meeting and entitled to vote thereat and (2) a majority of the outstanding VCIF Shares, (B) the approval of the Amended and Restated VCIF Organizational Documents by the affirmative vote of the holders of a majority of the shares present (either in person or by proxy) at the VCIF Shareholder Meeting and entitled to vote thereat, and (C) the approval of the Designated Trustee Appointment Matters by a plurality of the votes cast at the VCIF Shareholder Meeting (such approval, together, the “VCIF Shareholder Approval”), no other proceedings on the part of VCIF (whether in the nature of a VCIF Board approval, a VCIF security holder vote or otherwise) are necessary to approve this Agreement, the VCIF Shareholder Approval Matters or the Contemplated Transactions. Notwithstanding the generality of the foregoing, neither the VCIF Organizational Documents nor any registration statement previously filed by VCIF require VCIF to undertake a VCIF security holder vote to approve the Liquidation. This Agreement has been duly and validly executed and delivered by VCIF and (assuming due and valid authorization, execution and delivery by Carlyle) this Agreement constitutes the valid and binding obligation of VCIF, enforceable against VCIF in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”).

(b)       Neither the execution and delivery of this Agreement or the Investment Advisory

Agreement by VCIF, nor the consummation by VCIF of the Contemplated Transactions, nor the performance by VCIF of this Agreement or the Investment Advisory Agreement, will (i) violate any provision of any Organizational Documents of VCIF, or (ii) assuming that the consents, approvals and filings referred to in Section 4.4 are duly obtained or made, (A) violate any Law or publicly posted policies with respect to the Processing of Personal Information applicable to VCIF or by which VCIF is bound, or (B) except as would not have a VCIF Material Adverse Effect, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets or rights of VCIF under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, or require any consent, waiver or approval of any Person pursuant to, any provision of (I) the Organizational Documents of VCIF, (II) any bond, debenture, note, mortgage, indenture, deed of trust, guarantee, license, lease, franchise, purchase or sale order or other contract, commitment, agreement, instrument, obligation, arrangement, understanding, undertaking, permit or concession, whether oral or

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written (each, a “Contract”), to which VCIF is a party or by which VCIF or any of its assets is bound.

4.4. Consents and Approvals.

(a)               Except for (i) the filing with the SEC of the Proxy Statement, (ii) any notices, consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules and regulations of NYSE, or any other applicable self-regulatory organization (“SRO”), (iii) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the Primary Issuance, (iv) compliance with the Investment Company Act, and the rules and regulations promulgated thereunder or (v) as set forth on Section 4.4(a) of the VCIF Disclosure Schedule (the foregoing (i) through (v) referred to collectively as the “VCIF Regulatory Approvals”), no consents, authorizations, approvals, or exemptions from, or notices to, or filings with, any Governmental Entity are necessary in connection with the execution, delivery and performance by VCIF of this Agreement or the Investment Advisory Agreement or the consummation by VCIF of the Contemplated Transactions.

(b)               Except for (i) receipt of the VCIF Shareholder Approval, (ii) consents under Contracts set forth on Section 4.4(b) of the VCIF Disclosure Schedule and (iii) matters covered in the immediately preceding Section 4.4(a), no consents or approvals of any Person are necessary in connection with the execution, delivery and performance by VCIF of this Agreement or the Investment Advisory Agreement or the consummation by VCIF of the Contemplated Transactions.

4.5. Reports; Regulatory Matters.

(a)               VCIF has timely filed or furnished true and complete copies of all reports, registration statements and certifications, together with any amendments or supplements required to be made with respect thereto, that VCIF was required to file or furnish since December 31, 2020 with (i) the SEC, (ii) NYSE and (iii) any other applicable SRO or other Governmental Entity, and all other reports and statements required by applicable Law to be filed by VCIF since December 31, 2020, and has paid all fees and assessments due and payable in connection therewith. Except for routine examinations of VCIF conducted by an SRO or other Governmental Entity in the ordinary course of business, no SRO or other Governmental Entity has, since December 31, 2020, initiated any actual or, to the knowledge of VCIF, threatened Claim regarding the business, disclosures or operations of VCIF. Since December 31, 2020, no SRO or Governmental Entity has resolved any actual or, to the knowledge of VCIF, threatened Claim regarding the business, disclosures or operations of VCIF. There is no unresolved, or, to VCIF’s knowledge, threatened comment or stop order by any SRO or Governmental Entity with respect to any report or statement relating to any examinations or inspections of VCIF.

(b)               VCIF is not subject to any cease-and-desist or other order or enforcement action issued by, and is not a party to any written agreement, consent agreement or memorandum of understanding with, and is not a party to any commitment letter or similar undertaking to, and is not subject to any order or directive by, any SRO or other Governmental Entity that restricts in any material respect the conduct of its business, or that in any material respect relates to its

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credit, risk management or compliance policies, its internal controls, its management or its business (each item in this sentence, a “VCIF Regulatory Agreement”), nor has VCIF been advised since December 31, 2020 by any SRO or other Governmental Entity that it is considering issuing, initiating, ordering or requesting any such VCIF Regulatory Agreement.

(c)               VCIF has timely filed or furnished on the SEC’s EDGAR system true and complete copies of each (i) registration statement, prospectus, report, schedule, proxy statement and other document or report required to be filed with or furnished to the SEC by VCIF pursuant to applicable Law since December 31, 2020 (collectively, the “VCIF SEC Reports”) and (ii) communication mailed by VCIF to VCIF Shareholders since December 31, 2020. No such VCIF SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, all VCIF SEC Reports complied as to form in all material respects with applicable Law. No executive officer of VCIF has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act. As of the date of this Agreement, there are no outstanding or unresolved comments from the SEC with respect to any VCIF SEC Report and, as of the date of this Agreement, no VCIF SEC Report is subject to any ongoing review by the SEC.

(d)               VCIF is eligible to file a shelf registration statement pursuant to General Instruction A.2 of Form N-2.

4.6.       Financial Statements.

(a)       The financial statements of VCIF included in the VCIF SEC Reports (including the related notes and schedules included therein) (i) have been prepared from, and are in accordance with, the books and records of VCIF, (ii) fairly present in all material respects the results of operations, cash flows, changes in shareholders’ equity and financial position of VCIF for the respective fiscal periods or as of the respective dates therein set forth (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments immaterial in nature and amount), (iii) complied, as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Since December 31, 2020, VCIF has not made any change in the accounting practices or policies applied in the preparation of its financial statements, except as required by GAAP, SEC rule or policy or applicable Law. The books and records of VCIF have been, and are being, maintained in all material respects in accordance with GAAP (to the extent applicable) and any other applicable legal and accounting requirements and reflect only bona fide transactions. All assets reflected on the balance sheet of VCIF set forth on Section 4.6(a) of the VCIF Disclosure Schedule have been valued in accordance with VCIF’s formal valuation policies.

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(b)               VCIF has no liability or obligation of any nature whatsoever, required by GAAP to be reserved for in a balance sheet prepared in accordance with GAAP, whether absolute, accrued, contingent or otherwise, whether known or unknown, or whether due or to become due, except for those liabilities and obligations (i) that are reflected or reserved against on the balance sheet of VCIF set forth on Section 4.6(a) of the VCIF Disclosure Schedule (including any notes thereto), (ii) for performance under Contracts (but not the breach thereof) or (iii) incurred in the ordinary course of business consistent with past practice since the date of such balance sheet that are not material to VCIF.

(c)               VCIF has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act and Rule 30a-3(c) of the Investment Company Act) to ensure that information relating to VCIF required to be disclosed by VCIF in the reports that it files under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the SEC, and that all such information is accumulated and communicated to the “principal executive officer” and the “chief financial officer” (each as defined in the Sarbanes-Oxley Act) of VCIF by others within those entities in connection with the reports VCIF files under the Exchange Act to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes Oxley Act.

(d)               VCIF has established and maintains a system of internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act and Rule 30a-3(d) of the Investment Company Act) which is effective in providing reasonable assurance regarding the reliability of VCIF’s financial reporting and the preparation of VCIF’s financial statements for external purposes in accordance with GAAP. VCIF has disclosed, based on its most recent evaluation of its internal control over financial reporting prior to the date hereof, to its auditors and the audit committee of the VCIF Board (i) any significant deficiencies or material weaknesses in the design or operation of VCIF’s internal control over financial reporting which are reasonably likely to adversely affect VCIF’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in VCIF’s internal control over financial reporting.

(e)               Since December 31, 2020, the principal executive officer and the principal financial officer of VCIF have complied in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act and under the Exchange Act and (ii) the applicable listing and corporate governance rules and regulations of NYSE. The principal executive officer and the principal financial officer of VCIF have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to each VCIF SEC Report filed by VCIF.

(f)                Since December 31, 2020, (i) neither VCIF nor, to the knowledge of VCIF, any Representative of VCIF, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of VCIF or its internal accounting controls, including any material complaint, allegation, assertion or claim that VCIF has engaged in questionable accounting or auditing practices and (ii) no attorney representing VCIF, whether or not employed by VCIF, has reported evidence of a material violation of securities Laws,

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breach of fiduciary duty or similar violation by VCIF or any of its officers, trustees or agents to the VCIF Board or any committee thereof or to any trustee or officer of VCIF.

(g)       VCIF is not a party to, nor has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among VCIF and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, VCIF in the VCIF SEC Reports.

4.7.       Broker’s Fees. Except for the fees of Ladenburg Thalmann & Co. Inc. pursuant to a Contract previously made available to Carlyle and the fees of the Liquidation Consultants pursuant to Section 7.12 (which fees will be paid by VCIF at or immediately following the Closing), VCIF has not utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Contemplated Transactions.

4.8.       Absence of Certain Changes or Events. Except as set forth in Section 4.8 of the VCIF Disclosure Schedule, since December 31, 2020 and through the date hereof, (a) the business of VCIF has been conducted only in the ordinary course of business consistent with past practice, (b) VCIF has not taken any action that, if taken after the date of this Agreement, would constitute a breach of any of the covenants set forth in Section 6.1 and (c) there has not been any VCIF Material Adverse Effect.

4.9.       Legal Proceedings; Compliance with Law.

(a)               Except as set forth in Section 4.9(a) of the VCIF Disclosure Schedule and except as would not, individually or in the aggregate, be material to VCIF, VCIF is not a party to any, and there are no pending or, to VCIF’s knowledge, threatened, Claims of any nature by or against VCIF or to which any of its assets are subject or by or against any officers or trustees of VCIF in their capacities as such.

(b)               Except as would not, individually or in the aggregate, be material to VCIF, there is no Law (other than those of general application that apply to similarly situated companies) imposed upon VCIF or the assets of VCIF.

(c)               VCIF holds all Permits necessary for the lawful conduct of its business and operations, and has complied with and is not in default in any respect under any such Permits, except for such failures to hold, instances of non-compliance or defaults that would not have a VCIF Material Adverse Effect.

(d)               VCIF has complied in all materials respects with all, and is not in default in any material respect under any, applicable Laws, binding industry standards, company policies and public representations with respect to privacy, the Processing of Personal Information and data and system security.

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4.10. Taxes and Tax Returns.

(a)               VCIF (i) has duly and timely filed (including all applicable extensions) all federal, state, local and foreign income and other material Tax Returns required to be filed by it on or prior to the date of this Agreement and all such Tax Returns are accurate and complete, (ii) has paid all Taxes due whether or not shown as due on such Tax Returns and (iii) has duly paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by the IRS or any other federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon VCIF for which VCIF does not have reserves that are adequate under GAAP. VCIF is not a party to and is not bound by any Tax sharing, allocation or indemnification agreement or arrangement or similar contract or arrangement. No claim has ever been made by a Taxing Authority in a jurisdiction where VCIF does not file Tax Returns that VCIF is or may be subject to taxation by, or required to file Tax Returns in, that jurisdiction, and, to VCIF’s knowledge, there is no basis for any such claim to be made.

(b)               VCIF previously made a valid election under Subchapter M of Chapter 1 of the Code to be taxed as a “regulated investment company” (a “RIC”) beginning with its taxable year ended September 30, 2012. VCIF has qualified as a RIC at all times subsequent to such election, and expects to qualify as such for its current taxable year. No challenge to VCIF’s status as a RIC is pending or has been threatened in writing. With respect to each taxable year of VCIF beginning with its taxable year ended September 30, 2012, VCIF has satisfied the distribution requirements imposed on a RIC under Section 852 of the Code, and VCIF will satisfy such distribution requirements for its current taxable year. Since its taxable year ended September 30, 2012, VCIF has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of Subtitle A, Chapter 1, of the Code did not apply.

(c)               VCIF has complied in all material respects with all Laws relating to the withholding and payment of Taxes and has, within the time and in the manner prescribed by such Laws, withheld and paid over all amounts required to be so withheld and paid over under such Laws.

(d)               There are no Liens for Taxes upon the assets of VCIF, except for Liens for Taxes not yet due and payable and Liens for Taxes that are both being contested in good faith and adequately reserved for in accordance with GAAP.

(e)               VCIF has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax Return that is outstanding, nor has any request for such waiver or consent been made.

(f)                Within the past two years, VCIF has not been a “distributing corporation” or a “controlled corporation” in a distribution of shares which qualified or was intended to qualify under Section 355(a) of the Code.

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(g)                 VCIF does not have any liability for the Taxes of any other Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract or otherwise.

(h)                 VCIF has not participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.

4.11. No Employees or Independent Contractors; No Benefit Plans. Since its formation, VCIF has not (i) employed or engaged any Person as an employee or independent contractor, (ii) maintained, sponsored, contributed to, or had any obligation to contribute to, for the benefit of any current or former officer, trustee, independent contractor or consultant of VCIF, or any spouse or dependent of such individual, any “employee benefit plan” as defined in Section 3(3) of ERISA or any incentive, deferred compensation, paid-time-off, equity-based, phantom equity, severance, separation, termination, retention, change-of-control, pension, profit-sharing, retirement, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, medical, dental, vision, welfare, accident, disability, workmen’s compensation or other insurance, collective bargaining, material fringe benefit, or other similar plan, program, agreement, practice, policy, arrangement or commitment (each, a “Benefit Plan”), or (iii) had any actual or contingent liability of any nature whatsoever with respect to any Benefit Plan (including as a result of being treated as an ERISA Affiliate of another Person).

4.12. ERISA. No portion of the Existing Investment Assets is or has constituted the assets of (i) a “benefit plan investor” within the meaning of Section 3(42) of ERISA and the regulations thereunder or (ii) a Plan to which any other federal, state, local, non-U.S. or other laws, rules or regulations that are substantially similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA and/or Section 4975 of the Code (collectively, “Other Plan Laws”) applies. Additionally, no Person has agreed to treat any Existing Investment Assets that are not otherwise subject to the fiduciary responsibility provisions of Title I of ERISA, the prohibited transaction provisions of Section 4975 of the Code or any Other Plan Laws, as though they were subject to the fiduciary responsibility provisions of Title I of ERISA, Section 4975 of the Code or any Other Plan Laws.

4.13. VCIF Material Contracts.

(a)       Except as set forth in Section 4.13(a) of the VCIF Disclosure Schedule, and excluding Contracts relating to the Existing Investment Assets, VCIF is not party to or bound by any Contract that is:

( )                                           a Contract that would be required to be filed by VCIF as an exhibit to a registration statement on Form N-2;

(ii)       any Contract that limits the ability of VCIF (or, following the consummation of the Contemplated Transactions, would limit the ability of Carlyle or any of its Affiliates) to compete in any line of business or with any Person or in any geographic area, or that restricts the right (or, following the consummation of the Contemplated Transactions, would restrict the right of Carlyle or any of its Affiliates) to

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acquire or dispose of its interests in any Existing Investment Assets, to sell to or purchase from any Person or that grants the other party or any third Person “most favored nation” status or any type of special discount rights;

(iii)            any Contract with respect to the formation, creation, operation, management or control of a joint venture, partnership or similar agreement or arrangement;

(iv)             any Contract relating to Indebtedness;

(v)               any Contract involving the acquisition or disposition, directly or indirectly (by merger, sale of shares, sale of assets or otherwise) prior to the date hereof, of assets or other equity interests, other than acquisitions or dispositions of inventory in the ordinary course of business consistent with past practice);

(vi)             any Contract pursuant to which VCIF has continuing indemnification, guarantee, “earn-out” or other contingent payment obligations;

(vii)          any material Contract relating to Intellectual Property, the Processing of Personal Information or IT Assets;

(viii)        any Contract that provides for any confidentiality, standstill or similar obligations;

(ix)             any Contract that obligates VCIF to make any capital commitment, loan or expenditure;

(x)               any Contract entered into between VCIF and any Affiliate;

(xi)             any Contract with any Governmental Entity; or

(xii)          any Contract that requires a consent to or otherwise contains a provision relating to a “change of control,” or that would or would reasonably be expected to prevent, materially delay or impair the consummation of the Contemplated Transactions.

Each Contract of the type described in clauses (i) through (xii), is referred to herein as a “VCIF Material Contract”.

(b)       Except as set forth in Section 4.13(b) of the VCIF Disclosure Schedule, (i) each VCIF Material Contract is valid and binding on VCIF and, to the knowledge of VCIF, the other parties thereto, enforceable against it (and, to VCIF’s knowledge, the other parties thereto) in accordance with its terms (subject, in each case, to the Bankruptcy and Equity Exception), and is in full force and effect, (ii) VCIF and, to VCIF’s knowledge, each other party thereto, has duly performed all obligations required to be performed by it to date under each VCIF Material Contract and (iii) no event or condition exists that constitutes or, after notice or lapse of time or both, would constitute, a breach, violation or default on the part of VCIF or, to VCIF’s knowledge, any other party thereto under any such VCIF Material Contract. VCIF has made available to Carlyle true and complete copies of all VCIF Material Contracts.

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4.14. Assets; Existing Investment Assets.

(a)               Except as set forth on Section 4.14(a) of the VCIF Disclosure Schedule, VCIF has good and marketable title to all the assets reflected in the latest audited balance sheet included in such VCIF SEC Reports as being owned by VCIF or acquired after the date thereof, free and clear of all Liens of any nature whatsoever, except Permitted Liens.

(b)               Without limiting the foregoing Section 4.14(a), VCIF has good and valid title to all Existing Investment Assets owned by it, free and clear of any Liens, except (i) to the extent such Existing Investment Assets are pledged in connection with the VCIF Debt Documents or (ii) for restrictions on transferability arising under federal or state securities laws.

(c)               Except as set forth on Section 4.14(c) of the VCIF Disclosure Schedule, with respect to any Existing Investment Asset that is a loan or other form of Indebtedness that is secured by collateral or any other type of Lien on the property or assets of a Person, such Person has good and marketable title to all such collateral, property and/or assets, as applicable.

(d)               All of the assets of VCIF reflected in the latest audited balance sheet included in the VCIF SEC Reports are vested in VCIF, and no such assets are held in the name of a trustee of VCIF or any other third party.

4.15. Intellectual Property. Section 4.15 of the VCIF Disclosure Schedule sets forth a complete list of all registrations and applications of Intellectual Property owned by VCIF. Except as would not be material to VCIF, (i) all of the items set forth on Section 4.15 of the VCIF Disclosure Schedule are subsisting, unexpired and, to VCIF’s knowledge, valid and enforceable, (ii) VCIF exclusively owns its Intellectual Property, free and clear of all Liens, (iii) the conduct of the business of VCIF does not infringe, misappropriate, dilute or otherwise violate (“Infringe”) any Intellectual Property of any Person, and, to VCIF’s knowledge, no Person is Infringing any of VCIF’s Intellectual Property and (iv) VCIF takes reasonable actions, consistent with current industry standards, to protect its trade secrets and the security, integrity, disaster recovery and continuous operation of the IT Assets used in its business and the Personal Information Processed thereby, there have been no instances of unauthorized use, access, interruption, modification, corruption or violations, breaches or outages of same (other than those that were resolved without material cost or liability or the duty to notify any Person), and such IT Assets are free of material viruses, bugs, malware and other corruptants.

4.16. Takeover Provisions. The VCIF Board has taken all actions so that no “moratorium,” “fair price,” “business combination,” “control share acquisition” or similar provision of any state anti-takeover Law (the “Takeover Provisions”) or any similar antitakeover provision in the VCIF Organizational Documents is applicable to this Agreement, the Investment Advisory Agreement or the Contemplated Transactions. There is no shareholder rights plan, “poison pill” anti-takeover plan or other similar device in effect to which VCIF is a party or is otherwise bound.

4.17. VCIF Information. Except with respect to any Carlyle Information (as to which VCIF makes no representation or warranty), (i) the Proxy Statement and any application, notification or other document filed with any other SRO or Governmental Entity in connection

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with the Contemplated Transactions will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, and (ii) the Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act. For purposes of this Agreement, the letter to VCIF Shareholders, notice of meeting, proxy statement and form of proxy to be distributed to VCIF Shareholders in connection with the VCIF Shareholder Meeting (including any amendments or supplements thereto) are collectively referred to as the “Proxy Statement”.

4.18. Insurance. VCIF maintains, or is covered by, policies of insurance in such amounts and against such risks as are customary in the industries in which VCIF operates. VCIF has paid, or caused to be paid, all premiums due under all insurance policies of VCIF and has not received written notice that it is in default in any material respect under such policies. VCIF has not received any written notice of cancellation or termination with respect to any existing material insurance policy that is held by, or for the benefit of, VCIF.

4.19. Related Party Transactions. No VCIF Related Party or any immediate family member thereof is a party to any Contract with or binding upon VCIF or any of its assets or has any interest in any asset owned by VCIF or has engaged in any transaction with any of the foregoing within the last 12 months, in each case, that is of a type that would be required to be disclosed in the VCIF SEC Reports pursuant to Item 404 of Regulation S-K (an “Affiliate Transaction”) that has not been so disclosed. Any Affiliate Transaction as of the time it was entered into and as of the time of any amendment or renewal thereof contained such terms, provisions and conditions as were at least as favorable to VCIF as would have been obtainable by VCIF in a similar transaction with an unaffiliated third party. No VCIF Related Party or any immediate family member thereof owns, directly or indirectly, on an individual or joint basis, any interest in, or serves as an officer, director or trustee or in another similar capacity of, any supplier or agent of VCIF, or any entity which is party to a Contract with VCIF.

4.20. Investigation. VCIF has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of Carlyle and has been provided access to certain of the records of Carlyle for this purpose. In entering into this Agreement, VCIF acknowledges that, except for the representations and warranties of Carlyle contained in Article V, or in any certificate delivered pursuant to this Agreement, none of Carlyle or its Affiliates nor any of their respective officers, members, employees, agents or representatives makes, and VCIF has not relied on, any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to VCIF or its officers, trustees, agents or representatives. Without limiting the generality of the foregoing, VCIF acknowledges that none of Carlyle or its Affiliates nor any of their respective officers, members, employees, agents or representatives or any other Person has made, and VCIF has not relied on, a representation or warranty to VCIF or its officers, trustees, agents or representatives with respect to (a) any projections, estimates or budgets for Carlyle or its Affiliates or (b) any materials, documents or information relating to Carlyle or its Affiliates made available to VCIF or its officers, trustees, agents or representatives in any “data room,” confidential information memorandum or otherwise, in each case except as expressly and specifically covered by a representation or warranty in Article V or in any certificate delivered pursuant to this Agreement.

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Notwithstanding anything to the contrary contained in this Section 4.20, nothing in this Section 4.20 shall apply to or limit any claim for Fraud.

4.21. No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV or any certificate delivered pursuant to this Agreement, neither VCIF nor any other Person on behalf of VCIF makes any express or implied representation or warranty with respect to VCIF or the Existing Investment Assets, or any other information provided to Carlyle in connection with the Contemplated Transactions, including the accuracy, completeness or timeliness thereof. Without limiting the generality of the foregoing, neither VCIF nor any other Person on behalf of VCIF makes any express or implied representation or warranty with respect to any information, documents, projections, estimates, forecasts or other materials made available to Carlyle for purposes of the Contemplated Transactions or management presentations delivered in connection with the Contemplated Transactions, in each case unless and to the extent any such information is expressly covered by a representation or warranty contained in this Article IV or in any certificate delivered pursuant to this Agreement. Notwithstanding anything to the contrary contained in this Section 4.21, nothing in this Section 4.21 shall apply to or limit any claim for Fraud.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF CARLYLE

Carlyle hereby represents and warrants to VCIF as follows:

5.1.       Corporate Organization.

(a)               Carlyle is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware. Carlyle has the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted.

(b)               Carlyle is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified or in good standing would not have a Carlyle Material Adverse Effect.

5.2.       Authority; No Violation.

(a)       Carlyle has full power and authority to execute, deliver and perform its obligations under this Agreement and the Investment Advisory Agreement and to consummate the Contemplated Transactions. The execution, delivery and performance of this Agreement and the Investment Advisory Agreement by Carlyle and the consummation by Carlyle of the Contemplated Transactions have been duly and validly authorized by all necessary limited liability company action on the part of Carlyle. This Agreement has been, and at the Closing the Investment Advisory Agreement will be, duly and validly executed and delivered by Carlyle and (assuming due and valid authorization, execution and delivery by VCIF) this Agreement constitutes, and at the Closing the Investment Advisory Agreement will constitute, the valid and

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binding obligation of Carlyle, enforceable against Carlyle in accordance with its terms (subject to the Bankruptcy and Equity Exception).

(b)       Neither the execution and delivery of this Agreement or the Investment Advisory Agreement by Carlyle, nor the consummation by Carlyle of the Contemplated Transactions, nor the performance by Carlyle of this Agreement or the Investment Advisory Agreement, will (i) violate any provision of any Organizational Documents of Carlyle, or (ii) assuming that the consents, approvals and filings referred to in Section 5.3 are duly obtained or made, (A) violate any Law applicable to Carlyle or by which Carlyle is bound, or (B) except as would not have a Carlyle Material Adverse Effect, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Carlyle under any Contract to which Carlyle is a party or by which Carlyle or any of its properties or assets is bound.

5.3.       Consents and Approvals.

(a)                  Except for (i) the filing with the SEC of the Proxy Statement and any other materials required to be filed with the SEC in connection with the Tender Offer, (ii) any notices, consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules and regulations of NYSE or any other SRO and (iii) compliance with the Investment Company Act and the rules and regulations promulgated thereunder (the foregoing (i) through (iii) referred to collectively as the “Carlyle Regulatory Approvals”), no consents, authorizations, approvals, or exemptions from, or notices to, or filings with, any Governmental Entity are necessary in connection with the execution, delivery and performance by Carlyle of this Agreement or the Investment Advisory Agreement or the consummation by Carlyle of the Contemplated Transactions.

(b)                 Except for matters covered in the immediately preceding Section 5.3(a), no consents or approvals of any Person are necessary in connection with the execution, delivery and performance by Carlyle of this Agreement or the Investment Advisory Agreement or the consummation by Carlyle of the Contemplated Transactions.

5.4.       Regulatory Matters.

(a)       Carlyle is not subject to any cease-and-desist or other order or enforcement action issued by, nor is it a party to any written agreement, consent agreement or memorandum of understanding with, nor is it a party to any commitment letter or similar undertaking to, nor is it subject to any order or directive by, any SRO or other Governmental Entity that restricts, or any proceeding that seeks to restrict, in any material respect the conduct of its business, or would in any way adversely affect the Contemplated Transactions, or that in any material respect relates to its credit, risk management or compliance policies, its internal controls, its management or its business (each item in this sentence, a “Carlyle Regulatory Agreement”), nor has Carlyle been advised since December 31, 2020 by any SRO or other Governmental Entity that it is considering issuing, initiating, ordering or requesting any such Carlyle Regulatory Agreement.

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(b)                  Carlyle is duly registered with the SEC as an investment adviser under the Investment Advisers Act and is not prohibited by such act or the Investment Company Act from acting as the investment adviser of VCIF under the Investment Advisory Agreement. There does not exist any proceeding or, to Carlyle’s knowledge, any facts or circumstances the existence of which would be reasonably adversely affect the registration of Carlyle with the SEC or the ability of Carlyle to perform its obligations under the Investment Advisory Agreement.

(c)                  No “affiliated person” (as defined under the Investment Company Act) of Carlyle has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification.

5.5. Broker’s Fees. None of Carlyle or any of its Subsidiaries, nor any of their respective officers or members, has employed any broker or finder or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Contemplated Transactions.

5.6. Legal Proceedings. Except as would not have a Carlyle Material Adverse Effect,

as of the date hereof, (i) neither Carlyle nor any of its Subsidiaries is a party to any, and there are no pending or, to Carlyle’s knowledge, threatened, Claims of any nature by or against Carlyle or any of its Subsidiaries or to which its assets are subject, and (ii) there is no Law (other than those of general application that apply to similarly situated companies or their Subsidiaries) imposed upon Carlyle or any of its Subsidiaries or the assets of Carlyle or any of its Subsidiaries.

5.7. Carlyle Information.

(a)                  None of the information supplied by or on behalf of Carlyle to the VCIF Board in connection with the VCIF Board’s evaluation process pursuant to Section 15(c) of the Investment Company Act, at the time it was provided, contained any material or intentional misstatements or statements made with reckless disregard as to their accuracy.

(b)                 None of the information supplied or to be supplied by or on behalf of Carlyle specifically for inclusion in the Proxy Statement (“Carlyle Information”) will, at the time it is first published, distributed or disseminated to the VCIF Shareholders, at the time of any amendments or supplements thereto or at the time of the VCIF Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

5.8. No Financing Condition. At the Closing and at the closing of the Tender Offer and Primary Issuance, Carlyle will have sufficient immediately available funds in cash or cash equivalents, or available under lines of credit, in each case as necessary to pay the full amount of the Shareholder Payments, the Tender Offer, the Primary Issuance and all other amounts required to be paid by Carlyle under this Agreement.

5.9. Investigation. Carlyle has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of VCIF and has been provided access

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to certain of the records of VCIF for this purpose. In entering into this Agreement, Carlyle acknowledges that, except for the representations and warranties of VCIF contained in Article IV and in any certificate delivered pursuant to this Agreement, neither VCIF nor any of its officers, trustees, agents or representatives makes, and Carlyle has not relied on, any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Carlyle or its officers, members, employees, agents or representatives. Without limiting the generality of the foregoing, Carlyle acknowledges that neither VCIF nor any of its officers, trustees, agents or representatives or any other Person has made, and Carlyle has not relied on, a representation or warranty to Carlyle or its officers, members, employees, agents or representatives with respect to (a) any projections, estimates or budgets for VCIF or (b) any materials, documents or information relating to VCIF made available to Carlyle or its officers, members, employees, agents or representatives in any “data room,” confidential information memorandum or otherwise, in each case except as expressly and specifically covered by a representation or warranty in Article IV or in any certificate delivered pursuant to this Agreement. Notwithstanding anything to the contrary contained in this Section 5.9, nothing in this Section 5.9 shall apply to or limit any claim for Fraud.

5.10. No Other Representations or Warranties. Except for the representations and warranties contained in this Article V or any certificate delivered pursuant to this Agreement, neither Carlyle nor any other Person on behalf of Carlyle makes any express or implied representation or warranty with respect to Carlyle, any of its Affiliates, or any other information provided to VCIF in connection with the Contemplated Transactions, including the accuracy, completeness or timeliness thereof. Without limiting the generality of the foregoing, neither Carlyle nor any other Person on behalf of Carlyle makes any express or implied representation or warranty with respect to any information, documents, projections, estimates, forecasts or other materials made available to VCIF in connection with the Contemplated Transactions or management presentations delivered in connection with the Contemplated Transactions, in each case unless and to the extent any such information is expressly covered by a representation or warranty contained in this Article V or in any certificate delivered pursuant to this Agreement. Notwithstanding anything to the contrary contained in this Section 5.10, nothing in this Section 5.10 shall apply to or limit any claim for Fraud.

ARTICLE VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1.       VCIF Forbearances. Except with the prior written consent of Carlyle, during the period from the date of this Agreement to the earlier of the termination of this Agreement and the Closing (such period, the “Interim Period”), VCIF shall, and shall cause Oakline, in its role as investment adviser to VCIF, to, (i) conduct VCIF’s business in the ordinary course consistent with past practice in all material respects, except as expressly contemplated under this Agreement, (ii) use reasonable best efforts to maintain and preserve intact VCIF’s business organization, assets and business relationships (including such relationships with customers and suppliers) and retain the services of its officers and trustees, (iii) continue to meet all requirements necessary to qualify VCIF as a RIC, including satisfying the distribution requirements imposed on a RIC under Section 852 of the Code, and (iv) not take or omit to take any action that would reasonably be expected to have a VCIF Material Adverse Effect. Without limiting the generality of the foregoing, during the Interim Period, except as expressly permitted

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by this Agreement, as required by applicable Law or as expressly permitted by Section 6.1 of the VCIF Disclosure Schedule, VCIF shall not, and shall cause Oakline, in its role as investment adviser to VCIF, not to, without the prior written consent of Carlyle:

(a)               (i) incur, create, assume or otherwise become liable for any Indebtedness, other than as permitted under any VCIF Debt Documents as in effect on the date hereof, or (ii) other than in the ordinary course of business consistent with past practice, make any loan or advance or capital contribution to, or investment in, any Person;

(b)               (i) adjust, split, combine, reclassify or otherwise amend the terms of any of its shares, or establish or otherwise designate a new series of shares, (ii) issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its shares, or (iii) approve and/or exempt any past or future acquisitions of VCIF Shares pursuant to the Control Share Acquisition Statute except as otherwise set forth in Section 7.15;

(c)               make, declare, set aside or pay any dividend, other than VCIF’s regular monthly dividend in an amount not to exceed the greater of (i) 8% of the average NAV of VCIF for the three months immediately preceding the payment of the dividend and (ii) an amount per VCIF Share sufficient to satisfy the distribution requirements imposed on a RIC under Section 852 of the Code and avoid excise taxes under Section 4982 of the Code;

(d)               make any other distribution (whether in cash, shares or property) on, or directly or indirectly redeem, purchase or otherwise acquire, any of its shares or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any of its shares;

(e)               issue, deliver, sell, grant, pledge or otherwise subject to any Lien any of its shares or other equity interests or any securities convertible into, exchangeable for or exercisable for any such shares or other equity interests, or any restricted shares or other rights, share appreciation rights, phantom units, performance units, warrants or share options;

(f)                (i) employ or engage any Person as an employee or independent contractor or (ii) become a party to, establish, commence participation in, incur any liability with respect to, or commit itself to the adoption of any Benefit Plan or plan, agreement or arrangement which would be a Benefit Plan if in effect on the date hereof;

(g)               other than in the ordinary course of business consistent with past practice or pursuant to the explicit requirements of any Contracts in effect as of the date of this Agreement and previously made available to Carlyle, (i) directly or indirectly sell, transfer, subject to a Lien, lease, license, abandon, allow to lapse or otherwise dispose of, in whole or in part, any of its rights or assets that are not Existing Investment Assets (including pursuant to securitizations) to any Person or (ii) cancel, release or assign any amount of Indebtedness to any Person or any claims held by any such Person;

(h)               directly or indirectly sell, transfer, subject to a Lien, lease, license, abandon, allow to lapse or otherwise dispose of, in a single transaction or a series of related transactions, 25% or more of the Existing Investment Assets (including pursuant to the Liquidation);

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(i)                 directly or indirectly acquire or agree to acquire (i) by merging or consolidating with, purchasing an equity interest in or a portion of the assets of, making an investment in or loan or capital contribution to or in any other manner, any Person or division thereof, or (ii) any assets, except, in either case, acquisitions or agreements to acquire real estate loans and/or cash equivalents not in excess of $250,000 individually or $2,000,000 in the aggregate;

(j)                 (i) amend the VCIF Organizational Documents or (ii) take any action to exempt any person or entity (other than Carlyle or its Affiliates) or any action taken by any person or entity (other than Carlyle or its Affiliates) from any Takeover Provision, except as otherwise set forth in Section 7.15;

(k)               adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization, except for the Liquidation;

(l)                 take any action or fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Contemplated Transactions set forth in Article VIII not being satisfied;

(m)             incur or commit to incur any capital expenditures;

(n)               commence any Claim (other than a Claim as a result of a Claim commenced against VCIF), or compromise, settle or agree to settle any Claim (including any Claim relating to this Agreement or the Contemplated Transactions), other than compromises, settlements or agreements in the ordinary course of business consistent with past practice that involve only the payment of money damages not in excess of $25,000 individually or $100,000 in the aggregate, in any case without the imposition of any equitable relief on, or the admission of wrongdoing by, VCIF;

(o)               (i) pay, discharge, settle or satisfy any claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or as required by their terms as in effect on the date of this Agreement of claims, liabilities or obligations reflected or reserved against in the most recent audited financial statements (or the notes thereto) of VCIF included in the VCIF SEC Reports filed at least two Business Days prior to the date hereof (for amounts not in excess of such reserves) or incurred since the date of such financial statements in the ordinary course of business consistent with past practice, (ii) cancel any Indebtedness owed to VCIF or (iii) waive, release, grant or transfer any right of material value;

(p)               (i) modify, amend, terminate, cancel, renew, fail to renew or agree to any amendment of, or change in or waiver under, any Contract, or (ii) enter into any Contract;

(q)               make any material change to its principles, practices or methods of accounting, except (i) as required by GAAP or (ii) as required by a change in applicable Law;

(r)                change its fiscal year;

(s)                enter into any new line of business outside its existing business;

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(t)                 (i) except to the extent the VCIF Board determines (after consultation with its outside counsel) that such termination is necessary for the VCIF Board to comply with its fiduciary duties, terminate Oakline as VCIF’s external advisor, (ii) enter into any new, or amend or otherwise modify any existing, agreement with Oakline, (iii) appoint a new external adviser, in replacement of, as a supplement to, or as a sub-adviser or supervising-adviser to, Oakline, or (iv) other than for Carlyle, otherwise appoint a new external adviser;

(u)               enter into any lease of real property;

(v)               fail to keep in force insurance policies or replacement or revised provisions regarding insurance coverage with respect to the assets, operations and activities of VCIF as currently in effect;

(w)             make, change, or revoke any material Tax election, change any material method of Tax accounting, file any material amended Tax Return, agree to any extension or waiver of the statute of limitations with respect to a material amount of Tax, enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law), surrender any right to claim a material Tax refund or take any other similar action relating to the filing of any material Tax Return or the payment of any material amount of Tax;

(x)               make any material adverse change to (i) its public or posted policies with respect to the Processing of Personal Information or (ii) the operation or security of the IT Assets used in its business, except, in each case, as required by applicable Law;

(y)               enter into any material transaction other than in the ordinary course of business consistent with past practice; or

(z)               authorize, agree, resolve to or commit to do, or publicly announce an intention to do, any of the foregoing.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.1.       Regulatory and Other Matters.

(a)       In General. During the Interim Period, the Parties shall reasonably cooperate with each other and use their respective reasonable best efforts to take, or cause to be taken, all appropriate action to do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate the Contemplated Transactions as promptly as practicable, including to (i) promptly prepare and file all necessary documentation, (ii) effect all applications, notices, petitions and filings, (iii) obtain as promptly as practicable all Permits of all third parties and Governmental Entities that are necessary or advisable to consummate the Contemplated Transactions, (iv) defend any Claims challenging this Agreement or the consummation of the Contemplated Transactions and (v) comply with the terms and conditions of all such Permits of all such third parties or Governmental Entities. VCIF and Carlyle shall have the right to review in advance, and, to the extent practicable, each will consult with the other on, in each case subject to applicable Laws (including those relating to the confidentiality

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of information), all information relating to VCIF or Carlyle, as the case may be, and any of Carlyle’s Affiliates, that appear in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the Contemplated Transactions. In exercising the foregoing right, each of the Parties shall act reasonably and as promptly as reasonably practicable. The Parties shall consult with each other with respect to the obtaining of all Permits of all third parties and Governmental Entities necessary or advisable to consummate the Contemplated Transactions and each Party will keep the other apprised of the status of matters relating to completion of the Contemplated Transactions, in each case subject to applicable Law.

(b)       Proxy Statement.

(i)                 VCIF shall file or cause to be filed the Proxy Statement with the SEC as soon as reasonably practicable following the date hereof, but in no event later than the fifth Business Day after the date hereof. Subject to Section 7.1(b)(ii), VCIF shall thereafter respond as promptly as practicable to any comments of the SEC or its staff regarding the Proxy Statement.

(ii)              VCIF shall (A) advise Carlyle and its counsel promptly after it receives any oral or written request by the SEC or its staff for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC or its staff for additional information, (B) promptly provide Carlyle and its counsel with copies of any written communication and summaries of any oral communication, in each case from the SEC or its staff or any state securities commission and related to the Proxy Statement, (C) give Carlyle and its counsel a reasonable opportunity to participate in the responses thereto, including by considering their comments and suggested revisions in good faith, and (D) promptly coordinate the submission to the SEC or its staff or any state securities commission of any such responses.

(iii)            Carlyle shall have the right to review and approve (such approval not to be unreasonably withheld) the Proxy Statement and any amendment or supplement to the Proxy Statement. In connection with the foregoing, each of Carlyle and VCIF shall, upon request, furnish, and cause its accountants and other agents and service providers to furnish to the other and the other’s agents, all information concerning itself, its Subsidiaries (as applicable), trustees, members, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement.

(iv)             If, at any time prior to obtaining the VCIF Shareholder Approval, any information relating to VCIF or Carlyle, or any of their respective Affiliates, officers, trustees or members, should be discovered by VCIF or Carlyle that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement would not contain any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Party hereto and VCIF shall promptly file an appropriate amendment or

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supplement describing such information with the SEC and, to the extent required under applicable Law, disseminate such amendment or supplement to VCIF Shareholders.

(c)               NYSE Approvals. During the Interim Period, VCIF and Carlyle shall cooperate and use reasonable best efforts to obtain the approval of NYSE to any supplemental listing application with respect to the current listing of VCIF Shares on NYSE as required under the applicable rules thereof as a result of the transactions contemplated hereby, including any such application required to change the name and ticker symbol of VCIF in connection with the Contemplated Transactions.

(d)               Communications. Subject to applicable Law, each of Carlyle and VCIF shall promptly advise the other upon receiving any communication from (i) any Governmental Entity the consent or approval of which is required for consummation of the Contemplated Transactions that causes such Party to believe that there is a reasonable likelihood that any Carlyle Regulatory Approval or VCIF Regulatory Approval, as applicable, will not be obtained or that the receipt of any such approval may be materially delayed, or (ii) any Governmental Entity or other third Person asserting that the consent of such Governmental Entity or third Person, as applicable, is required for consummation of the Contemplated Transactions.

7.2.       Access to Information; Confidentiality.

(a)               Upon reasonable notice, VCIF shall afford to Carlyle and its Representatives reasonable access, during normal business hours, during the Interim Period, to all of its assets, books, contracts, commitments and records (including all such items in the possession of Oakline), and, during the Interim Period, VCIF shall promptly make available to Carlyle (i) a copy of each report, schedule, registration statement and other document filed or received by it during the Interim Period pursuant to the requirements of federal or state securities Laws and (ii) all other information concerning its business, assets and personnel as Carlyle may reasonably request. Notwithstanding the foregoing, VCIF shall not be required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of VCIF or contravene any applicable Law. The Parties shall make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

(b)               VCIF shall file all periodic reports required to be filed by it during the Interim Period. Each such filing shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 4.5(c) for VCIF SEC Reports.

(c)               All information and materials provided pursuant to this Agreement shall be subject to the provisions of the Confidentiality Agreement entered into between the Parties as of May 2, 2022 (the “Confidentiality Agreement”).

7.3.       VCIF Shareholder Approval.

(a)       On the date hereof, VCIF shall commence a broker search pursuant to Rule 14a13 under the Exchange Act in connection with the VCIF Shareholder Meeting.

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(b)               No later than two Business Days following VCIF’s receipt of notice from the SEC that the SEC has completed its review of the Proxy Statement (or, if the SEC does not inform VCIF that it intends to review the Proxy Statement on or before the 10th day following the filing of the preliminary Proxy Statement pursuant to Rule 14a-6 under the Exchange Act, no later than two Business Days following such 10th day), VCIF shall file or cause to be filed with the SEC, and mail or cause to be mailed to the VCIF Shareholders, the Proxy Statement in definitive form. The notice of the VCIF Shareholder Meeting contained in the definitive Proxy Statement shall provide that the VCIF Shareholder Meeting will be held on the 28th day following the date of such notice, and, subject to Section 7.3(c), VCIF shall convene and hold the VCIF Shareholder Meeting, solely for the purpose of obtaining the VCIF Shareholder Approval, on the date provided for in such notice.

(c)               VCIF shall be permitted to adjourn or postpone the VCIF Shareholder Meeting in accordance with applicable Law (i) one time for up to 15 days (but in no event past the fifth Business Day immediately preceding the Outside Date) for any reason, (ii) with Carlyle’s prior written consent or (iii) to the extent necessary to allow reasonable additional time (not to exceed 10 days) for the filing and mailing and subsequent review by VCIF Shareholders of any supplemental or amended disclosure which the VCIF Board has determined in good faith after consultation with its outside counsel and Carlyle is necessary under applicable Law to be so disseminated; provided that, in the case of clause (ii), the VCIF Shareholder Meeting shall not be adjourned or postponed beyond the fifth Business Day immediately preceding the Outside Date. In addition to the foregoing, VCIF shall be required to adjourn or postpone the VCIF

Shareholder Meeting up to two times (but in no event past the fifth Business Day immediately preceding the Outside Date) (A) if there are insufficient VCIF Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the VCIF Shareholder Meeting or (B) to allow reasonable additional time to solicit additional proxies to the extent the VCIF Board or any committee thereof or Carlyle reasonably believes necessary in order to obtain the VCIF Shareholder Approval.

(d)               VCIF and the VCIF Board shall (i) make the VCIF Board Recommendation, (ii) include the VCIF Board Recommendation in the Proxy Statement and (iii) publicly reaffirm the VCIF Board Recommendation within 2 Business Days after any reasonable request to do so by Carlyle (which such request shall not be made more than twice).

(e)               VCIF shall use its reasonable best efforts to solicit from VCIF Shareholders proxies in favor of the VCIF Shareholder Approval and take all other action necessary or advisable to secure the VCIF Shareholder Approval as promptly as practicable after the date hereof.

(f)                Notwithstanding anything to the contrary contained in this Agreement, VCIF’s obligations pursuant to this Section 7.3 shall not be diminished or otherwise affected by any Competing Proposal, Superior Proposal, Adverse Recommendation Change or other occurrence, change, event, effect or development relating to VCIF, Carlyle or any of its Affiliates, any of their respective businesses, assets or operations, or otherwise.

7.4.       Shelf Registration Statement. If between the date of this Agreement and the Closing (i) VCIF is eligible to file a shelf registration statement pursuant to General Instruction

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A.2 of Form N-2 and (ii) VCIF has at least $75,000,000 in aggregate market value of VCIF Shares held by non-affiliates, as computed pursuant to General Instruction 1.B.1 of Form S-3, as of a date that is within 60 days of the anticipated filing date of VCIF’s annual report for the fiscal year ended September 30, 2022, then VCIF shall promptly notify Carlyle and prepare and file a universal shelf registration statement on Form N-2 with the SEC to register the sale of common shares, preferred shares, warrants, debt securities and subscription rights under the Securities Act. VCIF shall provide Carlyle and its counsel with the opportunity to review such shelf registration statement prior to filing and consider any comments and suggested revisions from Carlyle and its counsel in good faith. VCIF also shall promptly advise Carlyle and its counsel after VCIF receives any oral or written comments or other communications from the SEC or its staff regarding the shelf registration statement and provide Carlyle and its counsel with copies of any written communications and summaries of any oral communications from the SEC or its staff related to the shelf registration statement. VCIF shall provide Carlyle and its counsel a reasonable opportunity to participate in the responses to any comments or communications from the SEC or its staff with respect to the shelf registration statement, including by considering comments and suggested revisions from Carlyle and its counsel in good faith.

7.5.       Indemnification; Trustees’ and Officers’ Insurance.

(a)               All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Closing (including with respect to acts or omissions to the extent related to the review and approval of this Agreement) now existing in favor of each individual who is now, or has been at any time prior to the date of this Agreement, a trustee or officer of VCIF or who is or was serving at the request of VCIF as a trustee, director or officer of another Person (each, an “Indemnified Party”), in each case as provided in the Organizational Documents of VCIF or in any indemnification agreements set forth on Section 7.5(a) of the VCIF Disclosure Schedule, shall continue in full force and effect in accordance with their terms for a period of not less than six years following the Closing Date, and during such period shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of such Indemnified Parties, except as otherwise required by Law (it being understood that nothing in this sentence shall require any amendment to the Organizational Documents of Carlyle, VCIF or any of their respective Affiliates).

(b)               Prior to the Closing, VCIF shall, at its sole cost and expense, cause the Indemnified Parties who are covered by the trustees’ and officers’ liability insurance policy maintained by VCIF as of the date hereof, in the form previously made available to Carlyle, to be covered for a period of six years from the Closing by such policy through the purchase of so-called “tail” insurance with respect to acts or omissions occurring at or prior to the Closing (including with respect to acts or omissions to the extent related to the review and approval of this Agreement) that were actually or allegedly committed by such Indemnified Parties in their capacities as such.

(c)               The provisions of this Section 7.5 shall survive the Closing and are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and legal representatives.

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7.6. Additional Agreements. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers, trustees and/or members of each Party shall take all such necessary action as may be reasonably requested by Carlyle.

7.7. Advice of Changes. During the Interim Period, each of Carlyle and VCIF shall promptly advise the other of (i) any Carlyle Material Adverse Effect or VCIF Material Adverse Effect (as applicable) or (ii) any change or event that it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained in this Agreement.

7.8. No Solicitation.

(a)               Subject to Section 7.8(c), VCIF shall, and shall cause its Representatives (which shall include, for the avoidance of doubt, Oakline) to, (i) immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Person relating to any Competing Proposal, (ii) immediately terminate any physical or electronic data room access (or other access to diligence) previously granted to any such Person, (iii) promptly request the prompt return or destruction of all confidential information previously furnished with respect to any Competing Proposal and (iv) not terminate, waive, amend, release or modify any provision of any confidentiality or standstill agreement to which it or any of its Affiliates or Representatives is a party, and shall enforce the provisions of any such agreement, which shall include seeking any injunctive relief available to enforce such agreement; provided however, that VCIF may grant a waiver of any “standstill” or similar obligation of any Person solely to allow such Person to confidentially submit a Competing Proposal to the VCIF Board, to the extent the VCIF Board determines (after consultation with its outside counsel) that such waiver is necessary for the VCIF Board to comply with its fiduciary duties.

(b)               Except as otherwise provided in Section 7.8(c), during the Interim Period, VCIF shall not, and shall cause its Representatives (which shall include, for the avoidance of doubt, Oakline) not to, directly or indirectly, (i) initiate, solicit, endorse, propose, induce, knowingly encourage, facilitate or assist the making of any Competing Proposal, (ii) enter into, continue or otherwise engage in negotiations or discussions with, or furnish any information to, any Person relating to a Competing Proposal, (iii) approve, endorse or recommend, whether publicly or non-publicly, any Competing Proposal, (iv) cause or permit VCIF to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, transaction agreement, option agreement, joint venture agreement, partnership agreement or other Contract (each, an “Alternative Acquisition Agreement”), except for an Acceptable Confidentiality Agreement, in each case constituting or related to, or which is intended to or is reasonably likely to lead to or is in connection with, any Competing Proposal, or (v) resolve, agree or propose, whether publicly or non-publicly, to do any of the foregoing; provided, however, that, notwithstanding the foregoing, VCIF may inform Persons of the provisions contained in this Section 7.8.

(c)               Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the date that the VCIF Shareholder Approval is obtained, in the event that VCIF (or its Representatives on VCIF’s behalf) receives a written Competing Proposal from any Person that

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was unsolicited and that did not otherwise result from any breach of any of the provisions set forth in this Section 7.8: (i) VCIF and its Representatives may contact such Person, without the VCIF Board being required to make the determination in clause (ii) of this Section 7.8(c), solely to determine whether such Competing Proposal is bona fide, and (ii) VCIF and the VCIF Board and its Representatives may engage in negotiations or substantive discussions with, or furnish any information and other access to, such Person making such Competing Proposal and its Representatives if the VCIF Board determines in good faith (after consultation with its outside financial advisors and outside legal counsel) that (A) such Competing Proposal is bona fide and was made in good faith by the Person delivering it, (B) such Competing Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal and (C) the failure to so engage in negotiations or discussions or furnish information or access would constitute a breach of its fiduciary duties to the VCIF Shareholders under Delaware Law; provided, that (x) prior to furnishing any information concerning VCIF, VCIF and such Person execute, to the extent such Person is not already subject to an Acceptable Confidentiality Agreement, a confidentiality agreement containing customary terms, including “standstill provisions” (an “Acceptable Confidentiality Agreement”) and (y) VCIF shall promptly provide or make available to Carlyle (I) any non-public information that it provides to such Person that was not previously made available to Carlyle or its Representatives, concurrently with the delivery of such non-public information to such Person, and (II) a non-redacted copy of each such Acceptable Confidentiality Agreement.

(d)               During the Interim Period, VCIF shall, as promptly as reasonably practicable following (and, in any event, within 24 hours of) receipt by VCIF or any of its Representatives of any Competing Proposal, deliver to Carlyle a written notice setting forth: (A) the identity of the Person making such Competing Proposal and (B) a description of the material terms and conditions of and facts surrounding any such Competing Proposal. VCIF shall deliver to Carlyle concurrently with such notice unredacted copies of any documents (including any indication of interest, transaction agreement or the like) in connection with such Competing Proposal. VCIF shall keep Carlyle reasonably informed of the status and details of such Competing Proposal on a prompt basis, and in any event within 24 hours after the occurrence of any amendment, modification, development, discussion or negotiation of any such Competing Proposal, and in connection therewith shall deliver to Carlyle copies of any documents in connection with such developments or changes.

(e)               Except as provided in this Section 7.8(e), neither VCIF nor the VCIF Board nor any committee thereof shall (i) (A) withdraw (or modify or qualify in any manner) the VCIF Board Recommendation, (B) approve, recommend or otherwise declare advisable any

Competing Proposal or the approval by the VCIF Shareholders of any Competing Proposal, (C) fail to publicly reaffirm the VCIF Board Recommendation within 2 Business Days after any reasonable request to do so by Carlyle (which such request shall not be made more than twice) or (D) resolve, agree or publicly propose to take any such actions prohibited by clauses (A) through (C) (the matters described in the foregoing clauses (A) through (D), an “Adverse Recommendation Change”), or (ii) cause or permit VCIF to execute or enter into any Alternative Acquisition Agreement, or resolve, agree or propose to take any such actions; provided, however, that notwithstanding anything in this Section 7.8(e) to the contrary, at any time prior to the receipt of the VCIF Shareholder Approval, the VCIF Board may, after complying with Section 7.8(f), if the VCIF Board determines in good faith (after consultation

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with its outside financial advisor and outside legal counsel) that the failure to do so would constitute a breach of its fiduciary duties to the VCIF Shareholders under Delaware Law, solely in response to a Superior Proposal received after the date hereof that was unsolicited and did not otherwise result from a breach of this Section 7.8, (A) make an Adverse Recommendation Change, or (B) cause VCIF to terminate this Agreement in accordance with Section 9.1(g) and concurrently enter into a binding Alternative Acquisition Agreement with respect to such Superior Proposal.

(f)                Notwithstanding anything to the contrary in this Agreement, no Adverse Recommendation Change may be made pursuant to Section 7.8(e) and no termination of this Agreement pursuant to Sections 7.8(e) or 9.1(g) may be effected, in each case until 5:00 p.m. on the 10th Business Day following receipt of written notice from VCIF to Carlyle advising Carlyle that VCIF intends to make an Adverse Recommendation Change (a “Notice of Adverse Recommendation”) or terminate this Agreement pursuant to Section 9.1(g) (a “Notice of Superior Proposal”) and specifying the reasons therefor, including, if the basis of the proposed action is a Superior Proposal, the material terms and conditions of any such Superior Proposal, and the identity of the Person making such Superior Proposal, and contemporaneously furnishes a copy of the proposed fully negotiated and final Alternative Acquisition Agreement and any other relevant transaction documents. At the option of Carlyle, the Parties shall, and shall cause their respective Representatives to, negotiate in good faith during such period (i) in the case of a Superior Proposal, to amend this Agreement in such a manner that the offer that was determined to constitute a Superior Proposal no longer constitutes a Superior Proposal, or (ii) in the case of an Adverse Recommendation Change, regarding the basis for such proposed Adverse Recommendation Change. In determining whether to make an Adverse Recommendation Change or in determining whether a Competing Proposal constitutes a Superior Proposal, the VCIF Board shall take into account any revisions to the terms of this Agreement made by Carlyle in response to a Notice of Adverse Recommendation, a Notice of Superior Proposal or otherwise; provided that, a Competing Proposal shall not constitute a Superior Proposal if the terms of this Agreement are proposed to be revised by Carlyle to match, in all material respects, the economic terms of such Competing Proposal. Any amendment to such Superior Proposal shall require a new Notice of Superior Proposal and VCIF shall be required to comply again with the requirements of this Section 7.8(f); provided, however, that the ten Business Day requirement shall be changed to five Business Days (unless doing so would shorten a then-existing ten Business Day negotiation period). If, after compliance with this Section 7.8(f), the VCIF Board continues to determine in good faith (after consultation with its outside financial advisor and outside counsel) that the failure to make an Adverse Recommendation Change or to terminate this Agreement pursuant to Section 9.1(g), as applicable, would constitute a breach of its fiduciary duties to the VCIF Shareholders under Delaware Law, then the VCIF Board may take such action.

(g)               Notwithstanding the foregoing, nothing in this Agreement shall restrict VCIF from taking and disclosing a position contemplated by Rules 14d-9 or 14e-2(a) under the Exchange Act (it being agreed that a “stop, look and listen” communication by the VCIF Board to VCIF Shareholders pursuant to Rule 14d-9(f) under the Exchange Act or a factually accurate public statement by VCIF that describes VCIF’s receipt of a Competing Proposal and the operation of this Agreement with respect thereto, as applicable, shall not be deemed to violate this Section 7.8).

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(h)       Notwithstanding anything to the contrary contained in this Agreement, (i) any violation of the restrictions or obligations set forth in this Section 7.8 by any Representative of VCIF, whether or not such Person is purporting to act on behalf of VCIF or otherwise, shall constitute a breach of this Section 7.8 by VCIF, and (ii) VCIF shall not enter into any confidentiality agreement with any Person following the date hereof that would restrict VCIF’s ability to comply with any of the terms of this Section 7.8.

7.9.       Takeover Provisions. During the Interim Period, VCIF and the VCIF Board shall take no action to cause any Takeover Provision to become applicable to this Agreement, the Investment Advisory Agreement or the Contemplated Transactions. If any Takeover Provision is or becomes applicable to this Agreement, the Investment Advisory Agreement or the Contemplated Transactions, VCIF and the VCIF Board shall take all action necessary to ensure that the Contemplated Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to elimination or minimize the effect of such Takeover Provision with respect to this Agreement, the Investment Advisory Agreement or the Contemplated Transactions, as applicable.

7.10. Shareholder Litigation. During the Interim Period, VCIF shall (i) provide prompt written notice to Carlyle of all shareholder litigation relating to this Agreement or the Contemplated Transactions, (ii) give Carlyle the opportunity to participate in the defense or settlement of any such shareholder litigation and (iii) not enter into any settlement agreement in respect of any such shareholder litigation without Carlyle’s prior written consent (such consent not to be unreasonably withheld).

7.11. Publicity. Neither VCIF nor Carlyle shall, nor shall they permit any of their respective Affiliates to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the Contemplated Transactions without the prior consent (which consent shall not be unreasonably withheld) of Carlyle, in the case of a proposed announcement or statement by VCIF, or VCIF, in the case of a proposed announcement or statement by Carlyle; provided, however, that any Party may, without the prior written consent of the other Party (but after prior consultation with the other Party to the extent practicable under the circumstances) issue or cause the publication of any press release or other public announcement to the extent required by Law or by the rules and regulations of NYSE or any other applicable securities exchange.

7.12. Liquidation.

(a)               As soon as reasonably practicable following the date hereof, but in no event later than the fifth Business Day after the date hereof, VCIF shall engage an investment advisor (the “Liquidation Broker”) and a diligence firm (the “Liquidation Diligence Firm” and, together with the Liquidation Broker, the “Liquidation Consultants”) for purposes of the Liquidation. The Liquidation Broker and the Liquidation Diligence Firm shall each be jointly selected by VCIF and Carlyle, acting in good faith.

(b)               VCIF and Oakline shall use their reasonable best efforts to cause the Liquidation to be completed as promptly as practicable, at sale prices that are the highest reasonably attainable in the circumstances, and otherwise on terms that are as attractive to VCIF as

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reasonably attainable in the circumstances. In furtherance thereof, VCIF, Oakline and Carlyle shall, and VCIF and Oakline shall use their reasonable best efforts to cause the Liquidation Consultants to, follow the process and milestones for the Liquidation set forth on Exhibit D. VCIF and Oakline shall keep Carlyle reasonably informed, on a timely basis, as to the status and progress of the Liquidation (including any documentation exceptions required in connection therewith) and shall consider all comments and suggestions of Carlyle related thereto in good faith. VCIF and Oakline shall use their reasonable best efforts to clear all documentation exceptions for all Existing Investment Assets.

(c)               Following the receipt by VCIF of any cash proceeds related to the Liquidation, VCIF and Oakline shall cause such cash proceeds to be utilized, as promptly as practicable following the receipt thereof, as follows: (i) first, to repay any Indebtedness of VCIF, until all Indebtedness of VCIF is repaid in full, and (ii) second, to be invested in cash or Cash Equivalents.

(d)               For the avoidance of doubt, the Liquidation shall include the sale of any Existing Investment Assets that are acquired (or agreed to be acquired) by VCIF after the date hereof.

7.13. Trustees.

(a)               No later than 5 Business Days prior to the filing with the SEC of the Proxy Statement, Carlyle shall provide to VCIF the names of its designees for appointment to the VCIF Board (each, a “Designated Trustee”).

(b)               The VCIF Board shall take all action necessary so that, effective upon the Closing and subject to the receipt of the VCIF Shareholder Approval, (i) the size of the VCIF Board is changed to five members, (ii) each Designated Trustee is appointed to the VCIF Board and (iii) each existing member of the VCIF Board (each, an “Outgoing VCIF Trustee”) resigns as a member of the VCIF Board (the foregoing (i), (ii) and (iii), the “Designated Trustee Appointment Matters”), including by disclosing the Designated Trustee Appointment Matters in the Proxy Statement filed with the SEC.

(c)               If any Designated Trustee is unwilling or unable to serve as a member of the VCIF Board (whether due to death, disability or any other reason, including the failure to receive VCIF Shareholder Approval with respect to the appointment of such Designated Trustee to the VCIF Board), then Carlyle may designate a replacement for any such Person by written notice to VCIF, and any such replacement Person shall be appointed as a trustee effective upon the Closing, except to the extent that the appointment of such Person would violate Section 16(a) of the Investment Company Act.

(d)               VCIF shall ensure that each resignation letter delivered in accordance with Section 3.3(b)(i)(A) includes (i) an assignment of any property held in the name of the VCIF Board and/or the Outgoing VCIF Trustee in his capacity as a trustee of VCIF, on the one hand, to VCIF, on the other hand, and (ii) a power of attorney that names VCIF as an attorney-in-fact for the Outgoing VCIF Trustee for the sole purpose of allowing VCIF to execute any future assignments of property held in the name of the VCIF Board and/or the Outgoing VCIF Trustee, on the one hand, to VCIF, on the other hand.

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7.14. Officers. Prior to the Closing, the VCIF Board shall take all action necessary so that, effective upon the Closing, each existing officer of VCIF (each, an “Outgoing VCIF Officer”) resigns as an officer of VCIF.

7.15. Application of Control Share Acquisition Statute. Prior to the Closing, the VCIF Board shall take all action necessary to approve and/or exempt any past or future acquisitions of VCIF Shares by Carlyle or any of its Affiliates (including, without limitation, the acquisition of VCIF Shares contemplated pursuant Sections 2.3 and 2.4) so that the Control Share Acquisition Statute and the voting restrictions thereunder do not apply to the voting rights of such VCIF Shares.

7.16. Treatment of VCIF Indebtedness. Prior to the Closing, VCIF shall (i) arrange for the repayment or prepayment of any amounts outstanding under the VCIF Debt Documents as of the Closing, including by preparing and submitting, prior to the Closing and on or before the dates and times specified in the VCIF Debt Documents, customary notices (subject to reasonable review and comment by Carlyle) in respect of any such repayment or prepayment, provided that the consummation of any such repayment or prepayment shall be contingent upon (and only occur after, or concurrently with, but not prior to) the Closing, and (ii) obtain from the applicable lenders or agents under the VCIF Debt Documents customary payoff letters, Lien and guarantee releases or instruments of termination or discharge in respect of Indebtedness under the VCIF Debt Documents, in each case that (A) state that upon receipt of the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs and any other monetary obligations then due and payable under the VCIF Debt Documents (the “Payoff Amount”), the VCIF Debt Documents and all related agreements, notes, instruments and other loan documents shall be terminated (but excluding any contingent obligations, including, without limitation, indemnification obligations, that in any such case are not then due and payable and that by their terms are to survive the termination of the VCIF Debt Documents), and (B) provide that all Liens and all guarantees in connection with the VCIF Debt Documents relating to the assets and properties of VCIF and its Affiliates securing such obligations shall be fully released, terminated and discharged upon the payment of the Payoff Amount.

ARTICLE VIII

CONDITIONS PRECEDENT

8.1.       Conditions to Each Party’s Obligation To Consummate the Closing. The respective obligations of the Parties to consummate the Closing shall be subject to the satisfaction or (subject to applicable Law) waiver, at or prior to the Closing, of each of the following conditions:

(a)                  VCIF Shareholder Approval. The VCIF Shareholder Approval shall have been obtained.

(b)                 Regulatory Approvals. Each VCIF Regulatory Approval shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired.

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(c)       No Injunctions or Restraints; Illegality. No Law issued by any Governmental Entity preventing or making illegal the consummation of the Closing shall be in effect.

8.2.       Conditions to Carlyle’s Obligation to Consummate the Closing. The obligation of Carlyle to consummate the Closing is also subject to the satisfaction, or waiver by Carlyle, at or prior to the Closing, of each of the following conditions:

(a)       Representations and Warranties.

(i)                 The representations and warranties set forth in Article IV (other than the VCIF Fundamental Reps and the representation and warranty set forth in Section 4.8(c) (the “No MAE Rep”)) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties address matters as of particular dates, in which case such representations and warranties shall be true and correct in all respects as of such dates), except where the failure of such representations and warranties to be so true and correct, in the aggregate, has not had a VCIF Material Adverse Effect (without giving effect to any “material,” “VCIF Material Adverse Effect” or similar materiality qualifiers in such representations and warranties).

(ii)              The VCIF Fundamental Reps shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties address matters as of particular dates, in which case such representations and warranties shall be true and correct in all respects as of such dates).

(iii)            The No MAE Rep shall be true and correct in all respects as of the date of this Agreement.

(b)       Successful Liquidation. (i) Core Existing Investment Assets with a gross asset value equal to at least 95% of the total gross asset value of all Core Existing Investment Assets shall have been sold by VCIF in the Liquidation (for purposes of this calculation, each Core Existing Investment Asset shall be deemed to have a gross asset value equal to its gross asset value as of August 31, 2022), and (ii) after giving effect to the Liquidation, and the payment of all expenses and taxes incurred in connection with the Liquidation and the other Contemplated Transactions (including, for the avoidance of doubt, any termination, release or similar fees payable to any servicer of the Existing Investment Assets), VCIF shall have a portfolio of investment assets and cash (A) with an aggregate fair market value (determined in accordance with Carlyle's valuation policies) of at least the dollar amount set forth on Exhibit E, and (B) of which cash shall constitute at least the dollar amount set forth on Exhibit F.

(c)       Performance of Covenants and Agreements. VCIF shall have performed in all material respects all covenants and agreements required to be performed by it under this Agreement at or prior to the Closing.

(d)       No Litigation Regarding Contemplated Transactions. There shall not be pending any action, suit or proceeding by or before any court or other Governmental Entity related to, or involving, the Contemplated Transactions.

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(e)               No VCIF Material Adverse Effect. From the date of this Agreement to the Closing, there shall not have occurred a VCIF Material Adverse Effect.

(f)                Termination of Existing Investment Advisory Agreement. VCIF shall have terminated in full the Investment Advisory Agreement, dated as of September 30, 2019, by and between VCIF and Oakline.

(g)               Certificate. Carlyle shall have received a certificate signed on behalf of VCIF by a duly authorized officer thereof stating that each of the conditions set forth in Section 8.2(a), Section 8.2(b), Section 8.2(c), Section 8.2(d), Section 8.2(e) and Section 8.2(f) has been satisfied.

8.3.       Conditions to VCIF’s Obligation to Consummate the Closing. The obligation of VCIF to consummate the Closing is also subject to the satisfaction, or waiver by VCIF, at or prior to the Closing, of each the following conditions:

(a)       Representations and Warranties.

(i)                 The representations and warranties set forth in Article V (other than the representations and warranties set forth in Section 5.1(a), Section 5.2(a), Section 5.2(b)(i) and Section 5.5 (collectively, the “Carlyle Fundamental Reps”)) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties address matters as of particular dates, in which case such representations and warranties shall be true and correct in all respects as of such dates), except where the failure of such representations and warranties to be so true and correct, in the aggregate, has not had a Carlyle Material Adverse Effect (without giving effect to any “material,” “Carlyle Material Adverse Effect” or similar materiality qualifiers in such representations and warranties).

(ii)              The Carlyle Fundamental Reps shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties address matters as of particular dates, in which case such representations and warranties shall be true and correct in all respects as of such dates).

(b)       Performance of Covenants and Agreements of Carlyle. Carlyle shall have performed in all material respects all covenants and agreements required to be performed by it under this Agreement at or prior to the Closing.

(c)       No Carlyle Material Adverse Effect. From the date of this Agreement to the Closing, there shall not have occurred a Carlyle Material Adverse Effect.

(d)       Certificate. VCIF shall have received a certificate signed on behalf of Carlyle by a duly authorized officer thereof stating that each of the conditions set forth in Section 8.3(a), Section 8.3(b) and Section 8.3(c) has been satisfied.

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ARTICLE IX

TERMINATION AND AMENDMENT

9.1.       Termination. This Agreement may be terminated at any time prior to the Closing, whether before or after receipt of the VCIF Shareholder Approval:

(a)               by mutual consent of VCIF and Carlyle, in a written instrument duly executed by VCIF and Carlyle;

(b)               by either VCIF or Carlyle, if any Law is enacted or issued by any Governmental Entity that prevents or makes illegal the consummation of the Contemplated Transactions, and such Law (if, in the form of a judgment, order, writ, decree or injunction) shall have become final and nonappealable;

(c)               by either VCIF or Carlyle, if the Closing shall not have been consummated on or before July 12, 2023 (the “Outside Date”), unless the failure of the Closing to occur on or before the Outside Date shall be due to the material breach of this Agreement by the Party seeking to terminate the Agreement pursuant to this Section 9.1(c); provided, that (i) VCIF may request, upon not less than 10 Business Days’ notice prior to the expiration of the then-current Outside Date, that the parties extend the Outside Date by an additional 30 days (each such request, an “Outside Date Extension Request”), (ii) Carlyle shall respond to such request within such 10 Business Day period, and shall be permitted to accept or reject such request in its sole discretion, and (iii) VCIF shall be permitted to make no more than three Outside Date Extension Requests;

(d)               by either VCIF or Carlyle, if the VCIF Shareholder Approval shall not have been obtained at the VCIF Shareholder Meeting (or at any adjournment or postponement thereof) duly convened therefor at which a vote on the VCIF Shareholder Approval Matters is actually taken;

(e)               by either VCIF or Carlyle (provided that the terminating Party is not then in material breach of this Agreement), if there shall have been a material breach of this Agreement by VCIF (in the case of a termination by Carlyle) or Carlyle (in the case of a termination by VCIF) which, either individually or in the aggregate with other material breaches of the breaching Party, would result in, if occurring or continuing on the Closing Date, the failure of any of the conditions set forth in Sections 8.1 or 8.2 (in the case of a termination by Carlyle) or Sections 8.1 or 8.3 (in the case of a termination by VCIF) to be satisfied, and which is not cured within 30 days following written notice to the breaching Party or by its nature or timing cannot be cured within such time period;

(f)                by Carlyle, at any time prior to receipt of the VCIF Shareholder Approval, if (i) an Adverse Recommendation Change shall have occurred (whether or not in compliance with the terms of this Agreement) or (ii) VCIF shall have breached, in any material respect, Section 7.1, Section 7.3 or Section 7.8; or

(g)               by VCIF, at any time prior to receipt of the VCIF Shareholder Approval, in order to accept a Superior Proposal in accordance with Section 7.8(e); provided, that VCIF shall have (i) simultaneously with such termination entered into the associated Alternative Acquisition Agreement, (ii) otherwise complied with all provisions of Section 7.8 and (iii) prior to such termination, paid any and all amounts due pursuant to Section 9.4; or

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The Party desiring to terminate this Agreement pursuant to clause (b), (c), (d), (e), (f) or (g), as applicable, of this Section 9.1 shall give written notice of such termination to the other Parties in accordance with Section 10.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2.       Effect of Termination. In the event of a termination of this Agreement by either VCIF or Carlyle, as provided in Section 9.1, this Agreement shall become void and have no further effect, and none of VCIF, Carlyle, any of Carlyle’s Affiliates or any of the officers, trustees or members of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Contemplated Transactions, except that (i) Section 7.2(c), this Section 9.2, Section 9.3, Section 9.4 and Article X shall survive such termination, and (ii) neither VCIF nor Carlyle shall be relieved or released from any liabilities or damages arising out of its Fraud or pre-termination breach of any provision of this Agreement.

9.3.       Fees and Expenses. Subject to Section 9.4, all fees and expenses incurred in connection with the Contemplated Transactions shall be paid by the Party incurring such fees or expenses; provided, that, for the avoidance of doubt, all fees and expenses of any proxy solicitor engaged by VCIF to solicit proxies in favor of the VCIF Shareholder Approval shall be paid by VCIF.

9.4.       Termination Fee; Expense Reimbursements.

(a)       If this Agreement is terminated:

(i)                 by either VCIF or Carlyle pursuant to Section 9.1(d), and (A) there has been publicly disclosed after the date of this Agreement and prior to the time of the VCIF Shareholder Meeting a Competing Proposal which is not withdrawn prior to the time of the VCIF Shareholder Meeting and (B) VCIF enters into any Tail Period Transaction within the Tail Period that is later consummated (regardless of whether such consummation happens prior to or following the expiration of the Tail Period),

(ii)              by Carlyle pursuant to Section 9.1(e) or Section 9.1(f), or

(iii)            by VCIF pursuant to Section 9.1(g),

then VCIF shall pay to Carlyle the Termination Fee by wire transfer of same day funds to the account or accounts designated by Carlyle (A) in the case of clause (i) above, on the same day as the consummation of any Tail Period Transaction, (B) in the case of clause (ii) above, no later than three Business Days following the date of such termination, and (C) in the case of clause (iii) above, prior to such termination.

(b)       If this Agreement is terminated pursuant to Section 9.1(d) under circumstances in which the Termination Fee is not then payable to Carlyle pursuant to Section 9.4(a), then VCIF shall reimburse Carlyle and its Affiliates for all of their documented out-of-pocket fees and expenses (including all documented fees and expenses of counsel, financial advisor, accountants, experts and consultants to Carlyle and its Affiliates) incurred and payable by Carlyle or on its behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the Contemplated Transactions (the “Carlyle

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Expenses”), up to a maximum reimbursement payment equal to $800,000.00. Any payments required to be made under this Section 9.4(b) shall be made by wire transfer of same day funds to the account or accounts designated by Carlyle within three Business Days after VCIF’s having been notified in writing of the amounts thereof by Carlyle.

(c)             Notwithstanding anything to the contrary set forth in this Agreement, the Parties agree that in no event shall VCIF be required to pay the Termination Fee on more than one occasion.

(d)            Each of the Parties acknowledges that (i) the agreements contained in this Section 9.4 are an integral part of the transactions contemplated hereby, (ii) the Termination Fee and the Carlyle Expenses are not liquidated damages, and are not intended to compensate Carlyle for breach of this Agreement, and (iii) without these agreements, the parties would not enter into this Agreement. In furtherance thereof, if VCIF fails to timely pay any amount due pursuant to this Section 9.4 and, in order to obtain such payment, Carlyle commences a suit that results in a judgment against VCIF for the payment of any amount set forth in this Section 9.4, VCIF shall pay Carlyle its costs and expenses in connection with such suit, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by applicable Law.

ARTICLE X

GENERAL PROVISIONS

10.1. Limited Survival of Representations, Warranties, Covenants and Agreements. None of the representations, warranties, covenants or agreements set forth in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Closing; provided, however, that (i) all representations, warranties, covenants and other agreements set forth in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Closing with respect to, and solely with respect to, Claims based upon Fraud and (ii) all covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Closing (including those set forth in Section 7.5) shall survive the Closing in accordance with their respective terms.

10.2. Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (with confirmation), sent via email, mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

(a)       if to VCIF, to:

Vertical Capital Income Fund

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Attention: Michael D. Cohen

e-mail: mcohen@behringermail.com

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with a copy to:

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Attention: JoAnn Strasser, Esq.

e-mail: joann.strasser@thompsonhine.com

(b)       if to Carlyle, to:

Carlyle Global Credit Investment Management L.L.C.

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

Attention: Lauren Basmadjian

e-mail: lauren.basmadjian@carlyle.com

Attention: Brian Marcus

e-mail: brian.marcus@carlyle.com

with a copy to:

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

Attention: Jonathan L. Corsico, Esq.

e-mail: jonathan.corsico@stblaw.com

Attention: Rajib Chanda, Esq.

e-mail: rajib.chanda@stblaw.com

Attention: Christopher Healey, Esq.

e-mail: christopher.healey@stblaw.com

10.3. Interpretation. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The VCIF Disclosure Schedule, as well as all other schedules and all exhibits hereto, shall be deemed part of this Agreement and included in any reference to this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified. Any Contract, instrument or Law defined or referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. References to any Law include references to any associated rules or regulations promulgated thereunder and any official guidance with respect thereto.

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References to a Person are also to its predecessors, successors and assigns. Unless otherwise specifically indicated, all references to “dollars” and “$” are references to the lawful money of the United States of America. All times of day are references to New York, New York time of day unless otherwise specified.

10.4. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that each Party need not sign the same counterpart.

10.5. Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Investment Advisory Agreement and the Confidentiality Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter of this Agreement.

10.6. Amendment. This Agreement may be amended by the Parties, by action taken or authorized by Carlyle and the VCIF Board, at any time before or after receipt of the VCIF Shareholder Approval; provided, however, that after receipt of the VCIF Shareholder Approval, there may not be, without further approval of the VCIF Shareholders, any amendment of this Agreement that would require further approval of the VCIF Shareholders under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

10.7. Extension; Waiver. At any time prior to the Closing, the Parties, by action taken or authorized by Carlyle and the VCIF Board, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

10.8. Governing Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware, without regard to any applicable conflicts of law principles. Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery, or, if (and only if) such court lacks subject matter jurisdiction, any Federal court of the United States of America sitting in the State of Delaware, and the respective appellate courts from the foregoing (all of the foregoing, collectively, the “Delaware Courts”), in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in the applicable Delaware Court, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the applicable Delaware Court, (iii) waives, to the fullest extent it may legally and

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effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the applicable Delaware Court, and (iv) waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the applicable Delaware Court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law. Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient.

10.9. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the Parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.5, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the Parties any rights or remedies under this Agreement. Carlyle and VCIF hereby agree that their respective representations warranties set forth therein and, except as provided in Section 7.5, their respective covenants and agreements set forth herein, are solely for the benefit of the Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the Parties any rights or remedies hereunder, including, without limitation, the right to rely upon such representations and warranties set forth herein. The Parties further agree that the rights of third party beneficiaries under Section 7.5 shall not arise unless and until the Closing occurs. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties, and may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

10.10. Remedies.

(a)               Except as otherwise provided in this Agreement (including, without limitation, Section 9.4), any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

(b)               The Parties hereby agree that irreparable damage could occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached, and that money damages or other legal remedies may not be an adequate remedy for any such damages. Accordingly, the Parties acknowledge and hereby agree that in the event of any breach or threatened breach of any covenants or agreements set forth in this Agreement, each Party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce

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compliance with, the covenants and agreements of the other Party under this Agreement. Each Party hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations under this Agreement. The Parties further agree that (i) by seeking the remedies provided for in this Section 10.10(b), neither Party shall in any respect waive its right to seek any other form of relief that may be available to such Party under this Agreement (including monetary damages) in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 10.10(b) are not available or otherwise are not granted, and (ii) nothing set forth in this Section 10.10(b) shall require either Party to institute any proceeding for (or limit such Party’s right to institute any proceeding for) specific performance under this Section 10.10(b) prior or as a condition to exercising any termination right under Article IX (and pursuing damages after such termination), nor shall the commencement of any legal proceeding pursuant to this Section 10.10(b) or anything set forth in this Section 10.10(b) restrict or limit either Party’s right to terminate this Agreement in accordance with Article IX or pursue any other remedies under this Agreement that may be available then or thereafter.

10.11. Waiver of Jury Trial. Each Party acknowledges and agrees that any Claim which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such Party hereby irrevocably and unconditionally waives any right such Party may have to a trial by jury in respect of any Claim directly or indirectly arising out of or relating to this Agreement or the Contemplated Transactions. Each Party certifies and acknowledges that (i) no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Parties would not, in the event of any Claim, seek to enforce the foregoing waiver, (ii) each Party understands and has considered the implications of this waiver, (iii) each Party makes this waiver voluntarily and (iv) each Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 10.11.

10.12. Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable applicable Law, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision of this Agreement, and this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

10.13. No Suits Against Non-Parties.

(a)                  Subject to Section 10.13(d), this Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement may only be brought against, the respective Parties, and then only with respect to the specific obligations set forth herein with respect to such Parties.

(b)                 In furtherance of Section 10.13(a), but subject to Section 10.13(d), VCIF hereby agrees that (i) no VCIF Related Party will bring or support any action, cause of action, Claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether

53

in contract or in tort or otherwise, against any Carlyle Related Party (other than Carlyle), in any way relating to this Agreement or the Contemplated Transactions, and (ii) no Carlyle Related Party (other than Carlyle) shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) to any VCIF Related Party for any obligations or liabilities of any Carlyle Related Party under this Agreement or for any claim based on, in respect of, or by reason of, the Contemplated Transactions or in respect of any oral representations made or alleged to have been made in connection herewith.

(c)               In furtherance of Section 10.13(a), but subject to Section 10.13(d), Carlyle hereby agrees that (i) no Carlyle Related Party will bring or support any action, cause of action, Claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any VCIF Related Party (other than VCIF), in any way relating to this Agreement or the Contemplated Transactions, and (ii) no VCIF Related Party (other than VCIF) shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) to any Carlyle Related Party for any obligations or liabilities of any VCIF Related Party under this Agreement or for any claim based on, in respect of, or by reason of, the Contemplated Transactions or in respect of any oral representations made or alleged to have been made in connection herewith.

(d)               Notwithstanding anything in this Section 10.13 to the contrary, nothing in this Section 10.13 shall limit (i) the ability of an Indemnified Party to bring a claim for indemnification in accordance with Section 7.5, or (ii) the rights of parties under the Investment Advisory Agreement or the Voting and Support Agreements to bring claims under any such agreements, in each case solely against any other Persons who are expressly parties thereto.

(e)               For purposes of this Agreement:

(i)                 “Carlyle Related Parties” means Carlyle and its former, current and future equityholders, controlling persons, members, officers, employees, agents, general or limited partners, managers, management companies, members, shareholders, Affiliates, Representatives or assignees and any and all former, current and future equity holders, controlling persons, members, officers, employees, agents, general or limited partners, managers, management companies, members, shareholders, Affiliates, Representatives or assignees of any of the foregoing, and any and all former, current and future heirs, executors, administrators, trustees, successors or assigns of any of the foregoing; and

(ii)               “VCIF Related Parties” means VCIF and its former, current and future equityholders, controlling persons, trustees, officers, agents, general or limited partners, managers, management companies, members, shareholders, Affiliates, Representatives or assignees and any and all former, current and future equity holders, controlling persons, trustees, officers, agents, general or limited partners, managers, management companies, members, shareholders, Affiliates, Representatives or assignees of any of the foregoing, and any and all former, current and future heirs, executors, administrators, trustees, successors or assigns of any of the foregoing.

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IN WITNESS WHEREOF, the undersigned Parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

VERTICAL CAPITAL INCOME FUND

Name: Michael Cohen

Title: President

CARLYLE GLOBAL CREDIT INVESTMENT MANAGEMENT L.L.C.

By:

Name: Justin Plouffe

Title: Managing Director

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the undersigned Parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

VERTICAL CAPITAL INCOME FUND

By:

Name: Michael Cohen

Title: President

CARLYLE GLOBAL CREDIT INVESTMENT MANAGEMENT L.L.C.

By:

Name: Justin Plouffe

Title: Managing Director

[Signature Page to Transaction Agreement]

EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

See attached.

A-1

[CARLYLE CREDIT INCOME FUND]
INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated as of [ ], 2023, by and between [CARLYLE CREDIT

INCOME FUND] (the “Fund”), and CARLYLE GLOBAL CREDIT INVESTMENT MANAGEMENT L.L.C. (the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Fund desires to retain the Adviser to serve as investment adviser and the Adviser is willing to do so.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1.                  General Provision.

The Fund hereby employs the Adviser and the Adviser hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. The Adviser shall, in all matters, give to the Fund and its Board of Trustees (the “Board” and each trustee of the Fund, a “Trustee” and collectively, the “Trustees”) the benefit of its judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to: (a) the provisions of the 1940 Act and any rules or regulations thereunder; (b) any other applicable provisions of state or federal law; (c) the provisions of the declaration of Trust (“Declaration of Trust”) and by-laws (“By-Laws”) of the Fund as amended from time to time; (d) policies and determinations of the Board; (e) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Board, the Trustees, or the Fund’s shareholders; and (f) the prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) of the Fund in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund.

2.                  Investment Management.

(a)       The Adviser shall, subject to the oversight of the Board, (i) regularly provide, or arrange for and oversee the provision of, investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities and other investments; (ii) supervise the investment program of the Fund and the composition of its portfolio and determine, or oversee the determination of, what securities and other investments shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph “7” hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. If it is necessary or advisable for the Adviser to make investments on behalf of the Fund through a subsidiary or special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such subsidiary or special purpose vehicle and to make such investments through such subsidiary or special purpose vehicle (in accordance with the 1940 Act).

(b)            Provided that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of subparagraph “(c)” of paragraph “7” hereof, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(c)             To the extent permitted by applicable law, the Adviser may, from time to time with Board approval, appoint one or more sub-advisers, including without limitation affiliates of the Adviser, to perform investment advisory services with respect to the Fund (including without limitation those set forth in subparagraph “(a)” of this paragraph “2”), and may, in its sole discretion, terminate any or all such sub-advisers at any time to the extent permitted by applicable law.

(d)            The Adviser shall have the authority to (i) enter into, on behalf of the Fund and as its adviser and/or agent in fact, (A) any agreement, and any supporting documentation, with any futures commission merchant registered with the U.S. Commodity Futures Trading Commission to provide execution and clearing services for exchange-traded commodity futures contracts, options on futures contracts and cleared swaps for the Fund and (B) futures (including security futures) contracts, forward foreign currency exchange contracts, options on securities (listed and over-the-counter), options on indices (listed and over the- counter), options on foreign currency and other foreign currency transactions, swap transactions (cleared or un-cleared) (including, without limitation, interest rate, credit default, total return, and related types of swap and notional rate agreements), options on swap transactions, forward rate agreements, TBA transactions and other transactions involving the forward purchase or sale of securities, repurchase and reverse repurchase transactions, buy/sell back transactions and other similar types of investment contracts or transactions, and any agreements, instruments or documentation governing any of the foregoing (including, without limitation, brokerage agreements, execution agreements, ISDA master agreements, master securities forward transactions agreements, master repurchase agreements, master securities lending agreements, security or collateral agreements, control agreements and any other agreements, instruments or documents similar or incidental to the foregoing that currently are, or in the future become, customary or necessary with respect to the documentation of any of the foregoing, and any schedules and annexes to the aforementioned agreements, instruments and documents, and any releases, consents, waivers, amendments, elections or confirmations to any of the aforementioned agreements, instruments and documents) (collectively, “Investment Instruments”), (ii) pledge and deliver cash, securities, commodities or other assets of the Fund as collateral security in connection with any Investment Instrument, and (iii) otherwise act on behalf of the Fund in connection with the exercise of any rights or the satisfaction of any obligations and liabilities of the Fund under any Investment Instruments or other agreement or documentation.

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(e)             Provided that nothing herein shall be deemed to protect the Adviser from its willful misfeasance, lack of good faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, the Adviser, each of its affiliates and all respective partners, members, directors, officers, trustees and employees and each person, if any, who within the meaning of Section 15 of the Securities Act of 1933, as amended, controls, is controlled by or is under common control with the Adviser (“Control Persons”) shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates.

(f)              The Adviser shall indemnify and hold harmless the Fund and each of its directors, officers, trustees, employees and agents (each, a “Fund Indemnitee”) against any and all losses, claims, damages, liabilities or litigation (including without limitation reasonable attorneys’ fees and other expenses), to which such persons may become subject under the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Advisers Act, the Commodity Exchange Act, as amended, or any other statute, law, rule or regulation, arising out of the Adviser’s responsibilities as investment manager of the Fund’s obligations hereunder (i) to the extent of, and as a result of, the willful misconduct, lack of good faith, or gross negligence, or reckless disregard of its duties hereunder, by the Adviser, any of the Adviser’s affiliates or Control Persons or any affiliate of or any person acting on behalf of the Adviser, (ii) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Prospectus, proxy materials, reports, marketing literature, or any other materials pertaining to the Fund, including without limitation any amendment thereof or any supplement thereto, or the omission of or alleged omission to state a material fact in such materials necessary to make the statements therein not misleading, (iii) to the extent of, and as a result of, a material breach of any representation or warranty by Adviser of this Agreement or (iv) to the extent of, and as a result of, refusal or failure by the Adviser, any of the Adviser’s affiliates or Control Persons or any affiliate of or any person acting on behalf of the Adviser; provided, however, that in no case shall the Adviser’s indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, lack of good faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The parties agree that each Fund Indemnitee shall be a third party beneficiary of the terms of this subparagraph “(f)”.

(g)            Nothing in this Agreement shall prevent the Adviser or any officer thereof from acting as investment adviser for any other person, firm or corporation and shall not in any way limit or restrict the Adviser or any of its directors, officers or employees from buying, selling or trading any securities or other instruments for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and under the Advisers Act.

3.       Other Duties of the Adviser.

(a)       The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting

3

the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire.

(b)            The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Board with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

(c)             The Fund will, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Adviser may reasonably require in order to discharge its duties and obligations hereunder. The Adviser shall, as agent, for the Fund, maintain the Fund’s records required in connection with the performance of its obligations under this Agreement and required to be maintained under the Investment Company Act. All such records so maintained shall be the property of the Fund and, upon request therefore, the Adviser shall surrender to the Fund such of the records so requested; provided that the Adviser may, at its own expense, make and retain copies of any such records.

(d)            The Adviser shall bear the cost of rendering the investment advisory and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund who are also directors, officers or employees of the Adviser.

4.       Fund Expenses.

Except as otherwise provided in this Agreement or by law, the Adviser shall not be responsible for the Fund’s expenses and the Fund assumes and shall pay or cause to be paid all of its expenses, including without limitation: organizational and offering expenses (including without limitation out-of-pocket expenses, but not overhead or employee costs of the Adviser); expenses for legal, accounting and auditing services (including expenses of legal counsel to the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser); taxes (including without limitation securities and commodities issuance and transfer taxes) and governmental fees (including without limitation fees payable by the Fund to Federal, State or other governmental agencies and associated filing costs); dues and expenses incurred in connection with membership in investment company organizations (including without limitation membership dues of the Investment Company Institute); costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, depositories, transfer agents, dividend disbursing agents and dividend reinvestment plan agents (including under the custody, administration and other agreements); fees and expenses associated with marketing and distribution efforts; fees and expenses paid to agents and intermediaries for sub-transfer agency, sub-accounting and other shareholder services on behalf of shareholders of the Fund held through omnibus and networked, record shareholder accounts; costs of valuation service providers

4

retained by the Fund or the Adviser; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); fees and expenses of registering or qualifying securities of the Fund for sale in the various states; fees and expenses incident to qualifying and listing of the Fund’s shares on any exchange; postage, freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser and of any other trustees or members of any advisory board or committee who are not employees of the Adviser or any corporate affiliate of the Adviser; salaries of shareholder relations personnel; costs of shareholders meetings; insurance (including without limitation insurance premiums on property or personnel (including without limitation officers and Trustees) of the Fund which inure to its benefit); any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Fund (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses); interest; brokerage costs (including without limitation brokers’ commissions or transactions costs chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party); the Fund’s proportionate share of expenses related to co-investments; all expenses incident to the payment of any dividend, distribution (including any dividend or distribution program), withdrawal or redemption, whether in shares or in cash; the costs associated with the Fund’s share repurchase program; the cost of making investments (including third-party fees and expenses with respect to or associated with negotiating any such investments) purchased or sold for the Fund; litigation and other extraordinary or non-recurring expenses (including without limitation legal claims and liabilities and litigation costs and any indemnification related thereto) (subject, however, to paragraph “2” hereof); the compensation of the Fund’s Chief Compliance Officer and the salary of any compliance personnel of the Adviser and its affiliates who provide compliance-related services to the Fund, provided such salary expenses are properly allocated between the Fund and other affiliates, as applicable, and any costs associated with the monitoring, testing and revision of the Fund’s compliance policies and procedures required by Rule 38a-1 under the 1940 Act; the cost of any valuation service provider engaged on the Fund’s behalf or with respect to the Fund’s assets (including engagement of such valuation service provider by the Adviser or its affiliates) and all other charges and costs of the Fund’s operations.

The Fund shall reimburse the Adviser or its affiliates for any expenses of the Fund as may be reasonably incurred as specifically provided for in this Agreement (including, for the avoidance of doubt, any of the above expenses incurred by the Adviser or its affiliates on the Fund’s behalf) or as specifically agreed to by the Board. The Adviser shall keep and supply to the Fund reasonable records of all such expenses.

5.       Compensation of the Adviser.

The Fund agrees to pay the Adviser and the Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee as set forth on Exhibit A. If this Agreement expires or is terminated, the

5

Adviser shall be entitled to receive all amounts (including any accrued by unreimbursed expenses) payable to it and not yet paid pursuant to this Section.

6.       Use of Names; Non-Exclusivity.

(a)             The Fund agrees and consents that: (i) the name “Carlyle” is proprietary to the Adviser (or one or more of its affiliates); (ii) it will only use the name “Carlyle” as a component of its name and for no other purpose; (iii) it will not purport to grant to any third party the right to use the name for any other purpose; (iv) Carlyle, or one or more of its affiliates may use or grant to others the right to use the name “Carlyle” as all or a portion of a corporate or business name or for any commercial purpose, including without limitation a grant of such right to any other investment company or other pooled vehicle; upon termination of this Agreement, the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name “Carlyle” in the name of the Fund or otherwise.

(b)            The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to other investment companies and other clients. Except to the extent necessary to perform the Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

7.       Portfolio Transactions and Brokerage.

(a)             The Adviser is authorized, subject to the supervision and oversight of the Board, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Fund’s portfolio securities or other investments with or through, such persons, brokers or dealers, futures commission merchants or other counterparties (“brokers”) as the Adviser may elect and negotiate commissions to be paid on such transactions; provided, however, that a broker affiliated with the Adviser shall be used only in transactions permissible under applicable laws, rules and regulations, including without limitation the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder, as well as permitted by the Policies adopted by the Fund. The Adviser, upon reasonable request of the Board, shall promptly provide the Board with copies of all agreements regarding brokerage arrangements related to the Fund.

(b)             The Adviser shall enter into transactions and place orders for the purchase and sale of portfolio investments for the Fund’s account with brokers, dealers and/or other counterparties selected by the Adviser. In the selection of such brokers, dealers and/or other counterparties and the entering into of such transactions and placing of such orders, the Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Adviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including without limitation price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the

6

commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker, dealer or counterparty involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board may determine, or as may be mutually agreed to by the Adviser and the Board, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services (within the meaning of Section 28(e) of the 1934 Act, and any Commission guidance issued thereunder) to the Adviser an amount of commission for effecting an investment transaction in the Fund that is in excess of the amount of commission or spread that another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission or spread was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Adviser with respect to the accounts for which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). It is recognized that the services provided by such brokers and dealers may be useful to the Adviser in connection with the Adviser’s services to other clients. The Adviser is responsible for obtaining a completed Form W-9 from any broker it selects to place orders for the Fund, and responsible for providing such to the Fund.

(c)             On an ongoing basis, but not less often than annually, the Adviser shall provide a written report summarizing the considerations used for selecting brokers, dealers and other counterparties in the Adviser’s purchases and sales of portfolio investments and analysis regarding “best execution,” taking into account the Adviser’s best execution policy (provided that the Adviser shall not be required to weigh any particular factor on an equal basis), as well as any “soft dollar” or similar arrangements that the Adviser maintains with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of transactions for the Fund by the Adviser to the broker or dealer.

(d)             On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations (including without limitation any applicable exemptive orders or Commission guidance) and subject to the trade allocation procedures approved by the Board, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions or spreads and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in accordance with the approved procedures.

(e)             The Adviser shall render reports to the Board as requested regarding commissions generated as a result of trades executed by the Adviser for the Fund, as well as information regarding third-party services, if any, received by the Adviser as a result of trading activity relating to the Fund with brokers and dealers.

7

8.                  Duration.

This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph “9” hereof, this Agreement shall remain in effect until [ ], 2025,1 and thereafter will continue in effect from year to year, so long as such continuance shall be approved at least annually by the Board, including without limitation the vote of the majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval (or otherwise, as consistent with applicable laws, regulations and related guidance and relief), or by the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund and by such a vote of the Board.

9.                  Termination.

This Agreement may be terminated: (a) by the Adviser at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund); (b) by the Fund at any time without penalty upon sixty days’ written notice to the Adviser (which notice may be waived by the Adviser); or (c) by the Fund upon delivery of written notice from Fund to the Adviser in the event of a material breach of any provision of this Agreement by the Adviser, provided that, to the extent such material breach is capable of being cured, the Fund shall have first provided the Adviser written notice of the material breach and the Adviser shall have failed to cure such breach to the reasonable satisfaction of the Fund within 10 days after the delivery of such notice; provided that termination by the Fund under (b) or (c) above shall be directed or approved by the vote of a majority of all of the Trustees then in office or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

10.              Assignment or Amendment.

This Agreement may not be amended without the affirmative vote of the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purposes of voting on such approval and, where required by the 1940 Act, by a vote or written consent of a “majority” of the outstanding voting securities of the Fund, and shall automatically and immediately terminate in the event of its “assignment,” as defined in the 1940 Act.

11.              Disclaimer of Shareholder Liability.

The Adviser understands that the obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund’s property. The Adviser represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder liability for acts or obligations of the Fund.

1 Note to Draft: Two years from effective date.

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12.              Definitions.

The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the 1940 Act.

13.              Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken altogether shall constitute one and the same Agreement. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

14.              Governing Law, Jurisdiction, etc.

This Agreement shall be governed by and construed in accordance with substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control. The state and federal courts sitting within the State and County of New York shall be the sole and exclusive forums for any action or proceeding hereunder and the parties hereto consent to the jurisdiction thereof. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15.              Severability.

If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

16.              Entire Agreement.

This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof. Each party shall perform such further actions and execute such further documents as are necessary to effectuate the purpose of this Agreement.

17.              Survival.

The provisions of Sections 5, 6, 11, 14 and 17 shall survive termination of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

[CARLYLE CREDIT INCOME FUND]

By:___

Name:

Title:

CARLYLE GLOBAL CREDIT

INVESTMENT MANAGEMENT L.L.C.

By:___

Name:

Title:

[Signature Page to Investment Advisory Agreement]

EXHIBIT A TO

INVESTMENT ADVISORY AGREEMENT

A management fee calculated and payable monthly in arrears on the month-end value of the Fund’s managed assets at an annual rate of:

1.75% of the Fund’s month-end value of the Fund’s managed assets

For purposes of the management fee, managed assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

In addition to the asset based fee above, the Fund shall pay to the Adviser an Incentive Fee calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a derivative or swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. Net assets means the total assets of the Fund minus the Fund’s liabilities. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter.

The calculation of the Incentive Fee for each calendar quarter is as follows:

No Incentive Fee is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 2.00%;

100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 2.4242% (the “catch-up”) is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the hurdle rate but is less than or equal to 2.4242% (9.6968% annualized). The “catch-up” provision is intended to provide the Adviser with an incentive fee of 17.5% on all of the Fund’s pre-

incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.4242% of net assets; and

17.5% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the “catch-up” is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds 2.4242% (9.6968 annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 17.5% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser.

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EXHIBIT B

EXISTING INVESTMENT ASSET EXCLUSIONS

1. Loan #202022, originated as of December 2, 2021 and due on December 1, 2022, known as the “BMC Moores Crossing” loan.

B-1

EXHIBIT C

FORM OF AMENDED AND RESTATED VCIF ORGANIZATIONAL DOCUMENTS

See attached.

C-1

[CARLYLE CREDIT INCOME FUND]

AMENDED AND RESTATED DECLARATION OF TRUST

Dated as of [ ], 2023

TABLE OF CONTENTS

Page

Article I THE TRUST
1.1	Name	4
1.2	Trust Purpose	4
1.3	Definitions	4
Article II TRUSTEES
2.1	Number and Qualification	6
2.2	Term and Election	7
2.3	Resignation and Removal	7
2.4	Vacancies	7
2.5	Meetings	8
2.6	Trustee Action by Written Consent	8
2.7	Chair	9
2.8	Officers	9
Article III POWERS AND DUTIES OF TRUSTEES
3.1	General	9
3.2	Investments	9
3.3	Legal Title	9
3.4	Issuance and Repurchase of Shares	10
3.5	Borrow Money or Utilize Leverage	10
3.6	Delegation; Committees	10
3.7	Collection and Payment	10
3.8	Expenses	10
3.9	By-Laws	11
3.10	Miscellaneous Powers	11
3.11	Further Powers	11
Article IV ADVISORY, MANAGEMENT AND DISTRIBUTION ARRANGEMENTS
4.1	Advisory and Management Arrangements	11
4.2	Distribution Arrangements	12
4.3	Parties to Contract	12
Article V LIMITATIONS OF LIABILITY AND INDEMNIFICATION
5.1	No Personal Liability of Shareholders, Trustees, etc.	12

5.2	Mandatory Indemnification	13
5.3	No Bond Required of Trustees	14
5.4	No Duty of Investigation; No Notice in Trust Instruments, etc.	15
5.5	Reliance on Experts, etc.	15
5.6	Derivative Actions	15
Article VI SHARES OF BENEFICIAL INTEREST
6.1	Beneficial Interest	16
6.2	Other Securities	17
6.3	Rights of Shareholders	17
6.4	Exchange and Conversion Privileges	17
6.5	Trust Only	18
6.6	Issuance of Shares	18
6.7	Register of Shares	18
6.8	Transfer Agent and Registrar	18
6.9	Transfer of Shares	18
6.10	Notices; Waiver of Notice	19
6.11	Derivative Actions	20
Article VII DETERMINATION OF NET ASSET VALUE
7.1	Net Asset Value	20
7.2	Power to Modify Foregoing Procedures	20
Article VIII CUSTODIANS
8.1	Appointment and Duties	21
8.2	Central Certificate System	21
Article IX REPURCHASES OF SHARES
9.1	Repurchase of Shares	21
9.2	Disclosure of Holding	21
Article X SHAREHOLDERS
10.1	Meetings of Shareholders	22
10.2	Voting	22
10.3	Notice of Meeting and Record Date	22
10.4	Quorum and Required Vote	22
10.5	Proxies, etc.	23
10.6	Reports	23
10.7	Inspection of Records	24

10.8 Delivery by Electronic Transmission or Otherwise	24
10.9 Shareholder Action by Written Consent	24
Article XI DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS; ETC.
11.1 Duration	24
11.2 Termination	24
11.3 Amendment Procedure	25
11.4 Merger, Consolidation and Sale of Assets	26
11.5 Subsidiaries	26
11.6 Certain Transactions	26
Article XII MISCELLANEOUS
12.1 Filing	28
12.2 Resident Agent	28
12.3 Governing Law	28
12.4 Exclusive Delaware Jurisdiction	29
12.5 Agreement to be Bound	29
12.6 Counterparts	29
12.7 Reliance by Third Parties	29
12.8 Provisions in Conflict with Law or Regulation	30
12.9 Delivery by Electronic Transmission or Otherwise	30

[CARLYLE CREDIT INCOME FUND]
AMENDED AND RESTATED DECLARATION OF TRUST

AMENDED AND RESTATED DECLARATION OF TRUST made as of the [ ]th day of [ ], 2023, by the Trustees hereunder.

WHEREAS, this Trust (as defined below) has been formed to carry on business as set forth more particularly hereinafter;

WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest all in accordance with the provisions hereinafter set forth;

WHEREAS, this Declaration (as defined below) amends and restates in its entirety that certain Agreement and Declaration of Trust dated April 8, 2011; and WHEREAS, the Trustees (as defined below) have agreed to manage all property coming into their hands as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and

WHEREAS, the parties hereto intend that the Trust shall constitute a statutory trust under the DSTA (as defined below) and that this Declaration and the By-Laws (as defined below) shall constitute the governing instrument of such statutory trust.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as Trustees hereunder in trust to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I
THE TRUST

1.1 Name. This Trust shall be known as the “[Carlyle Credit Income Fund]”

and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the DSTA. Any such instrument shall not require the approval of the Shareholders (as defined below), but shall have the status of an amendment to this Declaration.

1.2 Trust Purpose. The purpose of the Trust is to engage in any lawful act or activity and to exercise any powers permitted to a statutory trust organized under the DSTA as now or hereafter in force, including conducting, operating and carrying on the business of an investment company within the meaning of the 1940 Act (as defined below).

1.3 Definitions. As used in this Declaration, the following terms shall have the following meanings:

The “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time.

The terms “Affiliated Person,” “Assignment,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act.

“Board of Trustees” or “Trustees” shall mean the Trustees collectively.

“By-Laws” shall mean the By-Laws of the Trust as amended from time to time by the Trustees.

“Class” shall mean a class of Shares the Trust established in accordance with the

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Commission” shall mean the Securities and Exchange Commission.

“Contested Election” shall mean any election of Trustees in which the number of persons nominated for election as Trustees exceeds the number of Trustees to be elected, with the determination that any election of Trustees is a Contested Election to be made by the Secretary or other officer of the Trust prior to the time the Trust mails its initial proxy statement in connection with such election of Trustees. If, prior to the time the Trust mails its initial proxy statement in connection with such election of Trustees, one or more persons nominated for election as a Trustee are withdrawn such that the number of persons nominated for election as Trustee no longer exceeds the number of Trustees to be elected, such election shall not be considered a Contested Election.

“Continuing Trustee” shall mean Trustee who either (a) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the date hereof, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

“Declaration” shall mean this Amended and Restated Declaration of Trust, as amended, supplemented or amended and restated from time to time.

“Delaware General Corporation Law” means the Delaware General Corporation Law, 8 Del. C. § 100, et. seq., as amended from time to time.

“DSTA” shall mean the provisions of the Delaware Statutory Trust Act, 12 Del. C. § 3801, et. seq., as such Act may be amended from time to time.

“Fiscal Year” means each period commencing on January 1 of each year and ending on December 31 of that year (or on the date of a final distribution made in accordance with Section 12.2 of this Declaration), unless the Trustees designate another fiscal year for the Trust. The taxable year of the Trust will end on December 31 of each year, or on any other date designated

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by the Trustees that is a permitted taxable year-end for tax purposes, and need not be the same as the Fiscal Year.

“Fundamental Policies” shall mean the investment policies and restrictions as set forth from time to time in any Registration Statement on Form N-2 of the Trust filed with the Commission and designated as fundamental policies therein, as they may be amended from time to time in accordance with the requirements of the 1940 Act.

“Majority Shareholder Vote” shall mean a vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Trust with all classes of Shares voting together as a single class, except as with respect to votes which affect only one or more Classes, as provided for herein, in which case it shall mean a vote of a majority of outstanding voting securities of such Class or Classes, as applicable.

“Person” shall mean and include individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Prospectus” shall mean the Prospectus and Statement of Additional Information of the Trust, if any, as in effect and as may be amended from time to time.

“Shareholders” shall mean as of any particular time the holders of record of outstanding Shares of the Trust, at such time.

“Shares” shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.

“Trust” shall mean the trust established by this Declaration and the By-Laws, as amended from time to time, inclusive of each such amendment.

“Trust Property” shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.

“Trustees” shall mean the signatories to this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office.

ARTICLE II
TRUSTEES

2.1       Number and Qualification. As of the date hereof, the number of Trustees shall be five (5) and such Trustees shall be the signatories hereto. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than one (1) and no more than fifteen (15). No reduction in the number of Trustees shall have the effect of removing any Trustee from

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office prior to the expiration of his or her term. An individual nominated as a Trustee shall satisfy any applicable requirements of the 1940 Act. Trustees need not own Shares and may succeed themselves in office.

2.2 Term and Election. The Trustees (other than any Trustee elected solely by holders of one or more classes or series of preferred shares in connection with dividend arrearages) shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Board of Trustees, one class to hold office initially for a term expiring at the next succeeding annual meeting of Shareholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of Shareholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of Shareholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the Shareholders, the successors to the class of Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of Shareholders held in the third year following the year of their election and until their successors are duly elected and qualify. Subject to the provisions of the 1940 Act, the Trustees at any time may appoint individuals to fill vacancies on the Board of Trustees.

2.3 Resignation and Removal. Any of the Trustees may resign their trust

(without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chair (if any), the Chief Executive Officer or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees (or, in the case of an independent trustee (as such term is defined in the Delaware Statutory Trust Act), only by action taken by a majority of the remaining independent trustees). Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

2.4 Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the removal, declination to serve, resignation, retirement, incompetence or other incapacity to perform the duties of the office, or death. Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing any individual as they may determine in their sole discretion by a vote of a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Section 2.1 hereof. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual made by a vote of a majority of the Trustees then in office. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a Trustee, or an increase in the number of Trustees, provided that such appointment shall become effective only at or after the expected

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vacancy occurs. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

2.5 Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chair, if any, or the Chief Executive Officer , the Secretary or any two Trustees. Regular meetings of the Trustees may be held without call or notice, except as may be otherwise required by law, at a time and place fixed by the By-Laws, the Chair or by resolution or consent of the Trustees. Notice of any other meeting shall be given by the Secretary and shall be delivered to the Trustees orally or via electronic transmission not less than 24 hours, or in writing not less than 72 hours, before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. Any time there is more than one Trustee, a quorum for all meetings of the Trustees shall be one-third, but not less than two, of the Trustees. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent as provided in Section 2.6.

Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be one-third, but not less than two, of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent as provided in Section 2.6.

With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act or herein.

All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone, video or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting.

2.6 Trustee Action by Written Consent. Any action which may be taken by

Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.

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2.7 Chair. The Trustees may designate a Chair and a Vice Chair of the Board of Trustees, who shall have such powers and duties as determined by the Board of Trustees from time to time. Any Chair or Vice Chair shall be a Trustee.

2.8 Officers. The Trustees shall elect a Chief Executive Officer , a Secretary and a Treasurer. Officers shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chair, if any, or Chief Executive Officer to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The Chief Executive Officer , Secretary and Treasurer may, but need not, be a Trustee.

ARTICLE III

POWERS AND DUTIES OF TRUSTEES

3.1 General. The Trustees shall owe to the Trust and its Shareholders the same fiduciary duties as owed by directors of corporations to such corporations and their stockholders under the Delaware General Corporation Law. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

3.2 Investments. The Trustees shall have power, subject to the Fundamental

Policies in effect from time to time with respect to the Trust, to: (a) manage, conduct, operate and carry on the business of an investment company; and (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to securities of any type whatsoever, whether equity or non-equity, of any issuer, evidences of indebtedness of any person and any other rights, interests, instruments or property of any sort and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.

3.3 Legal Title. Legal title to all the Trust Property shall be vested in the Trust except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any other Person as nominee, custodian or pledgee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

To the extent any Trust Property is titled in the name of one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the ceasing of any person to be a Trustee for any reason, such person shall automatically cease to have any right,

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title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

3.4 Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, classify and/or reclassify, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and, subject to the more detailed provisions set forth in Articles VIII and IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property whether capital or surplus or otherwise, to the full extent now or hereafter permitted corporations formed under the Delaware General Corporation Law.

3.5 Borrow Money or Utilize Leverage. Subject to the Fundamental Policies in

effect from time to time with respect to the Trust, the Trustees shall have the power to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

3.6 Delegation; Committees. The Trustees shall have the power to appoint from their own number, and terminate, any one or more committees consisting of one or more Trustees, including an executive committee which may exercise some or all of the power and authority of the Trustees as the Trustees may determine (including but not limited to the power to determine net asset value and net income and the power to declare a dividend or other distribution on the Shares of any series or class), subject to any limitations contained in the By-Laws, and in general to delegate from time to time to one or more of their number or to one or more officers, employees or agents of the Trust any or all of their powers, authorities, duties and the doing of such things and the execution of such instruments, either in the name of the Trust or the names of the Trustees or otherwise, as the Trustees may deem expedient (including but not limited to the power to declare a dividend or other distribution on the Shares of any series or class).

3.7 Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments. Except to the extent required for a corporation formed under the Delaware General Corporation Law, the Shareholders shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders.

3.8 Expenses. The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The

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Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

3.9 By-Laws. The Trustees shall have the exclusive authority, without the vote,

approval or consent of the Shareholders, to adopt and from time to time amend or repeal By-Laws for the conduct of the business of the Trust.

3.10 Miscellaneous Powers. Without limiting the general or further powers of the Trustees, the Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other person as the Trustees may see fit to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; and (i) adopt a seal for the Trust, even though the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

3.11 Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with the Trust Property.

ARTICLE IV

ADVISORY, MANAGEMENT AND DISTRIBUTION ARRANGEMENTS

4.1 Advisory and Management Arrangements. Subject to the requirements of applicable law as in effect from time to time, the Trustees may in their discretion from time to time enter into advisory, administration or management contracts (including, in each case, one or more

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sub-advisory, sub-administration or sub-management contracts) whereby the other party to any such contract shall undertake to furnish such advisory, administrative and management services with respect to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize any advisor, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to exercise any of the powers of the Trustees, including to effect investment transactions with respect to the assets on behalf of the Trust to the full extent of the power of the Trustees to effect such transactions or may authorize any officer, employee or Trustee to effect such transactions pursuant to recommendations of any such advisor, administrator or manager (and all without further action by the Trustees). Any such investment transaction shall be deemed to have been authorized by the Board of Trustees.

4.2 Distribution Arrangements. Subject to compliance with the 1940 Act, the

Trustees may retain underwriters and/or selling agents to sell Shares and other securities of the Trust. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Trust, whereby the Trust may either agree to sell such securities to the other party to the contract or appoint such other party its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the By-Laws; and such contract may also provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with persons who are not registered securities dealers to further the purposes of the distribution or repurchase of the securities of the Trust.

4.3 Parties to Contract. Any contract of the character described in Sections 4.1 and 4.2 of this Article IV or in Article Article VIII hereof may be entered into with any Person, although one or more of the Trustees, officers or employees of the Trust may be an officer, director, trustee, shareholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1 and 4.2 above or Article VIII, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.3.

ARTICLE V

LIMITATIONS OF LIABILITY AND INDEMNIFICATION

5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the

Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the

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Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he or she shall not, on account thereof, be held to any personal liability. Neither the repeal or modification of this Section 5.1, nor the adoption or modification of any other provision of this Declaration or the By-Laws inconsistent with this Article, shall adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such adoption, repeal or modification with respect to acts or omissions occurring prior to such adoption, repeal or modification.

5.2       Mandatory Indemnification. (a) The Trust hereby agrees to indemnify, out of Trust Property, to the fullest extent permitted under applicable law, each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise or settlements, or as fines and penalties; any expenses of establishing a right to indemnification under this Article; and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of, or advice in connection with, any action, suit, proceeding or investigation, whether civil or criminal, before or in connection with any court, or administrative or investigative body, in which he or she may be or may have been involved as a party, witness, participant or otherwise, or with which he or she may be or may have been threatened), incurred in connection with acting in any capacity set forth in this Article V or by reason of his having acted in any such capacity, except with respect to any matter as to which he or she shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he or she shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”); and provided further, that the termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the indemnitee did not act in good faith or that the indemnitee had reasonable cause to believe that his conduct was unlawful. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of

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this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)             Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “Interested Persons” of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)             The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)             The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, or vote of Shareholders or Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she or she may be lawfully entitled.

(e)             Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3       No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

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5.4 No Duty of Investigation; No Notice in Trust Instruments, etc. No

purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability and such other insurance as the Trustees in their sole judgment shall deem advisable or as is required by the 1940 Act

5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. No such Trustee or officer shall be liable for any act or omission in accordance with such advice, records and/or reports and no inference concerning liability shall arise from a failure to follow such advice, records and/or reports.

5.6 Derivative Actions. In addition to the requirements set forth in Section 3816 of the DSTA, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if the following conditions are met:

(a)               The Shareholder or Shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed. For purposes of this Section 5.6, a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as such term is defined in the DSTA).

(b)               Unless a demand is not required under paragraph (a) of this Section 5.6, Shareholders eligible to bring such derivative action under the DSTA who hold at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the Class to which such action relates, shall join in the request for the Board of Trustees to commence such action; and

(c)               Unless a demand is not required under paragraph (a) of this Section 5.6, the Board of Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking

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by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board of Trustees determines not to bring such action.

(d)       For purposes of this Section 5.6, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are “independent trustees” (as such term in defined in the DSTA).

ARTICLE VI

SHARES OF BENEFICIAL INTEREST

6.1       Beneficial Interest. (a) The interest of the beneficiaries shall be divided into an unlimited number of transferable shares, all without par value. The Trustees may divide Shares into one or more Classes. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend or distribution in Shares or a split of Shares, shall be fully paid and, except as provided in the last sentence of Section 3.8, nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

(b)            Subject to the further provisions of this Article VI, any restriction set forth in the By-Laws and any applicable requirements of the 1940 Act or any applicable exemptive relief issued by the SEC, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Class to: (i) divide the beneficial interest in each Class into Shares as the Trustees shall determine; (ii) establish, designate, redesignate, classify, reclassify and change in any manner any Class—and fix such preferences, voting powers, rights, duties and privileges and business purpose of each Class as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be different from any existing Class; provided, however, that the Trustees may not reclassify or change outstanding Shares in a manner materially adverse to Shareholders of such Shares, without obtaining the authorization or vote of the Class of Shareholders that would be materially adversely affected; (iii) divide or combine the Shares of any Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such Class in the assets held with respect to that Class; (iv) change the name of any Class; (v) dissolve and terminate any one or more Classes; and (vi) take such other action with respect to the Classes as the Trustees may deem desirable.

(c)             The establishment and designation of any Class of Shares of the Trust shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Class of Shares of the Trust, whether directly in such resolution or by reference to another document including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.

(d)            With respect to any Class of Shares of the Trust, each such Class shall represent interests in the assets of the Trust and have the same voting, dividend, liquidation and other rights and terms and conditions as each other Class of Shares of the Trust, except that, subject to applicable law, expenses allocated to a Class may be borne solely by such Class as determined

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by the Trustees and as provided herein, and a Class may have exclusive voting rights with respect to matters affecting only that Class.

(e)       To the fullest extent permitted by Section 3804 of the DSTA and subject to the restrictions of the 1940 Act and any applicable exemptive relief issued by the SEC, the Trustees may allocate expenses of the Trust to a particular Class or to apportion the same between or among two or more Classes, provided that any expenses incurred by a particular Class shall be payable solely out of the assets belonging to that Class.

6.2       Other Securities. The Trustees may, subject to the Fundamental Policies and the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred shares, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. In addition, any such supplement or amendment may set forth the rights, powers, preferences and privileges of such preferred shares and any such supplement or amendment shall operate either as additions to or modifications of the rights, powers, preferences and privileges of any such preferred shares under this Declaration. To the extent the provisions set forth in such supplement or amendment conflict with the provisions of this Declaration with respect to any such rights, powers and privileges of the preferred shares, such amendment or supplement shall control. Except as contemplated by the immediately preceding sentence, this Declaration shall control as to the Trust generally and the rights, powers, preferences and privileges of the other Shareholders of the Trust. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

6.3       Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees on behalf of the Trust, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or, subject to the right of the Trustees to charge certain expenses directly to Shareholders, as provided in the last sentence of Section 3.8, suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive or appraisal rights.

6.4       Exchange and Conversion Privileges. Subject to the provisions of the 1940 Act and provisions of this Declaration, the Trustees shall have the power and authority to provide that the Shareholders of any Class shall have the right to convert such Shares for Shares of one or more other Classes. Subject to the provisions of the 1940 Act and provisions of this Declaration, the Trustees shall have the power and authority to provide that the Shareholders of any Class may exchange their Shares for those of another fund.

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6.5 Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

6.6 Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares, including preferred shares that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time, without a vote of the Shareholders, divide, reclassify or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or 1/1,000ths of a Share or multiples thereof as the Trustees may determine.

6.7 Register of Shares. A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class or series of Shares. Each such register shall be conclusive as to who are the holders of the Shares of the applicable class or series of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he or she has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate rules and regulations as to their use, including, without limitation, requirements as to transfer and for the purchase of lost certificate insurance.

6.8 Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

6.9 Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters (including compliance with any securities laws and contractual restrictions) as may reasonably be required. Upon such delivery the transfer

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shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer. Each Shareholder will indemnify and hold harmless the Trust, the Trustees, each other Shareholder and any Affiliated Person of the Trust, the Trustees and each of the other Shareholders against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which these Persons may become subject by reason of or arising from (1) any transfer made by the Shareholder in violation of this Section 6.9 and (2) any misrepresentation by the transferring Shareholder or substituted Shareholder in connection with the transfer.

Any person becoming entitled to any Shares in consequence of the death, bankruptcy or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

6.10 Notices; Waiver of Notice. (a) Subject to any different provisions of this Declaration, including Section 10.3 hereof, any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if presented personally to a Shareholder, left at his or her residence or usual place of business or sent via United States mail or by electronic transmission to a Shareholder at his or her address as it is registered with the Trust. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Shareholder at his or her address as it is registered with the Trust with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the Shareholder by an electronic transmission to any address or number of the Shareholder at which the Shareholder receives electronic transmissions. The Trust may give a single notice to all Shareholders who share an address, which single notice shall be effective as to any Shareholder at such address, unless such Shareholder objects to receiving such single notice or revokes a prior consent to receiving such single notice.

(b)       Whenever any notice is required to be given pursuant to this Declaration or the By-Laws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the Person or Persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any Person at any meeting, including the attendance of a Trustee at a meeting of the Trustees, shall constitute a waiver of notice of such meeting, except where such Person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

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6.11 Derivative Actions. (a) No person, other than a Trustee, who is not a

Shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust. No Shareholder may maintain a derivative action on behalf of the Trust unless holders of at least ten percent (10%) of the outstanding Shares join in the bringing of such action.

(b)             In addition to the requirements set forth in Section 3816 of the DSTA, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the DSTA); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. For purposes of this Section 6.11, the Trustees may designate a committee of one or more Trustees to consider a Shareholder demand.

(c)             For purposes of this Section 6.11, “Shareholder” or “Shareholders” shall mean the holder or holders of common Shares.

(d)             This Section 6.11 shall not apply to any claims asserted under the U.S. federal securities laws including, without limitation, the 1940 Act.

ARTICLE VII

DETERMINATION OF NET ASSET VALUE

7.1 Net Asset Value. The net asset value of each outstanding Share of each

Class of the Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act. The method of determination of net asset value shall be determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees.

7.2 Power to Modify Foregoing Procedures. Notwithstanding any of the

foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the net asset value of each Class of the Trust’s Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the Code, the 1940 Act, any securities exchange or association registered under the Securities Exchange Act of 1934 or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

ARTICLE VIII
CUSTODIANS

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8.1 Appointment and Duties. The Trustees shall at all times employ a custodian or custodians, meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act, including without limitation authority:

(1)               to hold the securities owned by the Trust and deliver the same upon written order;

(2)               to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

(3)               to disburse such funds upon orders or vouchers;

(4)               if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(5)               if authorized to do so by the Trustees, to compute the net income or net asset value of the Trust;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

8.2 Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

ARTICLE IX

REPURCHASES OF SHARES

9.1 Repurchase of Shares. Holders of Shares of the Trust shall not be entitled to require the Trust to repurchase or redeem Shares of the Trust.

9.2 Disclosure of Holding. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and

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indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.

ARTICLE X

SHAREHOLDERS

10.1 Meetings of Shareholders. An annual meeting of the Shareholders for the election of Trustees and the transaction of any business as determined by the Trustees within the powers of the Trust shall be held on the date and at the time set by the Board of Trustees. Other than annual meetings, the Trust will not hold Shareholder meetings unless required by the 1940 Act, the provisions of this Declaration, the By-Laws or any other applicable law. A special meeting of Shareholders may be called at any time by a majority of the Trustees or the Chief Executive Officer and shall be called by any Trustee for any proper purpose upon written request of Shareholders holding in the aggregate at least a majority of the outstanding Shares of the Trust, such request specifying the purpose or purposes for which such meeting is to be called. Any shareholder meeting, including a special meeting, shall be held within or without the State of Delaware (or may be held virtually) on such day and at such time as the Trustees shall designate.

10.2 Voting. (a) Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by applicable law, this Declaration or resolution of the Trustees. There shall be no cumulative voting in the election or removal of Trustees.

(b)       Notwithstanding any other provision of this Declaration, on any matters submitted to a vote of the Shareholders, all Shares of the Trust then-entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act and/or other applicable law, Shares shall be voted by individual Class; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon.

10.3 Notice of Meeting and Record Date. Notice of all meetings of Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder of record entitled to vote thereat at its registered address, mailed at least 10 days and not more than 90 days before the meeting or otherwise in compliance with applicable law. Only the business stated in the notice of the meeting shall be considered at such meeting; provided, however, that the foregoing shall in no way limit the ability of one or more adjournments to be considered at a meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the original meeting date. For the purposes of determining the Shareholders who are entitled to notice of and to vote at any meeting the Trustees may, without closing the transfer books, fix a date not more than 90 nor less than 10 days prior to the date of such meeting of Shareholders as a record date for the determination of the Persons to be treated as Shareholders of record for such purposes.

10.4 Quorum and Required Vote. (a) The holders of one-third of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter. When

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any one or more Classes is to vote separately from any other Classes of Shares, holders of one-third of the Shares entitled to vote of each such Class shall constitute a quorum at a Shareholders’ meeting of that Class. The absence from any meeting, in person or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters. Notwithstanding the foregoing, in the absence of a quorum, a Shareholders’ meeting may be adjourned by either a vote of a majority of the Shares present and entitled to vote at such meeting, or by the chair of such meeting in his or her sole discretion.

(b)       Subject to any provision of applicable law, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) with respect to the election of Trustees, other than a Contested Election, the affirmative vote of a plurality of the Shares represented in person or by proxy at any meeting at which a quorum is present shall be the act of the Shareholders with respect to such matter, (ii) with respect to a Contested Election, the affirmative vote of a majority of the Shares outstanding and entitled to vote with respect to such matter at such meeting shall be the act of the Shareholders with respect to such matter, (iii) with respect to all other items of business, the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the Shareholders with respect to such matter and (iv) where a separate vote of one or more Classes of Shares is required on any matter, the affirmative vote of a majority of the Shares of such Class present in person or represented by proxy and entitled to vote on the subject matter shall decide that matter insofar as that Class is concerned.

10.5 Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he or she may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. Reports. The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Trust Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting

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principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

10.7 Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the extent permitted by Section 3819 of the DSTA but subject to such reasonable regulation as the Trustees may determine.

10.8 Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, report, instrument or writing of any kind or any signature referenced in, or contemplated by, this Declaration or the By-Laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the DSTA), including via the internet, or in any other manner permitted by applicable law.

10.9 Shareholder Action by Written Consent. Any action which may be taken by Shareholders by vote may be taken without a meeting if the holders, entitled to vote thereon, of the proportion of Shares required for approval of such action at a meeting of Shareholders pursuant to Section 10.4 consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

ARTICLE XI

DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS; ETC.

11.1       Duration. Subject to possible termination in accordance with the provisions of Section 11.2 hereof, the Trust created hereby shall have perpetual existence.

11.2 Termination. (a) The Trust may be dissolved, only upon approval of not less than 80% of the Trustees. Upon the dissolution of the Trust:

(i)              The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii)            The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, merge where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, merger in which the Trust is not the survivor, transfer or other disposition of all or substantially all the Trust Property of the Trust shall require approval of the principal terms of the transaction and the nature and amount of the consideration by Shareholders.

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(iii)       After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

(b)       After the winding up and termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

11.3 Amendment Procedure. (a) Except as provided in subsection (b) of this Section 11.3, this Declaration may be amended, after a majority of the Trustees (including a majority of the independent Trustees if such a vote is required under the 1940 Act) have approved a resolution therefor, by the affirmative vote required by Section 10.4 of this Declaration. The Trustees also may amend this Declaration without any vote of Shareholders to change the name of the Trust, to change the U.S. federal income tax classification of the Trust from an association taxable as a corporation to a partnership if the Trust elects to cease qualifying as a regulated investment company under Subchapter M of the Code, to make any other change that does not adversely affect the relative rights or preferences of any Shares, as they may deem necessary, or to conform this Declaration to the requirements of the 1940 Act or any other applicable federal or state laws or regulations including pursuant to Section 6.2 or, if applicable, the requirements of the regulated investment company provisions of the Code, but the Trustees shall not be liable for failing to do so.

(b)            No amendment may be made to Section 2.1, Section 2.2, Section 2.3, Section 11.2(a), this Section 11.3, Section 11.4 or Section 11.6 of this Declaration and no amendment may be made to this Declaration which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto (except that this provision shall not limit the ability of the Trustees to authorize, and to cause the Trust to issue, other securities pursuant to Section 6.2), except after a majority of the Trustees have approved a resolution therefor, and such amendment has been approved by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Shares, unless such amendment has been approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote shall be required. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(c)             An amendment duly adopted by the requisite vote of the Board of Trustees and, if required under the 1940 Act or otherwise under this Declaration, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be. A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, the Shareholders as aforesaid, or a copy of

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the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust or at such other time designated by the Board.

11.4 Merger, Consolidation and Sale of Assets. Except as provided in Section 11.6, the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including its goodwill, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Trustees and, to the extent required by the 1940 Act, approved by a Majority Shareholder Vote and any such merger, consolidation, sale, lease or exchange shall be determined for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware.

11.5 Subsidiaries. Without approval by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, limited liability companies, partnerships, associations or other organizations to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.

11.6 Certain Transactions. (a) Notwithstanding any other provision of this Declaration and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph (c) of this Section shall require the affirmative vote or consent of a majority of the Trustees then in office followed by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Shares outstanding, excluding the Shares of a Principal Shareholder (as defined in paragraph (b) of this Section) when any such Principal Shareholder is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law. Notwithstanding the preceding sentence, so long as a transaction described in paragraph (c) of this Section is approved by both a majority of the Trustees then in office and seventy-five percent (75%) of the Continuing Trustees and, so long as all other conditions and requirements, if any, provided for in the By-Laws and under applicable law have been satisfied, then no Shareholder vote or consent shall be necessary or required to approve such transaction, except to the extent such vote or consent is required by the 1940 Act or other federal law.

(b)       The term “Principal Shareholder” shall mean any corporation, Person or other entity which is the beneficial owner, directly or indirectly, of five percent (5%) or more of the outstanding Shares of any outstanding Class (which, solely for the purposes of this Section, shall not be deemed to include any Class of preferred shares) and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. For the purposes of this Section, in addition to the Shares which a corporation, Person or other entity beneficially owns directly, (a) any corporation, Person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or

26

upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other corporation, Person or entity with which its “affiliate” or “associate” (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its “affiliate” or “associate” as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

(c)       This Section shall apply to the following transactions:

(i)              The merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder.

(ii)            [Reserved]

(iii)          The sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

(iv)          The sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

(d)       The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if 80% of the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, in which case approval by a Majority Shareholder Vote shall be the only vote of Shareholders required by this Section, or (ii) any such transaction with any entity of which a majority of the outstanding shares of all classes and series of a stock normally entitled to vote in elections of directors is owned of record or beneficially by the Trust and its subsidiaries.

(e)       The Board of Trustees shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Trust whether (i) a corporation, Person or entity beneficially owns five percent (5%) or more of the outstanding Shares of any class or series, (ii) a corporation, Person or entity is an “affiliate” or “associate” (as defined above) of another, (iii) the assets being acquired or leased to or by the Trust or any subsidiary thereof constitute a substantial part of the assets of the Trust and have an aggregate fair market value of less than 2% of the total assets of the Trust, and (iv) the memorandum of understanding referred

27

to in paragraph (d) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.

ARTICLE XII

MISCELLANEOUS

12.1 Filing. (a) This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

12.2 Resident Agent. The Trust shall maintain a resident agent in the State of Delaware, which agent shall initially be [Name], [Address]. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof and any required filing is delivered to the office of the Secretary of the State.

12.3 Governing Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Declaration, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the DSTA and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the DSTA) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration. The Trust shall be of the type commonly called a "statutory trust", and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Statutory Trust Statute, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

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12.4 Exclusive Delaware Jurisdiction. Each Trustee, each officer and each Person legally or beneficially owning a Share or an interest in a Share of the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the DSTA, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Trust, the DSTA, this Declaration or the By-Laws (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Declaration or the By-Laws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Trust to the Shareholders or the Trustees, or of officers or the Trustees or the Delaware Trustee to the Trust, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Trust, the officers, the Trustees, the Delaware Trustee or the Shareholders, or (D) any provision of the DSTA or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the DSTA, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the DSTA, the Declaration or the By-Laws relating in any way to the Trust (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, or via electronic transmission a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

12.5 Agreement to be Bound. EVERY PERSON, BY VIRTUE OF HAVING BECOME A SHAREHOLDER IN ACCORDANCE WITH THE TERMS OF THIS DECLARATION AND THE BY-LAWS, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, SHALL BE DEEMED TO HAVE EXPRESSLY ASSENTED AND AGREED TO THE TERMS OF, AND SHALL BE BOUND BY, THIS DECLARATION AND THE BYLAWS.

12.6 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

12.7 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be

29

recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust, (c) the due authorization of the execution of any instrument or writing, (d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (f) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

12.8 Provisions in Conflict with Law or Regulation. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, if applicable, with the regulated investment company provisions of the Code, if applicable, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b)       If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

12.9 Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, instrument or writing of any kind referenced in, or contemplated by, this Declaration or the By-Laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the DSTA), including via the internet, or in any other manner permitted by applicable law, and may be made using an electronic signature (within the meaning of the DSTA).

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IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

By:________________________________

[ ]

Trustee

By:________________________________

[ ]

Trustee

By:________________________________

[ ]

Trustee

By:________________________________

[ ]

Trustee

[CARLYLE CREDIT INCOME FUND]

AMENDED AND RESTATED BY-LAWS

Dated as of [ ], 2023

5.2	Transfer of Shares		14
5.3	Registered Shareholders		14
		ARTICLE VI AMENDMENT OF BY-LAWS
6.1	Amendment and Repeal of By-Laws		15

[CARLYLE CREDIT INCOME FUND]
BY-LAWS

These Amended and Restated By-Laws (the “By-Laws”) are made and adopted pursuant to Section 3.9 of the Amended and Restated Declaration of Trust establishing Carlyle Credit Income Fund (the “Trust”), dated as [ ], 2023, as from time to time amended (hereinafter called the “Declaration”). All words and terms capitalized in these By-Laws shall have the meaning or meanings set forth for such words or terms in the Declaration.

ARTICLE I

SHAREHOLDER MEETINGS

1.1 Chair. The Chair, if any, shall act as chair at all meetings of the

Shareholders; in the Chair’s absence, the Vice Chair, if any, shall act as chair; in the absence of both the Chair and Vice Chair, the Trustee or Trustees present at each meeting may elect a temporary chair for the meeting, who may be one of themselves.

1.2 Proxies; Voting. Shareholders may vote either in person or by duly executed proxy and each full share represented at the meeting shall have one vote, all as provided in Article X of the Declaration.

1.3 Fixing Record Dates. For the purpose of determining the Shareholders who are entitled to notice of or to vote or act at any meeting, including any adjournment thereof, or who are entitled to participate in any dividends, or for any other proper purpose, the Trustees may from time to time, without closing the transfer books, fix a record date in the manner provided in Section 10.3 of the Declaration. If the Trustees do not prior to any meeting of Shareholders so fix a record date or close the transfer books, then the date of mailing notice of the meeting or the date upon which the dividend resolution is adopted, as the case may be, shall be the record date.

1.4 Inspectors of Election. In advance of any meeting of Shareholders, the

Trustees may appoint Inspectors of Election to act at the meeting or any adjournment thereof. If Inspectors of Election are not so appointed, the Chair, if any, of any meeting of Shareholders may, and on the request of any Shareholder or Shareholder proxy shall, appoint Inspectors of Election of the meeting. The number of Inspectors of Election shall be either one or three. If appointed at the meeting on the request of one or more Shareholders or proxies, a majority of Shares present shall determine whether one or three Inspectors of Election are to be appointed, but failure to allow such determination by the Shareholders shall not affect the validity of the appointment of Inspectors of Election. In case any person appointed as Inspector of Election fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Trustees in advance of the convening of the meeting or at the meeting by the person acting as chair. The Inspectors of Election shall determine the number of Shares outstanding, the Shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, shall receive votes, ballots or consents, shall hear and determine all challenges and questions in any way arising in connection with the right to vote, shall count and tabulate all votes or consents, determine the results and do such other acts as may be proper to conduct the election or vote with fairness to all Shareholders. If there are three Inspectors of Election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. On request of the Chair, if any, of the meeting, or of any Shareholder or Shareholder proxy, the Inspectors of Election shall make a report in writing of any challenge or question or matter determined by them and shall execute a certificate of any facts found by them.

1.5 Records at Shareholder Meetings. At each meeting of the Shareholders,

there shall be made available for inspection at a convenient time and place during normal business hours, if requested by Shareholders, the minutes of the last previous meeting of Shareholders of the Trust and a list of the Shareholders of the Trust, as of the record date of the meeting or the date of closing of transfer books, as the case may be. Such list of Shareholders shall contain the name and the address of each Shareholder in alphabetical order and the number of Shares owned by such Shareholder.

1.6 Annual Meeting. An annual meeting of the Shareholders for the election of

Trustees and the transaction of any business within the powers of the Trust shall be held on the date and at the time set by the Board of Trustees.

1.7 Special Meetings.

(a)               General. A special meeting of Shareholders may be called at any time by a majority of the Trustees, the Chief Executive Officer or the President. Subject to subsection (b) of this Section 1.7, a special meeting of Shareholders also shall be called by any Trustee for any proper purpose upon written request of Shareholders holding in the aggregate at least a majority of the outstanding Shares of the Trust, such request specifying the purpose or purposes for which such meeting is to be called.

(b)               Shareholder Requested Special Meetings. (1) Any Shareholder of record seeking to have Shareholders request a special meeting shall, by sending written notice to the Secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Trustees to fix a record date to determine the Shareholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on it, shall be signed by one or more Shareholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such Shareholder (or such agent) and shall set forth all information relating to each such Shareholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of trustees in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Trustees may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than 10 days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Trustees. If the Board of Trustees, within 10 days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the 10th day after the first date on which a Record Date Request Notice is received by the Secretary.

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(2)               In order for any Shareholder to request a special meeting to act on any matter that may properly be considered at a meeting of Shareholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by Shareholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the Secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the Secretary), (b) bear the date of signature of each such Shareholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Trust’s books, of each Shareholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all Shares which are owned (beneficially or of record) by each such Shareholder and (iii) the nominee holder for, and number of, Shares owned beneficially but not of record by such Shareholder, (d) be sent to the Secretary by registered mail, return receipt requested, and (e) be received by the Secretary within 60 days after the Request Record Date. Any requesting Shareholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the Secretary.

(3)               The Secretary shall inform the requesting Shareholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Trust’s proxy materials). the Secretary shall not be required to call a special meeting upon Shareholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the Secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

(4)               Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated by the Chair, the Chief Executive Officer, the President or the Board of Trustees, whoever has called the meeting. In the case of any special meeting called by the Secretary upon the request of Shareholders (a “Shareholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Trustees; provided, however, that the date of any Shareholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Trustees fails to designate, within 10 days after the date that a valid Special Meeting Request is actually received by the Secretary (the “Delivery Date”), a date and time for a Shareholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Trustees fails to designate a place for a Shareholder-Requested Meeting within 10 days after the Delivery Date, then such meeting shall be held at the principal executive office of the Trust. In fixing a date for a Shareholder-Requested Meeting, the Board of Trustees may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Trustees to call an annual meeting or a special meeting. In the case of any Shareholder-Requested Meeting, if the Board of Trustees fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after

5

the Delivery Date shall be the Meeting Record Date. The Board of Trustees may revoke the notice for any Shareholder-Requested Meeting in the event that the requesting Shareholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

(5)               If written revocations of the Special Meeting Request have been delivered to the Secretary and the result is that Shareholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the Secretary: (i) if the notice of meeting has not already been delivered, the Secretary shall refrain from delivering the notice of the meeting and send to all requesting Shareholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the Secretary first sends to all requesting Shareholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Trust’s intention to revoke the notice of the meeting or for the chair of the meeting to adjourn the meeting without action on the matter, (A) the Secretary may revoke the notice of the meeting at any time before 10 days before the commencement of the meeting or (B) the chair of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the Secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6)               The Chair, Chief Executive Officer, President or Board of Trustees may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Trust for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the Secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been delivered to the Secretary until the earlier of (i) five Business Days after receipt by the Secretary of such purported request and (ii) such date as the independent inspectors certify to the Trust that the valid requests received by the Secretary represent, as of the Request Record Date, Shareholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Trust or any Shareholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7)               For purposes of these By-Laws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

1.8       Advance Notice of Shareholder Nominees for Trustee and Other

.

(a)       Annual Meetings of Shareholders. (1) Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the Shareholders may be made at an annual meeting of Shareholders (i) pursuant to the Trust’s notice of meeting, (ii) by or at the direction of the Board of Trustees or (iii) by any Shareholder of the

6

Trust who was a Shareholder of record both at the time of giving of notice by the Shareholder as provided for in this Section 1.8(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 1.8(a).

(2)               For any nomination or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 1.8, the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust and any such other business must otherwise be a proper matter for action by the Shareholders. To be timely, a Shareholder’s notice shall set forth all information required under this Section 1.8 and shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 1.8(c)(3) of this Article I) for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting (or in the case of the first annual meeting), notice by the Shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a Shareholder’s notice as described above. The number of nominees a Shareholder may nominate for election at the annual meeting (or in the case of one or more Shareholders giving the notice on behalf of a beneficial owner, the number of nominees such Shareholders may collectively nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of trustees to be elected at such annual meeting.

(3)               Such Shareholder’s notice shall set forth: (i) as to each individual whom the Shareholder proposes to nominate for election or reelection as a trustee (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a trustee in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, whether such Shareholder believes any Proposed Nominee is, or is not, an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (together with any rules and regulations and any applicable guidance and/or interpretations of the Securities and Exchange Commission or its staff promulgated thereunder, the “Investment Company Act”) and information regarding such Proposed Nominee that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to make such determination and such person’s written consent to being named in the Trust’s proxy statement and accompanying proxy card and to serving as a trustee if elected;

(ii)       as to any other business that the Shareholder proposes to bring before the meeting, a description of such business, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes

7

a proposal to amend these Bylaws, the language of the proposed amendment), the Shareholder’s reasons for proposing such business at the meeting and any material interest in such business of such Shareholder or any Shareholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the Shareholder or the Shareholder Associated Person therefrom;

(iii)       as to the Shareholder giving the notice, any Proposed Nominee and any Shareholder Associated Person, (A) the class, series and number of all Shares of or other securities of the Trust or any affiliate thereof (collectively, the “Trust Securities”), if any, which are owned (beneficially or of record) by such Shareholder, Proposed Nominee or Shareholder Associated Person, the date on which each such Trust Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such Shares or other security) in any Trust Securities of any such person, (B) the nominee holder for, and number of, any Trust Securities owned beneficially but not of record by such Shareholder, Proposed Nominee or Shareholder Associated Person, (C) whether and the extent to which such Shareholder, Proposed Nominee or Shareholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last 12 months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Trust Securities or (y) any security of any other closed-end investment company (a “Peer Group Company”) for such Shareholder, Proposed Nominee or Shareholder Associated Person or (II) increase or decrease the voting power of such Shareholder, Proposed Nominee or Shareholder Associated Person in the Trust or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Trust Securities (or, as applicable, in any Peer Group Company); and (D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Trust), by security holdings or otherwise, of such Shareholder, Proposed Nominee or Shareholder Associated Person, in the Trust or any affiliate thereof, other than an interest arising from the ownership of Trust Securities where such Shareholder, Proposed Nominee or Shareholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series; (E) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such Shareholder and/or any Shareholder Associated Person, including, in the case of a nomination, the nominee, including any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination(s) or other business proposed to be brought before the meeting of shareholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding); (F) a representation that the Shareholder is a holder of record of the Trust entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; (G) a representation whether such Shareholder or any Shareholder Associated Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Trust’s securities required to approve or adopt the proposal or elect the nominee, (2) otherwise to solicit proxies or votes from shareholders in support of such proposal or nomination, and/or (3) to solicit proxies in support of any proposed nominee in accordance with Rule 14a-19 promulgated under the Exchange Act; (H) a description of any proxy (other than a revocable proxy

8

given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Shareholder or Shareholder Associated Person has or shares a right, directly or indirectly, to vote any shares of any class or series of securities of the Trust; (I) a description of any rights to dividends or other distributions on the shares of any securities of Trust, directly or indirectly, owned beneficially by such Shareholder or Shareholder Associated Person that are separated or separable from the underlying securities of the Trust; and (J) a description of any performance-related fees (other than an asset based fee) that such Shareholder or any Shareholder Associated Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any securities of the Trust or any interests described in clause (C);

(iv)             as to the Shareholder giving the notice, any Shareholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 1.8(a) and any Proposed Nominee, (A) the name and address of such Shareholder, as they appear on the Trust’s Shares ledger, and the current name and business address, if different, of each such Shareholder Associated Person and any Proposed Nominee and (B) the investment strategy or objective, if any, of such Shareholder and each such Shareholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such Shareholder and each such Shareholder Associated Person; and

(v)               to the extent known by the Shareholder giving the notice, the name and address of any other Shareholder supporting the nominee for election or reelection as a Trustee or the proposal of other business on the date of such Shareholder’s notice.

(4)               Such Shareholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Trust in connection with service or action as a Trustee that has not been disclosed to the Trust and (b) will serve as a Trustee of the Trust if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Trust, upon request, to the Shareholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Trustee in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Trust are listed or over-the-counter market on which any securities of the Trust are traded).

(5)               Notwithstanding anything in this subsection (a) of this Section 1.8 to the contrary, in the event that the number of trustees to be elected to the Board of Trustees is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 1.8(c)(3) of this Article II) for the preceding year’s annual meeting, a Shareholder’s notice required by this Section 1.8(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office

9

of the Trust not later than 5:00 p.m., Eastern Time, on the 10th day following the day on which such public announcement is first made by the Trust.

(6)       For purposes of this Section 1.8, “Shareholder Associated Person” of any Shareholder shall mean (i) any person acting in concert with such Shareholder, (ii) any beneficial owner of Shares of the Trust owned of record or beneficially by such Shareholder (other than a Shareholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Shareholder or such Shareholder Associated Person.

(b)               Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust’s notice of meeting. Nominations of individuals for election to the Board of Trustees may be made at a special meeting of Shareholders at which trustees are to be elected only (i) by or at the direction of the Board of Trustees or (ii) provided that the special meeting has been called in accordance with Section 1.7(a) of this Article I for the purpose of electing trustees, by any Shareholder of the Trust who is a Shareholder of record both at the time of giving of notice provided for in this Section 1.8 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 1.8. The number of nominees a Shareholder may nominate for election at the special meeting at which trustee are to be elected (or in the case of one or more Shareholders giving the notice on behalf of a beneficial owner, the number of nominees such Shareholders may collectively nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of trustees to be elected at such special meeting. In the event the Trust calls a special meeting of Shareholders for the purpose of electing one or more individuals to the Board of Trustees, any Shareholder may nominate an individual or individuals (as the case may be) for election as a Trustee as specified in the Trust’s notice of meeting, if the Shareholder’s notice, containing the information required by paragraph (a)(4) of this Section 1.8, is delivered to the Secretary at the principal executive office of the Trust not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting at which trustees are to be elected. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period (or extend any time period) for the giving of a Shareholder’s notice as described above.

(c)               General. (1) If information submitted pursuant to this Section 1.8 by any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of Shareholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 1.8. Any such Shareholder shall notify the Trust of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the Secretary or the Board of Trustees, any such Shareholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Trustees or any authorized officer of the Trust, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 1.8, and (B) a written update of any information (including, if requested by the

10

Trust, written confirmation by such Shareholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the Shareholder pursuant to this Section 1.8 as of an earlier date. If a Shareholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 1.8.

(2)               Only such individuals who are nominated in accordance with this Section 1.8 shall be eligible for election by Shareholders as trustees, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with this Section 1.8. The chair of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 1.8.

(3)               For purposes of this Section 1.8, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

(4)               Notwithstanding the foregoing provisions of this Section 1.8, a Shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.8. Nothing in this Section 1.8 shall be deemed to affect any right of a Shareholder to request inclusion of a proposal in, or the right of the Trust to omit a proposal from, the Trust’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 1.8 shall require disclosure of revocable proxies received by the Shareholder or Shareholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such Shareholder or Shareholder Associated Person under Section 14(a) of the Exchange Act.

1.9 Control Share Acquisition Statute. Subchapter III (entitled Control

Beneficial Interest Acquisitions) of the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq., (the “Control Share Acquisition Statute”) and the voting restrictions thereunder shall not apply to (i) any acquisition of preferred shares that may be issued by the Trust and (ii) any acquisition or proposed acquisition of shares by any company that, in accordance with the 1940 Act or Securities and Exchange Commission exemptive order or other regulatory relief or guidance, votes the shares held by it in the same proportion as the vote of all other holders of such security or all securities.

ARTICLE II
TRUSTEES

2.1 Regular Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chair, if any, the Chief Executive Officer, the Secretary or any two Trustees.

11

Regular meetings of the Trustees may be held without call or notice and shall generally be held quarterly. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Trustees need be stated in the notice or waiver of notice of such meeting, and no notice need be given of action proposed to be taken by written consent, except as may otherwise be required by law.

2.2 Chair; Records. The Chair, if any, shall act as chairman at all meetings of the Trustees; in absence of a chair, the Vice Chair, if any, shall act as chair; in the absence of both the Chair and Vice Chair, the Trustees present shall elect a Trustee to act as temporary chair. The results of all actions taken at a meeting of the Trustees, or by written consent of the Trustees, shall be recorded by the Secretary or the person appointed by the Board of Trustees as the meeting secretary.

ARTICLE III
OFFICERS

3.1 Officers of the Trust. The officers of the Trust shall consist of a Chief

Executive Officer, a President, a Secretary, a Treasurer and such other officers or assistant officers as may be elected or authorized by the Trustees. Any two or more of the offices may be held by the same Person. No officer of the Trust need be a Trustee.

3.2 Tenure. Officers shall serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

3.3 Removal of Officers. Any officer may be removed at any time, with or without cause, by action of a majority of the Trustees. This provision shall not prevent the making of a contract of employment for a definite term with any officer and shall have no effect upon any cause of action which any officer may have as a result of removal in breach of a contract of employment. Any officer may resign at any time by notice in writing signed by such officer and delivered or mailed to the Chair, if any, Chief Executive Officer or Secretary, and such resignation shall take effect immediately upon receipt by the Chair, if any, Chief Executive Officer or Secretary, or at a later date according to the terms of such notice in writing.

3.4 Bonds and Surety. Any officer may be required by the Trustees to be bonded for the faithful performance of such officer’s duties in such amount and with such sureties as the Trustees may determine.

3.5 Chief Executive Officer, President and Vice Presidents. The Chief

Executive Officer shall be the principal executive officer of the Trust and, subject to the control of the Trustees, shall have general supervision, direction and control of the business of the Trust and of its employees and shall exercise such general powers of management as are usually vested in the office of chief executive officer of a corporation. Subject to direction of the Trustees, the Chief Executive Officer shall have power in the name and on behalf of the Trust to execute any and all loans, documents, contracts, agreements, deeds, mortgages, registration statements, applications, requests, filings and other instruments in writing, and to employ and discharge employees and agents of the Trust. Unless otherwise directed by the Trustees, the Chief Executive Officer shall

12

have full authority and power, on behalf of all of the Trustees, to attend and to act and to vote, on behalf of the Trust at any meetings of business organizations in which the Trust holds an interest, or to confer such powers upon any other persons, by executing any proxies duly authorizing such persons. The Chief Executive Officer shall have such further authorities and duties as the Trustees shall from time to time determine. In the absence or disability of the Chief Executive Officer, the President or Vice Presidents in order of their rank as fixed by the Trustees or, in the absence of the President, if more than one Vice President and not ranked, the Vice President designated by the Trustees, shall perform all of the duties of the Chief Executive Officer, and when so acting shall have all the powers of and be subject to all of the restrictions upon the Chief Executive Officer. Subject to the direction of the Trustees, and of the Chief Executive Officer, the President and each Vice-President shall have the power in the name and on behalf of the Trust to execute any and all instruments in writing, and, in addition, shall have such other duties and powers as shall be designated from time to time by the Trustees or by the Chief Executive Officer.

3.6 Secretary. The Secretary shall maintain the minutes of all meetings of, and record all votes of, Shareholders, Trustees and any committee of the Trustees. The Secretary shall be custodian of the seal of the Trust, if any, and the Secretary (and any other person so authorized by the Trustees) shall affix the seal, or if permitted, facsimile thereof, to any instrument executed by the Trust which would be sealed by a Delaware business corporation executing the same or a similar instrument and shall attest the seal and the signature or signatures of the officer or officers executing such instrument on behalf of the Trust. The Secretary shall also perform any other duties commonly incident to such office in a Delaware business corporation, and shall have such other authorities and duties as the Trustees shall from time to time determine.

3.7 Treasurer. Except as otherwise directed by the Trustees, the Treasurer shall have the general supervision of the monies, funds, securities, notes receivable and other valuable papers and documents of the Trust, and shall have and exercise under the supervision of the Trustees and of the Chief Executive Officer all powers and duties normally incident to the office. The Treasurer may endorse for deposit or collection all notes, checks and other instruments payable to the Trust or to its order. The Treasurer shall deposit all funds of the Trust in such depositories as the Trustees shall designate. The Treasurer shall be responsible for such disbursement of the funds of the Trust as may be ordered by the Trustees or the Chief Executive Officer. The Treasurer shall keep accurate account of the books of the Trust’s transactions which shall be the property of the Trust, and which together with all other property of the Trust in the Treasurer’s possession, shall be subject at all times to the inspection and control of the Trustees. Unless the Trustees shall otherwise determine, the Treasurer shall be the principal accounting officer of the Trust and shall also be the principal financial officer of the Trust. The Treasurer shall have such other duties and authorities as the Trustees shall from time to time determine. Notwithstanding anything to the contrary herein contained, the Trustees may authorize any adviser, administrator, manager or transfer agent to maintain bank accounts and deposit and disburse funds of any series of the Trust on behalf of such series.

3.8 Other Officers and Duties. The Trustees may elect such other officers and assistant officers as they shall from time to time determine to be necessary or desirable in order to conduct the business of the Trust. Assistant officers shall act generally in the absence of the officer whom they assist and shall assist that officer in the duties of the office. Each officer, employee and

13

agent of the Trust shall have such other duties and authority as may be conferred upon such person by the Trustees or delegated to such person by the Chief Executive Officer.

ARTICLE IV

MISCELLANEOUS

4.1 Depositories. In accordance with Section 8.1 of the Declaration, the funds of the Trust shall be deposited in such custodians as the Trustees shall designate and shall be drawn out on checks, drafts or other orders signed by such officer, officers, agent or agents (including the adviser, administrator or manager), as the Trustees may from time to time authorize.

4.2 Signatures. All contracts and other instruments shall be executed on behalf of the Trust by its properly authorized officers, agent or agents, as provided in the Declaration or By-Laws or as the Trustees may from time to time by resolution provide.

4.3 Seal. The Trust is not required to have any seal, and the adoption or use of a seal shall be purely ornamental and be of no legal effect. The seal, if any, of the Trust may be affixed to any instrument, and the seal and its attestation may be lithographed, engraved or otherwise printed on any document with the same force and effect as if it had been imprinted and affixed manually in the same manner and with the same force and effect as if done by a Delaware business corporation. The presence or absence of a seal shall have no effect on the validity, enforceability or binding nature of any document or instrument that is otherwise duly authorized, executed and delivered.

ARTICLE V

SHARE TRANSFERS

5.1 Transfer Agents, Registrars and the Like. As provided in Section 6.8 of the

Declaration, the Trustees shall have authority to employ and compensate such transfer agents and registrars with respect to the Shares of the Trust as the Trustees shall deem necessary or desirable. In addition, the Trustees shall have power to employ and compensate such dividend disbursing agents, warrant agents and agents for the reinvestment of dividends as they shall deem necessary or desirable. Any of such agents shall have such power and authority as is delegated to any of them by the Trustees.

5.2 Transfer of Shares. The Shares of the Trust shall be subject to the limitations on transfer as provided in Section 6.9 of the Declaration. The Trust, or its transfer agents, shall be authorized to refuse any transfer unless and until presentation of proper evidence as may be reasonably required to show that the requested transfer is proper.

5.3 Registered Shareholders. The Trust may deem and treat the holder of record of any Shares as the absolute owner thereof for all purposes and shall not be required to take any notice of any right or claim of right of any other person.

ARTICLE VI

AMENDMENT OF BY-LAWS

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6.1       Amendment and Repeal of By-Laws. In accordance with Section 3.9 of the Declaration, the Trustees shall have the exclusive power to amend or repeal the By-Laws or adopt new By-Laws at any time. Action by the Trustees with respect to the By-Laws shall be taken by an affirmative vote of a majority of the Trustees. The Trustees shall in no event adopt By-Laws which are in conflict with the Declaration, and any apparent inconsistency shall be construed in favor of the related provisions in the Declaration.

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EXHIBIT D

LIQUIDATION PROCESS AND MILESTONES

Week	Event/Item	Event Description	Responsible Party(ies)
Pre- Engage	Finalize MSA, SOW and Advisory Agreement	• Complete necessary legal documents to begin work	SitusAMC (“SAMC”)/Vertical

1	Receive Loan Tapes and Begin Data Analysis	• Review and assessment of the general quality of the Loan Asset data • Identify and cure all missing critical data fields for use in marketing the portfolio	SAMC/Vertical
		• Preparation of stratification report – summary detail of the Loan Asset data provided by segment • Determine appropriate sub-pools for marketing the portfolio	SAMC
		• Performance of a cash flow analysis based on pool information	SAMC
1	Receive Due Diligence and Collateral Review Materials

•            Receive and process comments and histories from servicer

•            Receive and process images from custodian

•            Receive custodian inventory & exception reporting

•            Place BPOs with Agents

•            Place Current Owner Searches with applicable abstractors and online searchers

SAMC/Vertical
2	Continue Due Diligence Progression

•            Receive and process any trailing images missing from Week 1 delivery sent by Vertical

•            Receive majority of BPOs back from agents

•            Continuous work on due diligence reviews

•            Continuous work on collateral reviews

SAMC
3	Finalize Due Diligence

•            Receive any trailing rural BPOs

•            Finalize collateral diligence

•            Finalize all other due diligence including any cures to credit/compliance findings sent by Vertical

•            Open applicable collateral curative tasks and begin repair

SAMC

D-1

Week	Event/Item	Event Description	Responsible Party(ies)
2 - 3	Determine Structure of Loan Sale Auction

Advise on following specific matters:

•            Whether all of the Loan Assets should be sold in a single sale or should be divided into separate pools (including whether by type, quality or other material characteristics)

•            Determine timing and final structure of the Auction

•            Determine timing of transaction closing

•            Determine final form of MLPA and reps and warrants structure

SAMC/Vertical
2 - 3	Preparation of Bid Package Materials

Take following steps to prepare bid materials/package:

•            Finalize formal bid instructions and Offering Memo

•            Prepare list of potential bidders based on portfolio composition

•            Prepare form of MLPA

•            Prepare form of NDA (if needed)

SAMC/Vertical
4	Planning and Preparation for Presentation of Files, Reports and Diligence Information in Data Room

Plan and set up data room:

•            Determine data to be included (e.g., files, BPOs, pay histories, servicer comments, tax and title reports, etc.)

•            Data received from SAMC diligence team

•            All data and reports provided in data room

•            Set up folders and files in data room

SAMC
4	Populate Data Room

Load the following materials into the data room:

Provided by Seller and Servicer:

•            Data Tape

•            Loan Files (rec’d)

•            Pay histories (rec’d)

•            Servicer comments (rec’d)

•            All other data room info (TBD)

Provided by Custodian:

•            Collateral File Images

•            Custodial Exception and Inventory Report
Provided by SAMC Due Diligence Managers:

•            File Images

SAMC

D-2

Week	Event/Item	Event Description	Responsible Party(ies)
• BPOs • PACER Reports • Credit and/or Compliance Reports • Full Tax and Title Reports • Collateral Review Reports • All other data room info (TBD)
5	Launch Deal	• Initiation of formal bid solicitation and request for interested bidders to return NDA	SAMC
5 - 7	Bid Solicitation and Manage Pool Offering Process	• Distribution of Bid Package to Potential Purchasers • Grant data room access to interested bidders • Respond to issues/questions/concerns of bidders	SAMC
8	Acceptance of Bid*

•            Review bids returned for completeness including required documentation (MLPA)

•            Receive Bids and any trade stipulations provided by the Bidders

•            Recommendation by Loan Sale Advisor and acceptance of bid by Seller

•            Notification to winning and losing bidders

•            Officially award the Pool(s) to Winning Bidders

•            Receive escrow deposits (if needed)

SAMC/Vertical
8 - 9	Post-Bid Due Diligence

•            Coordinate Kick-off Calls with Winning Bidder(s)

•            Winning Bidders perform confirmatory due diligence

•            All activities needed for deal closing are performed by all parties

•            Coordinate Collateral review by Winning Bidder(s) with Seller Custodian

SAMC/Vertical
9 - 10	Settlement Procedures	• Settlement of Loan Asset portfolio sale /completion • Provide Updated Cut-off Date tape data • Finalize portfolio and pricing • Prepare settlement instructions
10	Prepare Settlement Statement	• Prepare a settlement statement that sets forth the distribution of the proceeds from the closing date and sets forth fees, expenses, amounts available	SAMC/Vertical
10	Closing Date	• Make sure all legal agreements are finalized and executed	SAMC/Vertical

D-3

Week	Event/Item	Event Description	Responsible Party(ies)
• Officially close the transaction and ensure all wires are exchanged and received
10+	Service Transfer Date and Post Close

•         Work with servicer(s) and buyer (and buyer’s servicer) to oversee Loan Asset transfer process, manage timelines and task management

•         SAMC Collateral Manager to complete any ongoing Side Letter items on behalf of Vertical

SAMC/Vertical
Ongoing	Overall Status Monitoring	• Check in with SAMC team members on a weekly basis to determine if there are issues/concerns and whether progress is on track	SAMC/Vertical

D-4

EXHIBIT E

MINIMUM AGGREGATE FAIR MARKET VALUE OF
ASSETS AND CASH AT CLOSING

1. $[_________]

E-1

EXHIBIT F

MINIMUM CASH BALANCE AT CLOSING

1. $[_______]

F-1

VCIF DISCLOSURE SCHEDULE
to
TRANSACTION AGREEMENT

by and between
VERTICAL CAPITAL INCOME FUND
and
CARLYLE GLOBAL CREDIT INVESTMENT MANAGEMENT, L.L.C.

DATED AS OF JANUARY 12, 2023

These Disclosure Schedules (these “Schedules”) are being delivered pursuant to that certain Transaction Agreement by and between Vertical Capital Income Fund, a Delaware statutory trust (“VCIF”), and Carlyle Global Credit Investment Management, L.L.C., a Delaware limited liability company (“Carlyle”), dated as of January 12, 2023 (the “Agreement”). Each of VCIF and Carlyle may, from time to time, be referred to individually herein as a “Party” and collectively as the “Parties.” Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

The representations, warranties and covenants of VCIF in the Agreement are made subject to the exceptions, qualifications and information set forth in these Schedules. These Schedules have been arranged, for purposes of convenience only, in sections corresponding to the sections of the Agreement. However, any information disclosed in any one section of these Schedules shall be deemed disclosed in each other section of these Schedules and with respect to each other representation and warranty in the Agreement where it is reasonably apparent on its face to which representations and warranties such information is related. The information disclosed in these Schedules is disclosed in furtherance of, and should not be used for any purpose except in furtherance of, the Agreement, and each Party’s enforcement of its respective rights granted under the Agreement.

These Schedules are qualified in their entirety by reference to the provisions of the Agreement and are not intended to constitute, and shall not be construed as constituting, representations or warranties of VCIF, except as and to the extent provided in the Agreement. Matters reflected in these Schedules are not necessarily limited to matters required by the Agreement to be reflected in the Schedules, and VCIF may, at its option, include additional information for any reason, including in order to avoid any misunderstanding, and such inclusion shall not (i) be deemed to be an admission or acknowledgment that such information is, or could reasonably be deemed to be, material or outside of the ordinary course of business, (ii) be deemed an admission of liability, guilt, breach, violation, noncompliance or default with respect to any matter or (iii) further define the meaning of any term, or modify any representation or warranty or disclosure for purposes of the Agreement or these Schedules.

The specification of any dollar amount in the representations and warranties contained in the Agreement or the inclusion of any specific item in these Schedules is not intended to imply that such amounts (or higher or lower amounts) are or are not material.

2

Section 4.1(b)

Corporate Organization

VCIF is duly licensed or qualified to do business and is in good standing in the following jurisdictions:

 VCIF is organized and in good standing in Delaware as a statutory trust, but has no licenses or “qualified to do business” designations.

3

Section 4.4

Consents and Approvals

(a)	The filing with the Office of the Secretary of State of the State of Delaware the Amended and Restated VCIF Certificate of Trust, if Fund is renamed.
(b)	The VCIF Debt Documents.
4

Section 4.6(a)

Financial Statements

See attached Statement of Assets and Liabilities and Schedule of Investments from VCIF’s annual report for the fiscal year ended September 30, 2022.

5

Vertical Capital Income Fund

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments in Securities at Market Value (cost $109,861,488)	$110,560,846
Cash	1,968,276
Interest Receivable	1,917,323
Receivable for Investment Securities Sold and Principal Paydowns	758,585
Prepaid Expenses and Other Assets	667,792
Total Assets	115,872,822
Liabilities:
Line of Credit, net	7,455,337
Payable for Securities Purchased	243,093
Accrued Advisory Fees	104,827
Related Party Payable	15,272
Accrued Expenses and Other Liabilities	224,828
Total Liabilities	8,043,357
Net Assets	$107,829,465
Net Assets consisted of:
Paid-in-Capital	$107,755,987
Accumulated Earnings	73,478
Net Assets	$107,829,465
Net Asset Value Per Share
Net Assets	$107,829,465
Shares of Beneficial Interest Outstanding (no par value)	10,380,003
Net Asset Value (Net Assets/Shares Outstanding)	$10.39

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2%
	MORTGAGE LOANS (PRIVATE) — 102.2%
45,221	Loan ID 200012	ARM	9.8000	07/01/37	$47,030
29,312	Loan ID 200016	ARM	10.3750	01/01/31	30,485
40,225	Loan ID 200018	Fixed	7.0000	01/01/33	39,531
96,419	Loan ID 200023	Fixed	5.8750	12/01/50	89,659
197,361	Loan ID 200026	Fixed	4.7500	01/01/50	191,899
181,547	Loan ID 200029	Fixed	6.3100	07/01/37	173,535
520,984	Loan ID 200035	Fixed	4.6250	11/01/50	489,865
99,977	Loan ID 200041	Fixed	4.8750	08/01/39	87,779
35,338	Loan ID 200042	Fixed	7.0000	12/01/37	34,713
41,009	Loan ID 200043	Fixed	6.1250	07/01/39	38,769
45,063	Loan ID 200048	Fixed	5.5000	08/01/39	41,124
47,016	Loan ID 200054	Fixed	8.2500	03/01/39	47,737
70,699	Loan ID 200055	Fixed	10.0000	01/05/36	72,946
7,633	Loan ID 200078	Fixed	7.0000	08/01/36	7,501
130,067	Loan ID 200079	Fixed	5.0000	02/01/59	102,285
60,402	Loan ID 200082	Fixed	8.2500	04/01/40	58,010
154,381	Loan ID 200084	Fixed	7.0000	03/01/39	141,649
267,764	Loan ID 200090	Fixed	4.5000	11/01/36	142,981
65,803	Loan ID 200102	Fixed	8.2500	03/01/40	66,842
100,609	Loan ID 200110	Fixed	8.2500	08/01/39	91,901
65,330	Loan ID 200128	Fixed	4.7100	07/01/37	49,414
425,720	Loan ID 200129	Fixed	4.6250	03/01/52	372,317
106,747	Loan ID 200135	Fixed	4.3750	12/01/42	89,982
69,046	Loan ID 200141	Fixed	4.2500	02/01/42	57,351
132,128	Loan ID 200158	Fixed	3.6250	12/01/42	106,598
169,660	Loan ID 200165	Fixed	4.3750	12/01/41	143,549
77,106	Loan ID 200174	Fixed	7.3400	04/01/37	76,539
42,802	Loan ID 200175	Fixed	9.6000	05/01/37	43,916
98,598	Loan ID 200181	Fixed	7.5000	06/01/41	92,471
63,989	Loan ID 200184	Fixed	4.3750	12/01/42	53,910
24,789	Loan ID 200185	Fixed	5.3750	06/01/42	22,288
46,826	Loan ID 200186	Fixed	5.1250	08/01/42	41,333
141,472	Loan ID 200194	Fixed	4.7500	09/01/41	122,503

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
220,645	Loan ID 200195	Fixed	3.8750	03/01/42	$181,306
34,591	Loan ID 200198	Fixed	5.2500	10/01/42	30,787
30,322	Loan ID 200201	Fixed	5.1250	08/01/41	26,859
17,127	Loan ID 200206	Fixed	3.9900	12/01/42	14,127
37,917	Loan ID 200208	Fixed	4.2500	01/01/43	31,737
153,878	Loan ID 200209	Fixed	3.8750	08/01/42	126,202
62,852	Loan ID 200218	Fixed	4.2500	12/01/41	52,849
43,615	Loan ID 200228	Fixed	4.6250	08/01/42	37,305
101,600	Loan ID 200243	Fixed	3.7500	04/01/43	82,437
21,813	Loan ID 200244	Fixed	5.0000	05/01/42	19,076
81,737	Loan ID 200287	Fixed	4.3750	07/01/43	68,768
28,754	Loan ID 200313	Fixed	8.5000	03/01/28	28,072
245,766	Loan ID 200315	ARM	4.1250	06/01/37	245,710
54,080	Loan ID 200317	Fixed	7.0000	09/01/32	53,140
83,913	Loan ID 200332	Fixed	5.7750	10/01/37	78,087
82,141	Loan ID 200334	Fixed	7.0000	01/01/33	80,721
248,699	Loan ID 200335	Fixed	5.0000	11/01/52	226,588
50,779	Loan ID 200348	Fixed	6.5000	07/01/38	48,927
56,749	Loan ID 200352	Fixed	7.0000	08/01/30	54,686
55,883	Loan ID 200361	Fixed	7.5000	01/01/34	55,671
78,679	Loan ID 200366	Fixed	6.2500	03/01/34	72,508
140,959	Loan ID 200368	Fixed	4.5000	04/01/36	123,195
61,136	Loan ID 200374	ARM	7.0000	05/01/34	61,136
167,276	Loan ID 200380	Fixed	4.2200	04/01/49	143,736
263,605	Loan ID 200384	Fixed	5.0000	11/01/47	210,779
131,130	Loan ID 200385	Fixed	8.2500	01/01/40	128,970
180,901	Loan ID 200390	Fixed	4.7800	04/16/47	159,486
126,407	Loan ID 200391	Fixed	4.0000	01/13/35	108,734
56,526	Loan ID 200392	Fixed	10.0000	06/05/34	56,042
75,048	Loan ID 200395	Fixed	4.8600	04/01/47	68,631
63,029	Loan ID 200396	Fixed	10.0000	02/01/36	65,028
44,981	Loan ID 200399	Fixed	4.9800	06/01/37	40,081
35,461	Loan ID 200403	Fixed	8.3000	10/15/32	35,944

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
47,534	Loan ID 200404	Fixed	8.1000	05/01/37	$48,119
77,463	Loan ID 200405	Fixed	4.8700	12/01/35	68,473
108,258	Loan ID 200406	Fixed	4.8750	10/01/51	96,520
322,460	Loan ID 200409	Fixed	6.0000	02/01/49	274,918
91,392	Loan ID 200411	Fixed	8.2750	06/01/37	92,890
57,486	Loan ID 200417	Fixed	7.0000	05/01/35	56,477
135,106	Loan ID 200420	Fixed	4.2250	04/10/38	115,341
111,925	Loan ID 200423	Fixed	4.5000	06/01/43	94,826
190,540	Loan ID 200430	Fixed	3.6250	07/01/43	153,319
247,692	Loan ID 200432	Fixed	4.8750	05/01/43	214,507
185,025	Loan ID 200435	Fixed	4.6250	11/01/52	166,391
37,807	Loan ID 200439	Fixed	5.0000	08/01/41	33,187
16,913	Loan ID 200447	Fixed	5.8750	11/04/34	15,904
70,298	Loan ID 200448	Fixed	5.7500	05/01/42	65,566
303,808	Loan ID 200451	Fixed	6.2500	07/01/38	289,382
149,114	Loan ID 200460	Fixed	7.0000	07/01/41	146,521
349,661	Loan ID 200462	Fixed	6.0000	07/01/45	329,364
202,936	Loan ID 200465	Fixed	6.5000	07/01/37	195,644
101,915	Loan ID 200468	Fixed	5.6250	12/01/44	93,272
109,479	Loan ID 200469	Fixed	6.5000	07/01/37	105,548
98,308	Loan ID 200489	Fixed	4.0000	03/01/43	81,162
173,580	Loan ID 200491	Fixed	5.5000	10/01/39	158,302
243,168	Loan ID 200494	Fixed	4.6250	10/01/43	207,488
166,910	Loan ID 200500	Fixed	5.8750	02/01/37	156,292
56,066	Loan ID 200507	Fixed	4.5000	09/01/42	47,625
83,191	Loan ID 200517	Fixed	8.0000	05/01/39	82,982
172,417	Loan ID 200518	Fixed	3.0000	12/01/50	138,686
97,614	Loan ID 200527	Fixed	4.5000	12/01/43	82,583
90,831	Loan ID 200532	Fixed	3.2500	07/01/43	71,395
29,612	Loan ID 200545	Fixed	4.3750	02/01/29	24,864
80,927	Loan ID 200573	Fixed	3.7500	09/01/42	65,861
115,084	Loan ID 200574	Fixed	4.8750	01/01/44	99,672
156,946	Loan ID 200578	Fixed	4.7500	08/01/40	133,428
40,602	Loan ID 200579	Fixed	4.8750	05/01/42	35,149

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
145,238	Loan ID 200580	Fixed	4.1250	11/01/41	$121,306
278,795	Loan ID 200586	Fixed	3.5000	01/01/43	223,083
55,714	Loan ID 200593	Fixed	3.8750	06/01/42	45,731
60,936	Loan ID 200604	Fixed	3.5000	01/01/43	48,764
108,883	Loan ID 200612	Fixed	4.5000	02/01/43	92,333
145,011	Loan ID 200630	Fixed	5.2500	09/01/43	128,955
200,260	Loan ID 200634	Fixed	4.3750	01/01/44	168,254
104,256	Loan ID 200645	Fixed	5.0000	04/01/44	90,878
123,416	Loan ID 200649	Fixed	4.3750	03/01/44	103,588
114,452	Loan ID 200650	Fixed	4.8750	05/01/44	98,920
185,914	Loan ID 200651	Fixed	3.6250	07/01/43	149,500
119,461	Loan ID 200655	Fixed	3.3750	05/01/43	94,668
163,469	Loan ID 200656	Fixed	6.8750	11/01/45	163,469
134,847	Loan ID 200657	Fixed	4.8750	08/01/51	118,909
152,387	Loan ID 200660	Fixed	5.8750	03/01/38	142,394
60,859	Loan ID 200663	Fixed	4.7500	05/01/44	52,230
137,745	Loan ID 200669	Fixed	5.2500	04/01/44	121,971
36,550	Loan ID 200670	Fixed	4.3750	02/01/29	30,683
272,700	Loan ID 200674	Fixed	4.5000	05/01/44	230,286
111,782	Loan ID 200684	Fixed	4.8750	04/01/44	96,776
203,313	Loan ID 200685	Fixed	4.8750	05/01/44	175,602
194,527	Loan ID 200690	Fixed	4.2500	04/01/44	162,159
214,860	Loan ID 200692	Fixed	4.6250	07/01/44	182,636
93,483	Loan ID 200694	Fixed	4.5000	09/01/43	79,173
40,562	Loan ID 200696	Fixed	3.7500	10/01/42	33,000
84,226	Loan ID 200704	Fixed	4.3750	03/01/43	70,867
42,860	Loan ID 200709	Fixed	4.3750	04/01/43	36,095
98,705	Loan ID 200710	Fixed	4.5000	07/01/44	81,244
549,566	Loan ID 200714	Fixed	4.1750	11/01/36	471,406
174,777	Loan ID 200716	ARM	3.8600	08/01/37	173,059
123,065	Loan ID 200720	ARM	4.0000	04/01/42	109,496
141,410	Loan ID 200726	Fixed	4.3750	09/01/37	99,640
177,300	Loan ID 200732	Fixed	4.1250	09/01/27	150,969
88,317	Loan ID 200735	Fixed	4.5000	06/01/44	74,598

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
127,926	Loan ID 200736	Fixed	4.7500	05/01/44	$107,210
154,092	Loan ID 200742	Fixed	4.2500	04/01/43	128,732
52,964	Loan ID 200753	Fixed	5.2500	05/01/44	47,000
44,681	Loan ID 200755	Fixed	4.2500	06/01/43	37,359
162,599	Loan ID 200756	Fixed	4.8750	11/01/43	140,842
189,266	Loan ID 200771	Fixed	4.5000	12/01/61	160,268
38,830	Loan ID 200775	Fixed	4.2500	04/01/43	32,454
70,849	Loan ID 200776	Fixed	4.2500	03/01/44	58,991
47,533	Loan ID 200777	Fixed	4.7500	06/01/44	40,688
148,762	Loan ID 200781	Fixed	4.6250	09/01/44	126,123
70,714	Loan ID 200783	Fixed	4.7500	09/01/44	60,630
200,346	Loan ID 200786	Fixed	4.6250	07/01/44	170,628
38,414	Loan ID 200787	Fixed	4.7500	09/01/44	32,892
179,729	Loan ID 200791	Fixed	4.8750	06/01/44	155,154
78,349	Loan ID 200795	Fixed	6.7500	08/01/36	75,692
68,643	Loan ID 200796	Fixed	5.8800	12/01/53	28,306
54,808	Loan ID 200799	Fixed	4.0000	02/05/53	44,739
59,684	Loan ID 200800	Fixed	4.0000	01/01/53	51,462
143,668	Loan ID 200805	Fixed	4.6250	07/01/50	99,631
52,607	Loan ID 200808	Fixed	4.2500	11/01/50	32,044
111,005	Loan ID 200809	Fixed	5.0000	04/01/50	81,372
214,437	Loan ID 200814	Fixed	8.2500	07/01/39	217,785
184,080	Loan ID 200821	Fixed	4.2500	08/01/44	153,131
71,179	Loan ID 200823	Fixed	4.2500	09/01/44	59,232
92,434	Loan ID 200826	Fixed	4.3750	09/01/44	77,387
165,856	Loan ID 200830	ARM	2.2500	07/01/44	150,402
30,218	Loan ID 200831	Fixed	4.2500	10/01/44	25,124
246,881	Loan ID 200832	Fixed	4.2500	10/01/44	200,358
139,580	Loan ID 200834	Fixed	4.1250	07/01/43	115,777
107,419	Loan ID 200846	Fixed	4.3750	11/01/43	90,341
91,031	Loan ID 200853	Fixed	5.0000	04/01/37	81,059
244,892	Loan ID 200858	Fixed	5.0000	01/01/53	218,779
143,631	Loan ID 200860	Fixed	3.8750	03/01/52	116,657
239,906	Loan ID 200866	Fixed	3.4000	05/01/53	198,028

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
104,049	Loan ID 200867	Fixed	4.5800	09/01/53	$90,524
166,078	Loan ID 200880	Fixed	4.2500	06/01/43	138,726
46,891	Loan ID 200883	Fixed	3.3750	05/01/28	37,171
61,156	Loan ID 200886	Fixed	4.2500	10/01/44	50,861
198,518	Loan ID 200887	Fixed	4.7500	09/01/44	170,056
180,899	Loan ID 200891	Fixed	4.2500	10/01/44	150,196
215,691	Loan ID 200892	Fixed	3.7500	09/01/43	174,720
170,584	Loan ID 200897	Fixed	4.7500	10/01/44	146,162
350,487	Loan ID 200907	ARM	3.9100	08/01/47	340,783
95,886	Loan ID 200908	Fixed	4.0000	06/01/49	83,486
115,379	Loan ID 200909	Fixed	4.8700	04/01/47	102,736
603,068	Loan ID 200912	Fixed	4.5000	03/01/37	524,508
53,246	Loan ID 200913	Fixed	4.2500	05/01/47	45,724
130,602	Loan ID 200914	Fixed	2.8750	12/01/47	107,881
147,301	Loan ID 200917	Fixed	4.8750	01/01/51	130,205
78,689	Loan ID 200921	ARM	3.2500	07/01/51	76,347
385,857	Loan ID 200922	Fixed	3.3400	09/01/53	315,889
112,315	Loan ID 200928	Fixed	4.8000	02/01/41	97,972
170,409	Loan ID 200940	Fixed	3.2500	02/01/43	134,267
230,530	Loan ID 200942	Fixed	4.0000	04/01/43	189,952
91,771	Loan ID 200944	Fixed	4.5000	02/01/44	77,535
251,519	Loan ID 200947	Fixed	4.0000	02/01/43	207,405
244,184	Loan ID 200956	Fixed	5.0000	08/01/51	216,441
363,534	Loan ID 200959	Fixed	4.0000	11/01/42	300,089
130,268	Loan ID 200966	Fixed	4.8750	07/01/44	112,599
136,411	Loan ID 200974	Fixed	4.2500	10/01/44	113,532
315,859	Loan ID 200977	Fixed	4.8750	09/01/44	273,194
147,698	Loan ID 200993	Fixed	2.0040	07/15/49	112,025
49,763	Loan ID 200996	Fixed	2.5000	08/01/48	38,819
37,438	Loan ID 201006	Fixed	6.8750	03/01/38	36,602
83,521	Loan ID 201007	Fixed	7.1250	04/01/37	82,395
67,547	Loan ID 201010	Fixed	5.5000	04/01/39	60,424
40,913	Loan ID 201012	Fixed	7.5000	12/01/38	40,819
49,727	Loan ID 201013	Fixed	7.5000	12/01/38	49,618

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
100,833	Loan ID 201016	Fixed	6.5000	05/01/46	$95,100
25,912	Loan ID 201022	ARM	4.7500	05/01/37	25,496
119,008	Loan ID 201023	Fixed	6.4500	02/01/36	114,506
95,467	Loan ID 201027	ARM	9.6250	03/01/37	99,286
125,262	Loan ID 201032	Fixed	4.5000	11/01/44	105,557
72,122	Loan ID 201036	Fixed	4.3750	12/01/44	60,392
62,006	Loan ID 201037	Fixed	8.2500	07/01/39	62,987
84,128	Loan ID 201041	Fixed	3.7500	11/01/52	70,784
99,535	Loan ID 201043	Fixed	4.0000	04/01/39	80,536
150,697	Loan ID 201044	Fixed	4.8700	03/29/37	133,422
92,238	Loan ID 201045	Fixed	3.3750	07/01/37	67,599
276,448	Loan ID 201046	Fixed	3.0000	10/01/58	242,526
101,794	Loan ID 201047	Fixed	3.6250	04/01/53	82,444
60,490	Loan ID 201053	Fixed	3.8600	07/01/53	51,203
184,101	Loan ID 201054	Fixed	2.4000	05/17/50	139,010
141,575	Loan ID 201057	Fixed	4.3750	01/01/50	122,939
97,653	Loan ID 201058	Fixed	4.2500	08/01/37	83,765
86,845	Loan ID 201060	ARM	3.7500	07/01/35	85,210
75,596	Loan ID 201061	Fixed	5.0000	02/01/50	64,171
103,404	Loan ID 201063	Fixed	4.0000	09/01/47	87,548
208,455	Loan ID 201066	Fixed	4.2500	12/01/46	179,440
389,951	Loan ID 201067	Fixed	4.7500	01/01/44	334,600
59,053	Loan ID 201069	Fixed	4.6250	12/01/44	50,232
61,105	Loan ID 201072	Fixed	3.5000	03/01/28	48,866
83,174	Loan ID 201075	Fixed	4.3750	10/01/44	69,680
200,056	Loan ID 201084	Fixed	5.0000	08/01/38	177,409
227,257	Loan ID 201092	Fixed	5.2500	04/01/46	201,783
122,849	Loan ID 201093	Fixed	4.1250	02/01/45	111,185
132,430	Loan ID 201103	ARM	2.1250	05/01/44	120,964
143,327	Loan ID 201104	Fixed	4.3750	04/01/45	119,954
63,256	Loan ID 201107	Fixed	5.1500	02/01/36	57,162
146,106	Loan ID 201111	Fixed	4.8750	04/01/50	105,555
74,468	Loan ID 201113	Fixed	5.7500	12/01/52	69,288
113,946	Loan ID 201114	Fixed	8.0870	05/01/54	115,275

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
461,397	Loan ID 201115	Fixed	4.0000	02/01/51	$389,470
73,553	Loan ID 201122	Fixed	4.7500	11/01/48	62,983
198,767	Loan ID 201124	Fixed	4.7500	04/01/40	174,381
64,271	Loan ID 201127	ARM	3.0000	04/01/37	62,706
101,174	Loan ID 201130	Fixed	4.8500	12/01/37	88,007
113,377	Loan ID 201131	Fixed	8.2500	05/01/53	115,138
153,031	Loan ID 201132	Fixed	4.2500	07/01/37	113,274
175,423	Loan ID 201134	Fixed	4.6250	10/01/53	134,601
162,057	Loan ID 201139	Fixed	3.0000	11/01/53	130,255
75,287	Loan ID 201143	Fixed	3.5000	11/01/37	55,696
122,803	Loan ID 201146	Fixed	4.8750	08/01/54	108,698
101,137	Loan ID 201147	Fixed	4.1250	11/01/51	81,468
83,247	Loan ID 201148	Fixed	3.9500	10/01/42	72,146
342,737	Loan ID 201149	Fixed	5.0000	12/01/61	304,568
87,439	Loan ID 201155	Fixed	6.0000	11/01/53	54,214
185,565	Loan ID 201160	Fixed	4.9200	10/01/49	162,121
352,104	Loan ID 201163	Fixed	4.7500	12/01/49	262,989
154,609	Loan ID 201164	Fixed	4.2500	11/01/51	132,868
394,136	Loan ID 201168	Fixed	3.8750	04/01/52	358,067
47,724	Loan ID 201170	Fixed	4.3750	07/01/37	41,259
100,270	Loan ID 201173	Fixed	4.2800	11/01/47	68,573
119,989	Loan ID 201176	Fixed	4.2500	07/01/53	104,470
286,998	Loan ID 201179	Fixed	4.7500	05/01/51	204,552
236,848	Loan ID 201181	Fixed	4.5000	04/01/34	209,925
122,465	Loan ID 201183	Fixed	3.5000	10/01/52	102,436
57,364	Loan ID 201184	Fixed	4.0000	06/01/49	49,756
226,518	Loan ID 201185	Fixed	7.2500	10/01/53	223,667
74,915	Loan ID 201187	Fixed	5.0000	11/01/48	48,953
564,529	Loan ID 201196	Fixed	4.3750	11/01/36	489,008
298,638	Loan ID 201199	Fixed	5.1250	11/01/46	267,806
132,011	Loan ID 201205	Fixed	4.6250	01/01/45	112,139
102,090	Loan ID 201208	Fixed	4.6250	04/01/45	86,576
160,169	Loan ID 201209	Fixed	4.2500	04/01/45	133,047
384,113	Loan ID 201212	Fixed	4.6250	03/01/61	326,265

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
174,318	Loan ID 201213	Fixed	4.8750	08/01/44	$150,169
473,721	Loan ID 201214	ARM	2.3750	09/01/43	442,253
54,517	Loan ID 201221	Fixed	3.2500	05/01/43	45,451
43,489	Loan ID 201222	Fixed	5.1250	01/01/45	37,848
140,720	Loan ID 201240	Fixed	4.2500	10/01/45	116,701
265,371	Loan ID 201241	Fixed	4.3750	07/01/45	222,060
98,718	Loan ID 201243	Fixed	4.6250	11/01/45	83,724
358,947	Loan ID 201244	Fixed	4.5000	06/01/45	302,309
101,197	Loan ID 201245	Fixed	4.7500	08/01/44	86,813
90,100	Loan ID 201248	Fixed	4.8750	07/01/44	77,721
452,688	Loan ID 201249	Fixed	4.6250	03/01/59	383,251
193,256	Loan ID 201254	Fixed	7.2500	05/01/60	191,308
206,183	Loan ID 201255	ARM	7.6250	06/01/35	206,183
155,549	Loan ID 201260	Fixed	4.7500	09/01/45	132,970
44,761	Loan ID 201263	Fixed	4.7500	10/01/45	38,260
131,877	Loan ID 201266	Fixed	4.5000	02/01/46	110,753
134,609	Loan ID 201270	Fixed	4.1250	02/01/45	110,908
217,681	Loan ID 201273	Fixed	4.5000	12/01/45	182,804
194,183	Loan ID 201274	Fixed	4.1250	10/01/45	159,675
20,416	Loan ID 201285	Fixed	4.6250	11/01/28	19,393
275,933	Loan ID 201291	Fixed	5.0000	08/01/45	238,686
110,544	Loan ID 201294	Fixed	4.6250	02/01/46	91,411
689,233	Loan ID 201296	Fixed	4.2500	02/01/46	570,036
65,105	Loan ID 201301	Fixed	4.5500	10/01/44	55,026
133,779	Loan ID 201305	Fixed	4.6250	08/01/44	113,557
104,559	Loan ID 201306	Fixed	3.8750	09/01/45	84,591
160,592	Loan ID 201307	Fixed	4.2500	10/01/48	132,915
56,331	Loan ID 201308	Fixed	4.6250	11/01/45	47,717
145,915	Loan ID 201309	Fixed	4.0000	09/01/45	119,132
292,335	Loan ID 201313	Fixed	4.6250	01/01/46	247,492
155,165	Loan ID 201319	Fixed	4.3750	10/01/45	129,550
124,064	Loan ID 201324	Fixed	5.2500	04/01/46	109,510
160,687	Loan ID 201326	Fixed	4.6250	03/01/46	136,054
172,241	Loan ID 201328	Fixed	4.2500	11/01/45	147,507

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
173,934	Loan ID 201336	Fixed	4.7500	01/01/46	$147,683
216,157	Loan ID 201350	Fixed	4.0000	06/01/45	199,712
451,338	Loan ID 201354	Fixed	3.3750	07/01/46	375,789
123,697	Loan ID 201355	Fixed	5.2500	12/01/45	109,459
137,613	Loan ID 201358	Fixed	4.8750	07/01/45	118,730
307,504	Loan ID 201365	Fixed	4.2500	10/01/45	254,507
165,667	Loan ID 201370	Fixed	4.2500	07/01/46	136,838
236,909	Loan ID 201372	Fixed	4.6250	08/01/46	200,262
131,479	Loan ID 201375	Fixed	4.5000	06/01/45	108,574
234,786	Loan ID 201377	Fixed	3.8750	05/01/46	196,366
288,950	Loan ID 201381	Fixed	4.8750	07/01/45	248,713
126,746	Loan ID 201385	Fixed	4.6250	12/01/45	114,002
204,518	Loan ID 201390	Fixed	5.1250	09/01/45	178,693
363,560	Loan ID 201391	Fixed	5.1250	10/01/45	309,591
400,281	Loan ID 201393	Fixed	3.7500	04/01/56	335,614
66,084	Loan ID 201394	Fixed	6.7000	06/01/34	64,302
79,268	Loan ID 201395	Fixed	6.3000	07/01/44	37,280
78,647	Loan ID 201400	Fixed	4.7500	07/01/44	65,745
81,800	Loan ID 201401	Fixed	4.7500	10/01/44	70,071
85,794	Loan ID 201403	Fixed	4.7500	08/01/44	73,041
65,753	Loan ID 201405	Fixed	5.2500	08/01/44	58,254
50,072	Loan ID 201406	Fixed	4.2500	06/01/46	41,321
222,779	Loan ID 201407	Fixed	4.8750	01/01/46	191,882
150,273	Loan ID 201411	Fixed	4.7500	12/01/45	128,481
131,768	Loan ID 201412	Fixed	5.7500	12/01/45	120,951
312,162	Loan ID 201413	Fixed	4.5000	07/01/45	290,116
67,116	Loan ID 201414	Fixed	4.2500	07/01/44	56,623
47,870	Loan ID 201415	Fixed	8.0000	04/01/34	48,341
53,478	Loan ID 201417	Fixed	6.0000	08/01/37	50,359
36,599	Loan ID 201419	Fixed	10.0000	11/01/33	37,731
52,528	Loan ID 201422	Fixed	4.6250	10/01/46	44,296
90,093	Loan ID 201434	Fixed	4.3750	06/01/46	75,063
82,298	Loan ID 201436	Fixed	4.3750	05/01/45	68,838
164,837	Loan ID 201439	Fixed	5.0000	12/01/45	143,115

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
293,394	Loan ID 201440	Fixed	4.6250	07/01/46	$252,521
275,291	Loan ID 201442	Fixed	4.8750	12/01/45	236,146
46,636	Loan ID 201444	Fixed	4.5000	11/01/44	39,279
231,601	Loan ID 201447	Fixed	4.8750	10/01/44	199,757
83,872	Loan ID 201449	Fixed	4.0000	08/01/44	68,733
214,308	Loan ID 201458	Fixed	3.8750	09/01/46	168,566
245,735	Loan ID 201461	Fixed	4.1250	12/01/44	197,241
92,731	Loan ID 201465	Fixed	5.1250	12/01/44	81,185
279,978	Loan ID 201473	Fixed	4.5000	02/01/45	236,086
133,930	Loan ID 201476	ARM	8.5000	02/01/37	133,930
71,874	Loan ID 201477	Fixed	6.7500	11/01/36	69,993
270,654	Loan ID 201483	Fixed	4.1250	12/01/45	222,182
70,277	Loan ID 201484	Fixed	4.5000	10/01/46	58,897
54,688	Loan ID 201485	Fixed	5.7500	03/01/38	50,795
154,979	Loan ID 201487	Fixed	4.6250	02/01/52	137,427
84,421	Loan ID 201489	Fixed	4.7500	03/01/46	72,110
70,392	Loan ID 201499	Fixed	4.7500	05/01/45	60,341
96,252	Loan ID 201502	Fixed	5.2500	04/01/44	85,464
136,843	Loan ID 201503	Fixed	5.0000	07/01/46	118,633
413,021	Loan ID 201504	Fixed	4.5000	07/01/45	347,748
82,994	Loan ID 201505	ARM	6.0000	09/01/46	86,313
283,577	Loan ID 201506	Fixed	5.0000	02/01/47	245,206
206,003	Loan ID 201508	Fixed	5.0000	02/01/47	178,443
112,603	Loan ID 201513	Fixed	4.0000	01/01/46	97,477
45,459	Loan ID 201515	Fixed	5.1250	04/01/47	39,545
88,058	Loan ID 201519	Fixed	4.7500	09/01/45	75,369
72,492	Loan ID 201523	Fixed	5.1250	07/01/45	63,542
318,370	Loan ID 201533	Fixed	4.7500	05/01/46	271,335
37,895	Loan ID 201534	Fixed	4.8750	05/01/47	32,440
307,449	Loan ID 201535	Fixed	4.8750	08/01/47	279,409
126,890	Loan ID 201552	Fixed	4.0000	08/01/47	109,507
44,092	Loan ID 201556	Fixed	4.9900	12/01/47	37,797
123,296	Loan ID 201558	Fixed	4.5000	08/01/47	109,618
96,019	Loan ID 201579	Fixed	4.7500	12/01/36	81,711

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
78,679	Loan ID 201581	Fixed	4.1250	10/01/46	$64,387
80,256	Loan ID 201583	Fixed	5.2500	08/01/47	74,702
41,457	Loan ID 201585	Fixed	5.5000	03/01/48	37,144
360,848	Loan ID 201586	Fixed	4.6250	05/01/47	303,767
291,011	Loan ID 201587	Fixed	4.3750	01/01/48	239,409
31,820	Loan ID 201589	Fixed	5.3750	06/01/48	28,111
297,173	Loan ID 201591	Fixed	5.3750	08/01/48	265,701
60,716	Loan ID 201598	Fixed	6.0000	01/01/37	57,219
318,912	Loan ID 201599	Fixed	5.0000	07/01/38	282,868
44,013	Loan ID 201600	Fixed	6.0000	01/01/36	28,994
57,715	Loan ID 201604	Fixed	8.5000	01/01/48	58,604
58,066	Loan ID 201611	Fixed	9.9900	07/01/48	60,389
251,675	Loan ID 201612	Fixed	8.9900	10/01/25	261,742
26,028	Loan ID 201624	Fixed	11.0000	07/22/28	26,142
42,425	Loan ID 201627	Fixed	10.4500	02/19/47	44,123
47,570	Loan ID 201628	Fixed	11.0000	07/25/40	47,570
29,557	Loan ID 201629	Fixed	11.0000	03/06/33	29,557
39,625	Loan ID 201631	Fixed	9.9500	07/25/31	39,625
64,026	Loan ID 201634	Fixed	7.9500	02/28/48	63,657
63,956	Loan ID 201635	Fixed	9.9500	03/14/46	65,667
69,014	Loan ID 201636	Fixed	9.4500	05/13/31	71,775
96,902	Loan ID 201637	Fixed	11.0000	05/22/45	100,582
134,881	Loan ID 201638	Fixed	8.5000	09/19/44	137,735
308,716	Loan ID 201639	Fixed	5.0000	09/01/48	281,726
330,872	Loan ID 201640	Fixed	5.1250	04/01/49	289,012
158,632	Loan ID 201641(a)	DSI	10.5000	06/01/20	158,632
669,302	Loan ID 201645(a)	Fixed	8.0000	07/01/20	113,371
38,563	Loan ID 201647	Fixed	6.0000	10/01/31	36,700
28,218	Loan ID 201648	Fixed	7.1500	08/14/30	27,845
47,372	Loan ID 201649	Fixed	4.8000	02/20/30	43,512
34,064	Loan ID 201650	Fixed	7.0000	11/14/31	33,473
49,853	Loan ID 201651	Fixed	7.0000	12/01/36	41,179
247,013	Loan ID 201652	Fixed	5.0000	10/01/36	216,151
189,894	Loan ID 201653	Fixed	4.2500	06/01/48	166,478

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
427,298	Loan ID 201654	Fixed	4.8750	07/01/49	$361,187
108,415	Loan ID 201656	Fixed	4.6250	06/01/49	90,763
237,071	Loan ID 201657	Fixed	5.2500	11/01/48	209,407
126,039	Loan ID 201662	Fixed	5.3750	09/01/48	111,238
409,447	Loan ID 201663	Fixed	4.7500	10/01/48	366,976
18,280	Loan ID 201664	Fixed	10.0000	08/01/33	18,280
40,646	Loan ID 201665	Fixed	9.9900	08/01/48	42,272
16,817	Loan ID 201666	Fixed	10.0000	06/01/33	17,490
15,851	Loan ID 201667	Fixed	10.0000	07/01/33	16,486
14,837	Loan ID 201668	Fixed	9.7500	11/01/33	15,431
54,385	Loan ID 201670	Fixed	8.0000	09/15/48	53,837
22,306	Loan ID 201671	Fixed	9.0000	09/15/48	22,296
20,863	Loan ID 201672	Fixed	9.9000	10/15/48	21,698
50,828	Loan ID 201673	Fixed	9.9900	06/01/48	52,861
23,659	Loan ID 201674	Fixed	9.9000	12/01/48	23,393
110,243	Loan ID 201676	Fixed	9.6250	10/01/48	114,652
79,052	Loan ID 201677	Fixed	9.2500	11/01/48	81,398
23,241	Loan ID 201678	Fixed	10.0000	08/01/48	24,067
41,378	Loan ID 201679	Fixed	7.7000	03/01/47	41,121
38,813	Loan ID 201680	Fixed	9.9000	09/15/48	40,164
169,719	Loan ID 201682	Fixed	5.0000	07/01/48	155,269
394,229	Loan ID 201684	Fixed	4.5000	08/01/49	328,499
278,467	Loan ID 201685	Fixed	5.5000	02/01/49	248,506
97,140	Loan ID 201686	Fixed	4.2500	07/01/49	79,455
103,435	Loan ID 201687	Fixed	5.5000	07/01/48	88,520
200,801	Loan ID 201689	Fixed	4.5000	04/01/49	166,559
75,724	Loan ID 201692	Fixed	8.4900	11/01/29	77,705
63,385	Loan ID 201696	Fixed	5.1250	10/01/48	54,761
81,688	Loan ID 201698	Fixed	4.3750	12/01/47	67,528
258,984	Loan ID 201699	Fixed	5.5220	09/01/49	232,422
315,900	Loan ID 201700	Fixed	6.1250	06/01/49	296,857
60,854	Loan ID 201701	Fixed	5.0000	08/01/49	52,288
175,011	Loan ID 201707	Fixed	4.8750	08/01/49	145,380
200,723	Loan ID 201709	Fixed	5.3250	09/01/49	175,004

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
141,365	Loan ID 201710	Fixed	6.7000	11/01/49	$134,794
182,638	Loan ID 201713	Fixed	10.1110	12/01/49	182,638
99,234	Loan ID 201715	Fixed	10.1300	12/01/49	102,552
234,640	Loan ID 201716	Fixed	10.1500	12/01/49	244,026
427,428	Loan ID 201717	Fixed	6.5000	12/01/48	409,930
114,171	Loan ID 201719	Fixed	4.7500	09/01/49	103,025
133,677	Loan ID 201720	Fixed	4.3750	04/01/49	109,998
247,393	Loan ID 201724	Fixed	5.3750	01/01/49	147,636
76,399	Loan ID 201725	Fixed	8.4900	12/01/22	66,189
54,997	Loan ID 201726	Fixed	8.4900	12/01/22	47,647
124,833	Loan ID 201732	Fixed	5.1250	05/01/47	108,836
76,130	Loan ID 201733	Fixed	5.2500	04/01/44	67,618
123,458	Loan ID 201739	ARM	7.1250	04/01/48	123,608
224,421	Loan ID 201741	ARM	8.0000	07/01/48	225,985
133,407	Loan ID 201743	Fixed	5.4990	09/01/48	119,001
284,207	Loan ID 201744	Fixed	5.6250	05/01/49	251,879
360,104	Loan ID 201746	Fixed	4.8750	07/01/49	308,014
535,761	Loan ID 201750	Fixed	6.1250	04/01/50	505,130
1,081,555	Loan ID 201753	Fixed	4.8750	04/01/50	929,893
245,230	Loan ID 201756	Fixed	5.0000	03/01/50	212,580
248,587	Loan ID 201757	ARM	5.1250	04/01/50	236,963
410,037	Loan ID 201758	Fixed	5.8750	03/01/50	371,639
255,519	Loan ID 201759	ARM	5.7500	03/01/50	246,616
253,475	Loan ID 201761	Fixed	6.8750	02/01/50	247,423
417,353	Loan ID 201762	Fixed	5.9900	03/01/50	383,266
143,532	Loan ID 201763	Fixed	7.3750	04/01/50	139,658
212,641	Loan ID 201767	Fixed	5.2500	07/01/49	196,541
186,422	Loan ID 201768	Fixed	6.7500	04/01/50	180,557
213,339	Loan ID 201770	Fixed	9.3750	04/01/50	218,146
335,812	Loan ID 201772	Fixed	8.1250	03/01/50	330,777
436,869	Loan ID 201780	Fixed	6.1250	04/01/50	400,528
281,003	Loan ID 201784	Fixed	6.7500	04/01/50	266,663
247,000	Loan ID 201797(a)	Fixed	10.9900	12/01/21	247,000
32,090	Loan ID 201802	Fixed	4.2500	10/01/29	32,051

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
17,120	Loan ID 201803	Fixed	7.0500	07/01/34	$16,847
170,085	Loan ID 201804	Fixed	4.0000	03/01/58	145,037
108,390	Loan ID 201805	Fixed	4.3750	08/01/59	93,411
25,280	Loan ID 201806	DSI	9.0000	06/01/26	25,650
70,227	Loan ID 201807	Fixed	5.0000	08/01/43	63,739
118,141	Loan ID 201808	Fixed	3.8750	06/01/60	99,906
162,701	Loan ID 201809	Fixed	3.7500	11/01/59	136,889
72,623	Loan ID 201810	Fixed	3.7500	02/01/42	64,305
57,930	Loan ID 201811	DSI	11.8300	05/01/35	60,247
27,310	Loan ID 201812	Fixed	9.2400	02/01/27	28,310
47,960	Loan ID 201814	DSI	7.7400	03/01/33	48,038
63,528	Loan ID 201815	Fixed	8.0000	09/01/33	64,482
43,594	Loan ID 201816	Fixed	4.6250	04/01/29	43,529
92,587	Loan ID 201817	Fixed	4.1250	10/01/34	92,461
50,815	Loan ID 201819	Fixed	3.8750	11/01/29	48,693
2,983	Loan ID 201820	Fixed	3.7500	03/01/42	2,398
60,972	Loan ID 201821	Fixed	6.4500	05/01/30	59,054
48,649	Loan ID 201822	DSI	8.9200	01/01/36	23,318
70,487	Loan ID 201823	Fixed	9.6250	03/01/40	72,062
271,761	Loan ID 201824	DSI	8.5000	10/01/37	262,735
121,291	Loan ID 201825	Fixed	3.8750	03/01/40	108,816
57,055	Loan ID 201826	Fixed	8.4980	11/01/30	57,924
23,997	Loan ID 201827	Fixed	10.7800	03/01/26	24,956
26,465	Loan ID 201828	Fixed	8.2490	10/01/30	26,740
106,830	Loan ID 201829	DSI	10.4600	08/01/37	110,753
28,444	Loan ID 201830	DSI	10.5550	10/01/26	29,582
61,331	Loan ID 201831	DSI	11.1100	02/01/38	63,784
53,622	Loan ID 201832	Fixed	6.2500	06/01/34	52,611
33,040	Loan ID 201833	DSI	12.6790	06/01/23	33,040
59,281	Loan ID 201834	DSI	9.1500	04/01/38	61,413
32,964	Loan ID 201835	DSI	7.5000	01/01/27	33,240
25,876	Loan ID 201836	DSI	8.8360	07/01/27	26,106
42,971	Loan ID 201837	DSI	6.9960	09/01/31	42,218
41,781	Loan ID 201838	DSI	9.0700	07/01/27	43,262

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
41,518	Loan ID 201839	DSI	11.1100	08/01/39	$43,178
66,465	Loan ID 201840	DSI	10.8700	10/01/41	68,967
31,541	Loan ID 201841	Fixed	10.0600	05/01/25	32,554
63,135	Loan ID 201842	DSI	11.0300	03/01/28	65,322
30,974	Loan ID 201843	Fixed	9.1800	08/01/31	31,899
42,481	Loan ID 201844	DSI	11.4900	11/01/28	44,180
14,464	Loan ID 201845	DSI	7.0000	02/01/24	14,464
40,965	Loan ID 201846	Fixed	8.4960	05/01/34	40,647
116,451	Loan ID 201847	Fixed	2.3750	06/01/33	94,791
50,860	Loan ID 201848	DSI	4.2900	11/01/32	46,282
49,538	Loan ID 201849	DSI	4.4800	06/01/35	44,842
124,298	Loan ID 201851	DSI	4.5000	08/30/23	124,298
85,974	Loan ID 201853	DSI	4.9100	02/01/34	79,842
81,748	Loan ID 201855	DSI	4.3900	07/01/36	73,302
44,208	Loan ID 201856	Fixed	7.9000	06/01/37	39,448
48,044	Loan ID 201857	Fixed	3.2500	04/01/35	47,950
364,803	Loan ID 201858	Fixed	4.6250	02/01/59	323,697
592,500	Loan ID 201859	Interest Only	7.5000	12/31/25	616,200
119,789	Loan ID 201861	Fixed	5.0000	05/01/40	111,294
20,823	Loan ID 201862	DSI	10.0000	05/01/27	21,426
20,607	Loan ID 201864	DSI	7.0560	01/01/35	19,991
26,902	Loan ID 201865	Fixed	6.4990	01/01/32	23,519
50,451	Loan ID 201866	Fixed	4.8750	01/01/44	43,835
29,071	Loan ID 201867	DSI	4.2300	12/01/32	24,311
53,666	Loan ID 201868	DSI	7.5360	09/01/34	53,341
15,080	Loan ID 201869	DSI	8.3900	07/01/24	15,320
6,202	Loan ID 201870	DSI	9.4800	02/01/23	6,450
5,509	Loan ID 201871	Fixed	9.9700	05/01/26	5,666
33,461	Loan ID 201872	DSI	8.1000	09/01/38	33,551
14,563	Loan ID 201873	Fixed	6.6480	02/01/27	13,619
22,448	Loan ID 201874	DSI	10.5400	05/01/27	23,297
8,218	Loan ID 201875	Fixed	10.9800	06/01/30	8,546
11,694	Loan ID 201876	Fixed	8.3100	02/01/27	11,901
5,014	Loan ID 201877	DSI	10.8300	12/19/28	5,214

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
22,098	Loan ID 201878	DSI	9.0500	08/01/24	$22,056
8,840	Loan ID 201879	Fixed	9.3100	10/01/26	9,194
17,373	Loan ID 201881	DSI	4.5900	05/01/26	14,676
27,265	Loan ID 201883	Fixed	4.6250	06/01/33	24,053
3,355	Loan ID 201884(a)	DSI	11.3890	02/01/23	3,489
20,026	Loan ID 201885	Fixed	5.0000	05/01/34	18,082
1,780	Loan ID 201886	Fixed	10.6080	12/01/22	1,851
40,508	Loan ID 201887	Fixed	6.2500	01/01/42	38,907
19,976	Loan ID 201889	DSI	9.4990	02/01/39	20,673
7,006	Loan ID 201890	Fixed	4.5000	11/01/25	6,244
14,353	Loan ID 201891	Fixed	10.2900	07/01/26	14,817
13,663	Loan ID 201892	DSI	9.9600	06/01/23	13,663
10,380	Loan ID 201895	Fixed	9.6900	05/01/26	10,643
4,863	Loan ID 201896	Fixed	9.6800	09/01/25	4,988
15,560	Loan ID 201897	Fixed	8.2800	03/01/27	15,824
10,602	Loan ID 201898	Fixed	10.3120	10/01/26	10,945
13,956	Loan ID 201899	DSI	10.5000	10/01/24	14,507
15,121	Loan ID 201900	DSI	12.1320	10/10/23	15,121
20,906	Loan ID 201901	DSI	8.7360	09/01/28	20,458
13,940	Loan ID 201902	Fixed	10.5480	10/01/26	14,433
14,841	Loan ID 201904	DSI	10.1900	08/01/29	15,319
3,329	Loan ID 201905	DSI	10.8900	01/01/24	3,432
66,689	Loan ID 201907	Fixed	9.8540	09/01/30	62,009
20,245	Loan ID 201908	DSI	11.6160	09/01/27	21,055
51,158	Loan ID 201909	DSI	9.2400	07/01/33	52,880
9,612	Loan ID 201910	DSI	6.0000	07/01/26	8,963
15,631	Loan ID 201911	DSI	7.9990	07/01/31	14,519
37,837	Loan ID 201912	Fixed	7.7500	08/01/34	36,882
5,115	Loan ID 201913	Fixed	9.3100	11/01/26	5,320
25,475	Loan ID 201914	DSI	9.3260	08/01/26	25,262
90,848	Loan ID 201916	Fixed	3.7500	05/01/38	85,264
221,300	Loan ID 201924	Interest Only	7.5000	02/28/26	224,277
343,492	Loan ID 201925	Interest Only	7.0000	02/29/24	306,995
254,311	Loan ID 201926(a)	Fixed	11.9900	07/01/22	254,311

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
300,748	Loan ID 201927	Fixed	8.9900	04/01/51	$302,494
1,610,000	Loan ID 201928	ARM	7.8750	04/01/50	1,618,933
295,847	Loan ID 201930	Fixed	8.9900	04/01/51	297,186
283,500	Loan ID 201933	Interest Only	7.5000	04/30/26	297,586
163,471	Loan ID 201936	Fixed	8.9900	05/01/51	163,974
360,000	Loan ID 201937	Interest Only	7.0000	04/30/24	348,917
466,607	Loan ID 201938	Fixed	7.4900	05/01/51	455,050
2,792,726	Loan ID 201939	Fixed	6.7500	05/01/51	2,625,716
68,325	Loan ID 201940	Fixed	5.2500	06/20/50	59,379
242,085	Loan ID 201941	Fixed	5.1250	12/01/48	34,047
121,890	Loan ID 201942	Fixed	5.0000	06/01/50	105,242
100,578	Loan ID 201943	Interest Only	7.0000	05/31/24	95,309
195,952	Loan ID 201944	Interest Only	8.0000	05/31/24	198,606
170,000	Loan ID 201945(a)	Fixed	8.9900	06/01/22	170,000
219,000	Loan ID 201946(a)	Fixed	9.9900	05/01/22	219,000
339,741	Loan ID 201947	Fixed	7.2500	12/01/37	333,862
132,883	Loan ID 201948	Fixed	4.2500	06/01/34	115,407
159,451	Loan ID 201950	Fixed	6.5000	10/01/26	153,881
206,293	Loan ID 201955	Fixed	7.7500	03/01/51	202,510
314,286	Loan ID 201956	Fixed	8.2500	03/01/51	310,864
403,044	Loan ID 201957	Fixed	8.9900	06/01/26	419,166
150,000	Loan ID 201958	Fixed	8.9900	05/01/23	150,854
495,672	Loan ID 201959	Fixed	8.9900	06/01/31	495,911
85,255	Loan ID 201963	Fixed	10.4900	06/01/26	88,665
376,452	Loan ID 201966	Fixed	7.0000	01/01/27	376,452
89,724	Loan ID 201967	Fixed	7.0000	03/01/43	67,033
248,320	Loan ID 201968	Fixed	6.0000	03/01/43	232,599
298,935	Loan ID 201969	Fixed	8.2500	04/01/51	294,937
203,350	Loan ID 201973	Fixed	8.9900	07/01/31	207,128
168,000	Loan ID 201974	Interest Only	8.0000	06/30/24	170,384
79,369	Loan ID 201976	Fixed	9.4900	07/01/31	81,690
142,320	Loan ID 201977	Fixed	8.7500	06/01/51	139,058
303,152	Loan ID 201983	Fixed	9.9900	08/01/26	315,278
161,290	Loan ID 201984	Fixed	8.9900	08/01/26	167,742

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal Amount ($)	LOANS — 102.2% (Continued) MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)	Loan Type	Coupon Rate (%)	Maturity	Fair Value

496,000	Loan ID 201985	Interest Only	9.0000	07/31/24	$491,979
221,994	Loan ID 201986	Interest Only	7.5000	06/30/26	232,336
146,300	Loan ID 201987	Interest Only	7.5000	06/30/26	153,615
200,993	Loan ID 201990	Fixed	8.9900	08/01/51	199,162
248,139	Loan ID 201991	Fixed	8.9900	08/01/31	247,084
152,914	Loan ID 201993	Fixed	8.9900	08/01/31	155,460
864,000	Loan ID 201999	Interest Only	7.5000	08/31/26	898,560
198,800	Loan ID 202000	Interest Only	7.0000	08/31/24	104,414
360,000	Loan ID 202001	Interest Only	7.5000	08/31/26	376,879
122,500	Loan ID 202002	Interest Only	7.0000	08/31/24	121,036
153,000	Loan ID 202003	Interest Only	7.0000	08/31/24	51,120
468,249	Loan ID 202004	Fixed	8.2500	09/01/24	459,895
84,029	Loan ID 202005	Fixed	9.9900	09/01/36	87,391
450,913	Loan ID 202007	Fixed	8.9900	10/01/26	468,950
266,300	Loan ID 202008	Interest Only	7.0000	09/30/24	89,514
266,300	Loan ID 202009	Interest Only	7.0000	10/31/24	216,232
385,464	Loan ID 202011	Interest Only	7.0000	10/31/24	368,815
133,785	Loan ID 202012	Fixed	9.4900	12/01/31	135,937
282,651	Loan ID 202018	Fixed	11.4900	12/01/24	289,404
252,000	Loan ID 202019	Fixed	9.9900	12/01/22	252,000
171,788	Loan ID 202020	Fixed	9.9900	12/01/26	178,660
192,000	Loan ID 202021	Fixed	9.9900	12/01/23	195,760
4,000,000	Loan ID 202022	Fixed	9.0000	12/01/22	3,920,001
98,915	Loan ID 202023	Fixed	8.7500	08/01/51	97,786
127,474	Loan ID 202024	Fixed	8.9900	01/01/52	125,602
343,286	Loan ID 202025	Fixed	8.5000	01/01/52	340,428
236,300	Loan ID 202026	Interest Only	7.5000	11/30/26	239,846
319,500	Loan ID 202027	Interest Only	7.0000	11/30/24	297,567
129,500	Loan ID 202028	Interest Only	8.0000	11/30/24	126,738
140,000	Loan ID 202031	Fixed	9.2500	02/01/24	138,275
490,384	Loan ID 202032	Fixed	7.9900	02/01/42	486,796
420,844	Loan ID 202033	Fixed	8.9900	02/01/27	437,678
241,043	Loan ID 202036	Fixed	8.2500	09/01/51	230,658
217,509	Loan ID 202038	Fixed	6.0000	02/01/30	201,820

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
217,509	Loan ID 202039	Fixed	6.0000	02/01/30	$201,820
217,509	Loan ID 202040	Fixed	6.0000	02/01/30	201,820
178,049	Loan ID 202043	Fixed	8.9900	02/01/27	185,171
29,850	Loan ID 202044	Fixed	8.9900	03/01/25	28,433
56,330	Loan ID 202045	Fixed	9.4900	03/01/32	55,890
253,500	Loan ID 202049	Interest Only	7.5000	02/28/27	255,506
271,500	Loan ID 202050	Interest Only	7.0000	01/31/25	257,067
630,000	Loan ID 202051	Interest Only	8.5000	01/31/25	605,144
90,282	Loan ID 202053	Fixed	3.0000	05/01/49	76,740
357,000	Loan ID 202054	Fixed	10.9900	03/01/24	366,895
82,500	Loan ID 202055	Fixed	8.9900	03/01/23	82,500
532,500	Loan ID 202056	Fixed	9.9900	04/01/24	542,320
60,412	Loan ID 202057	Fixed	11.9900	04/01/25	61,218
168,000	Loan ID 202058	Fixed	8.9900	04/01/23	168,000
462,811	Loan ID 202064	Fixed	8.9900	04/01/27	481,323
103,711	Loan ID 202065	Fixed	8.9900	04/01/27	107,792
354,931	Loan ID 202066	Fixed	8.9900	04/01/27	369,128
425,000	Loan ID 202067	Fixed	10.5000	04/01/24	441,601
287,000	Loan ID 202068	Fixed	8.9900	04/01/24	289,480
261,794	Loan ID 202069	Fixed	9.9900	04/01/27	272,265
184,800	Loan ID 202070	Fixed	8.9900	04/01/24	181,976
164,500	Loan ID 202072	Fixed	8.9900	04/01/23	164,500
1,125,000	Loan ID 202073	Interest Only	7.0000	03/30/25	968,141
119,293	Loan ID 202074	Fixed	10.9900	04/01/32	121,862
175,684	Loan ID 202075	Fixed	9.9900	05/01/27	181,258
132,512	Loan ID 202076	Fixed	9.9900	04/01/32	133,628
128,675	Loan ID 202077	Fixed	11.9900	04/01/24	131,672
77,824	Loan ID 202078	Fixed	9.9900	04/01/24	80,546
90,747	Loan ID 202079	Fixed	8.9900	04/01/52	85,804
304,811	Loan ID 202080	Fixed	9.9900	04/01/27	317,004
3,145,830	Loan ID 202082	Fixed	11.0000	04/08/23	3,145,830
451,188	Loan ID 202084	Fixed	9.9900	05/01/27	466,253
148,000	Loan ID 202086	Fixed	8.9900	05/01/24	140,356
261,787	Loan ID 202087	Fixed	7.9900	05/01/52	232,691

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 102.2% (Continued)
	MORTGAGE LOANS (PRIVATE) — 102.2% (Continued)
324,000	Loan ID 202088	Fixed	11.5000	05/01/24	$327,282
1,391,545	Loan ID 202089	Fixed	8.9900	05/01/42	1,373,178
126,320	Loan ID 202090	Fixed	8.9900	05/01/24	121,310
160,500	Loan ID 202091	Fixed	8.9900	05/01/24	156,513
147,000	Loan ID 202093	Interest Only	8.0000	03/31/27	147,000
325,500	Loan ID 202094	Interest Only	8.0000	04/07/25	325,500
325,500	Loan ID 202095	Interest Only	8.0000	04/07/25	325,500
325,500	Loan ID 202096	Interest Only	8.0000	04/07/25	325,500
652,000	Loan ID 202097	Fixed	8.9900	05/01/24	643,915
299,099	Loan ID 202098	Fixed	7.4900	05/01/52	255,264
83,814	Loan ID 202099	Fixed	8.9900	05/01/52	78,308
150,000	Loan ID 202100	Fixed	9.5000	05/01/24	149,056
279,380	Loan ID 202101	Fixed	8.9900	05/01/32	277,494
1,345,137	Loan ID 202102	ARM	5.7500	12/01/47	1,342,752
1,634,373	Loan ID 202103	ARM	7.0000	11/01/49	1,627,968
					110,163,130
	TOTAL LOANS (Cost $109,551,981)				110,163,130
	OTHER INVESTMENTS(b) - 0.3% (Cost $309,507)				397,716
	TOTAL INVESTMENTS - 102.5% (Cost $109,861,488)				$110,560,846
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.5)%				(2,731,381)
	NET ASSETS - 100.0%				$107,829,465

ARM - Adjustable Rate Mortgage

DSI - Daily Simple Interest

(a)       Loan is in loss mitigation, which means the Fund is restructuring the loan with the delinquent borrower.

(b)       Illiquid Securities, non-income producing defaulted securities.

The accompanying notes are an integral part of these financial statements.

Section 4.8

Absence of Certain Changes or Events

None.

Section 4.9(a)

Legal Proceedings; Compliance with Law

None.

Section 4.13

VCIF Material Contracts

(a)

(i)       Investment Advisory Agreement, dated as of September 30, 2019, by and between

VCIF and Oakline (the “Existing Investment Advisory Agreement”).

(iv)             The VCIF Debt Documents.

(v)               The VCIF Debt Documents.

 (vi)             See table below.

(viii) See table below.

Agreement	Non-Fund Party(ies)	Fund Indemnifies	Fund Subject to Confidentiality Requirement
Investment Advisory Agreement	Oakline Advisors, LLC	Yes (Narrow pre-service clause)
Loan Agreement and amendments	NexBank (fka NexBank, SSB)	Yes
Fund Services Agreement	Ultimus Fund Solutions, LLC	Yes	Yes
Fund Services Agreement and amendments	Gemini Fund Services, LLC	Yes	Yes
Transfer Agent and Registrar Services Agreement	American Stock and Transfer Company, LLC	Yes	Yes
Compliance Consulting Agreement	Northern Lights Compliance Services, LLC	Yes	Yes
Servicing Agreement	Statebridge Company, LLC	Yes	Yes
Standing Loan Servicing Agreement	Boyd Management, LLC		Yes
Tri- Party Agreement (custody)	U.S. Bank National Association and NexBank	Yes	Yes
Limited Purpose Tri- Party Custody Agreement	Colorado Community Banks a division of NBH Bank, N.A. and	Yes

Statebridge Company LLC
Master Services Agreement and Statement of Work	Mortgage Industry Advisory Corporation	Yes	Yes
Terms of Engagement	Barker Viggato, LLP	Yes

(x)       The Existing Investment Advisory Agreement.
(xii) The VCIF Debt Documents.

(b)       None.

Section 4.14

Assets; Existing Investment Assets

(a)       None.

(c) None.

Section 4.15 Intellectual Property

None.

Section 4.16 VCIF Forbearances

None.

Section 7.5(a)

Indemnification; Trustees’ and Officers’ Insurance

None.